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Janus | Adviser Series

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2001 ANNUAL REPORT

   Janus Adviser Growth Fund                  Janus Adviser Strategic Value Fund

   Janus Adviser Aggressive Growth Fund       Janus Adviser International Fund

   Janus Adviser Capital Appreciation Fund    Janus Adviser Worldwide Fund

   Janus Adviser Balanced Fund                Janus Adviser Global Value Fund

   Janus Adviser Equity Income Fund           Janus Adviser Flexible Income Fund

   Janus Adviser Growth and Income Fund       Janus Adviser Money Market Fund

[LOGO] JANUS

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

Table of Contents

          JANUS ADVISER SERIES

             To Our Shareholders ....................................   1

             Fund Managers' Commentaries and Schedules of Investments

                Growth Fund .........................................   2

                Aggressive Growth Fund ..............................   6

                Capital Appreciation Fund ...........................   9

                Balanced Fund .......................................  12

                Equity Income Fund ..................................  18

                Growth and Income Fund ..............................  22

                Strategic Value Fund ................................  26

                International Fund ..................................  29

                Worldwide Fund ......................................  34

                Global Value Fund ...................................  39

                Flexible Income Fund ................................  42

                Money Market Fund ...................................  46

             Statements of Assets and Liabilities ...................  48

             Statements of Operations ...............................  50

             Statements of Changes in Net Assets ....................  52

             Financial Highlights ...................................  58

             Notes to Schedules of Investments ......................  64

             Notes to Financial Statements ..........................  65

             Explanations of Charts, Tables
                and Financial Statements ............................  70

             Report of Independent Accountants ......................  73

                                                                    [LOGO] JANUS

From Janus' Executive Investment Committee

     We take our poor performance over the last year very seriously, and in the letters that follow, our portfolio managers tell you in their own words exactly what they're thinking about and doing on your behalf. After all, we understand that you've chosen to invest with Janus because of our stock-picking ability, a skill that has produced strong returns in the past but has not delivered for you recently. In all certainty, you're wondering why.

     To begin, this period was like few before it. After many years of strong market gains and rapid economic expansion, the bubble burst under the weight of a sudden and substantial reduction in corporate spending, rising energy costs, declining consumer confidence, and the biggest round of job cuts in almost a decade. In early 2001, the annualized 5% growth rate the economy had enjoyed through June of 2000 dropped precipitously to near zero.

     Hoping to reverse the rapid economic downturn, the Federal Reserve cut short-term interest rates six times during the first half of 2001. Nonetheless, stocks continued their downward spiral, and by the end of July, the S&P 500 Index had given up nearly two years of gains while the Nasdaq Composite Index had fallen roughly 60% from its March 2000 peak. Overseas markets suffered a similar fate, with the MSCI EAFE Index reaching its lowest level since October 1998.

     Clearly, many of our funds were not able to avoid the turmoil. The decline in the market was led by many of the names in which we invest - fast-growing companies that were, and still are, the leaders in their respective industries. As the economy slowed dramatically, demand for their products and services eroded almost overnight, as did their stock prices. Although we reduced our exposure in many of these companies, we maintained
     - even increased - our positions in those that our research continued to show as having strong fundamentals.

     In retrospect, we certainly could have reacted more quickly to the rapidly changing economic landscape. With that said, we've spent the past few months focusing our efforts on positioning our portfolios for today's challenging market, and we're very confident we're making the right decisions based on our extensive research. We're investing in those companies we believe have the intelligence, resources and resolve to maneuver in a difficult market - companies with superior management teams and sustainable long-term growth potential. We're confident that our team of talented researchers, working within the context of an investment strategy that's produced solid results for over 30 years, is leading us to those companies.

     As always, we thank you again for the trust and confidence you've placed in us. You have our word that we'll continue to do all that we can to once again deliver the performance you expect from Janus.

          /s/ Tom Bailey                     /s/ Warren Lammert

          /s/ Jim Goff                       /s/ Blaine Rollins

          /s/ Helen Young Hayes              /s/ Scott Schoelzel

Past performance does not guarantee future results.

                                         Janus Adviser Series / July 31, 2001  1

Janus Adviser Growth Fund

[PHOTO]
Blaine Rollins
portfolio manager

Janus Adviser Growth Fund fell 24.91% for the 12 months ended July 31, 2001, lagging its benchmark, the S&P 500 Index, which lost 14.32%.(1)

Investors were increasingly challenged throughout the year, as fewer safety nets were found amidst the slowing U.S. economy. Negative sentiment was widespread, spurred by sluggish business investment, mounting corporate earnings misses, rising unemployment and volatile energy prices. The damage, initially confined to the technology, telecommunications and media sectors, soon spilled over to the broader markets.

The bumpy equity ride started during the fourth quarter of 2000, following several key earnings warnings and soaring oil and natural gas prices. Despite clear signs of a downshifting economy, the Federal Reserve in October left interest rates unchanged, reasoning that rising unemployment and record-high energy costs could trigger faster inflation.

By the beginning of 2001, however, it appeared as though we were headed for a bear market. In turn, the Fed lobbed a surprise half-point interest rate cut in January, followed by five more in as many months as the economy continued to weaken.

All in all, this almost constant barrage of bad news weighed heavily on the Fund. It goes without saying that I'm dissatisfied with our poor performance. I'm no different from you in that I expected better results than we delivered. But despite our disappointing showing, I look at the Fund and I like what I see: a good balance of high-quality, top-tier companies with exceptional management teams and superior business models. That can certainly be said of Boeing, one of the dominant forces in commercial and military aircraft as well as commercial satellites. Although this diversified approach should bode well for the company's long-term prospects, Boeing's fortunes are still largely tied to the fortunes of its commercial aircraft group. Consequently, the stock retreated on concerns that a global slowdown would result in reduced air travel and, therefore, lower demand for new planes. Regardless, ordering cycles, previously subject to sizable peaks and troughs, are now far more controlled. Furthermore, industry consolidation has sharply curtailed price wars, allowing Boeing to concentrate on growing profitability rather than sacrificing earnings for market share.

Telecommunications equipment maker Nokia also worked against us. The company slumped in the wake of heightened perception that the cellular market had peaked, and that European licensing requirements to accommodate the "3G," or "third generation," mobile phone marketplace would strain telecom corporate resources. In our view, Nokia still shows key fundamental growth indicators, such as outstanding financial and operational management, which may help the company create the next wave of innovative mobile units and supporting equipment.

The Fund also absorbed losses from energy wholesaler Enron Corp., in part due to investors overestimating the company's stake in the California energy crisis. While Enron was caught in a downdraft, we believe its global business model, limited liability in the California situation, growth initiatives in Canada and overseas, and a well-received on-line ordering platform should help provide some future price stability for the stock.

Among the Fund's top performers was cable operator Comcast, buoyed by the resilient U.S. cable industry. In addition, Comcast's stock price benefited from its newly added and rapidly growing product lines, such as digital video and high-speed Internet provider services.

Volatility like we've seen over the past year can hurt practically any company. The upside is that the Fund is better positioned from a diversification and valuation standpoint and, hopefully, will experience favorable returns when the market eventually rebounds.

Thank you for your investment in Janus Adviser Growth Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
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Equities                                                                   90.1%
  Foreign                                                                   8.0%
  Europe                                                                    3.8%
Top 10 Equities                                                            39.8%
Number of Stocks                                                              96
Cash and Cash Equivalents                                                   9.9%
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(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

2  Janus Adviser Series / July 31, 2001

Average Annual Total Return(2)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                (24.91)%
  5 Year                                                                  13.68%
  From Inception Date of Predecessor Fund 9/13/93                         13.94%
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S&P 500 Index
  1 Year                                                                (14.32)%
  5 Year                                                                  15.29%
  From Inception Date of Predecessor Fund 9/13/93                         15.16%
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In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(2) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Performance Overview(2)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (24.91)%
Five Year, 13.68%
Since 9/13/93,* 13.94%

JANUS ADVISER GROWTH FUND - $28,199

S&P 500 Index - $30,437

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth Fund and the S&P 500 Index. Janus Adviser Growth Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth Fund ($28,199) as compared to the S&P 500 Index ($30,437).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 90.1%
Aerospace and Defense - 6.9%
       242,670   Boeing Co. .................................     $   14,203,475
        33,770   General Dynamics Corp. .....................          2,731,655
        33,455   Lockheed Martin Corp. ......................          1,325,487

                                                                      18,260,617

Airlines - 0.8%
        19,430   Ryanair Holdings PLC (ADR)*,** .............          1,061,072
        52,440   Southwest Airlines Co. .....................          1,049,325

                                                                       2,110,397

Applications Software - 0.7%
        27,285   Microsoft Corp.* ...........................          1,805,994

Beverages - Non-Alcoholic - 0.2%
        35,085   Coca-Cola Enterprises, Inc. ................            512,943

Broadcast Services and Programming - 1.7%
        77,527   Clear Channel Communications, Inc.* ........          4,543,082

Cable Television - 6.9%
         6,447   Cablevision Systems Corp.* .................            166,655
        12,895   Cablevision Systems Corp. - Class A* .......            725,602
       395,203   Comcast Corp. - Special Class A* ...........         15,029,570
        61,003   Cox Communications, Inc. - Class A* ........          2,496,853

                                                                      18,418,680

Casino Hotels - 0.6%
       151,488   Park Place Entertainment Corp.* ............          1,622,436

Cellular Telecommunications - 1.1%
           203   NTT DoCoMo, Inc.** .........................          2,812,205

Chemicals - Specialty - 0.4%
        25,830   Eastman Chemical Co. .......................          1,133,420
         1,220   Ecolab, Inc. ...............................             48,849

                                                                       1,182,269

Commercial Banks - 0.3%
        10,310   M&T Bank Corp. .............................     $      829,955

Commercial Services - 0.1%
         5,651   Arbitron, Inc.* ............................            148,621

Commercial Services - Financial - 1.1%
        72,410   Paychex, Inc. ..............................          2,845,713

Computer Services - 0.2%
        34,130   Ceridian Corp.* ............................            590,108

Computers - Memory Devices - 0.3%
        17,497   VERITAS Software Corp.* ....................            742,048

Cosmetics and Toiletries - 3.7%
       124,727   Colgate-Palmolive Co. ......................          6,760,203
        42,567   Procter & Gamble Co. .......................          3,023,108

                                                                       9,783,311

Data Processing and Management - 1.1%
        29,220   Automatic Data Processing, Inc. ............          1,488,759
        24,785   Fiserv, Inc.* ..............................          1,422,163

                                                                       2,910,922

Diversified Operations - 6.0%
        56,299   Bombardier, Inc. - Class B .................            823,300
       124,155   Cendant Corp.* .............................          2,526,554
       101,497   General Electric Co. .......................          4,415,120
        64,005   Honeywell International, Inc. ..............          2,359,864
         3,190   Illinois Tool Works, Inc. ..................            200,970
        11,550   Minnesota Mining and Manufacturing Co. .....          1,292,214
        80,790   Tyco International, Ltd. ...................          4,298,028

                                                                      15,916,050

E-Commerce/Services - 0.4%
        14,958   eBay, Inc.* ................................            935,922

See Notes to Schedules of Investments.

                                         Janus Adviser Series / July 31, 2001  3

Janus Adviser Growth Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Generation - 1.0%
        70,415   AES Corp.* .................................     $    2,696,895

Electronic Components - 0.3%
        58,000   NEC Corp.** ................................            775,156

Electronic Components - Semiconductors - 0.7%
        13,670   International Rectifier Corp.* .............            510,438
        18,530   National Semiconductor Corp.* ..............            593,887
         8,255   NVIDIA Corp.* ..............................            667,830

                                                                       1,772,155

Engines - Internal Combustion - 1.5%
        98,415   Cummins, Inc. ..............................          4,006,475

Enterprise Software and Services - 0.3%
        31,163   BEA Systems, Inc.* .........................            687,144
        14,150   Micromuse, Inc.* ...........................            216,071

                                                                         903,215

Fiduciary Banks - 2.4%
       103,979   Bank of New York Company, Inc. .............          4,664,498
        24,833   Northern Trust Corp. .......................          1,584,346

                                                                       6,248,844

Finance - Investment Bankers/Brokers - 2.7%
        29,630   Goldman Sachs Group, Inc. ..................          2,464,031
        87,496   Merrill Lynch & Company, Inc. ..............          4,745,783

                                                                       7,209,814

Financial Guarantee Insurance - 1.4%
        46,045   MGIC Investment Corp. ......................          3,455,217
         4,070   PMI Group, Inc. ............................            280,830

                                                                       3,736,047

Food - Retail - 0.5%
        15,915   Albertson's, Inc. ..........................            520,898
        30,915   Kroger Co.* ................................            814,919

                                                                       1,335,817

Hotels and Motels - 0.5%
        39,360   Starwood Hotels & Resorts Worldwide, Inc. ..          1,404,759

Human Resources - 0.2%
        18,940   Robert Half International, Inc.* ...........            493,387

Identification Systems and Devices - 0.4%
        78,086   Symbol Technologies, Inc. ..................            969,047

Instruments - Scientific - 2.0%
        64,157   Dionex Corp.* ..............................          1,873,384
        51,550   FEI Co.* ...................................          1,957,869
        20,335   Millipore Corp. ............................          1,325,435
         4,035   PerkinElmer, Inc. ..........................            127,103

                                                                       5,283,791

Insurance Brokers - 0.4%
        29,050   Aon Corp. ..................................          1,029,823

Internet Brokers - 1.1%
       188,500   Charles Schwab Corp. .......................          2,825,615

Life and Health Insurance - 1.8%
        65,670   AFLAC, Inc. ................................          1,942,519
        63,335   StanCorp Financial Group, Inc. .............          2,793,074

                                                                       4,735,593

Medical - Biomedical and Genetic - 0.5%
        34,039   Genentech, Inc.* ...........................          1,439,850

Medical - Drugs - 0.4%
        26,045   Pfizer, Inc. ...............................          1,073,575

Medical - Hospitals - 2.2%
        21,230   HCA, Inc. ..................................     $      975,519
        88,945   Tenet Healthcare Corp.* ....................          4,937,337

                                                                       5,912,856

Medical Products - 0.8%
        37,700   Becton, Dickinson and Co. ..................          1,302,912
        14,260   Stryker Corp. ..............................            855,315

                                                                       2,158,227

Multi-Line Insurance - 1.1%
        36,856   Aegon N.V.** ...............................          1,029,330
        55,695   Allstate Corp. .............................          1,947,097

                                                                       2,976,427

Multimedia - 13.7%
       502,645   AOL Time Warner, Inc.* .....................         22,845,215
       267,059   Viacom, Inc. - Class B* ....................         13,299,538
         1,860   Walt Disney Co. ............................             49,011

                                                                      36,193,764

Networking Products - 1.1%
       152,014   Cisco Systems, Inc.* .......................          2,921,709

Pipelines - 1.4%
        82,269   Enron Corp. ................................          3,730,899

Property and Casualty Insurance - 0.8%
        52,230   Mercury General Corp. ......................          2,052,639

Retail - Discount - 0.5%
        32,301   Costco Wholesale Corp.* ....................          1,390,558

Retail - Drug Store - 1.5%
       115,350   Walgreen Co. ...............................          3,887,295

Semiconductor Components/Integrated Circuits - 7.1%
        21,278   Integrated Device Technology, Inc.* ........            784,094
       270,605   Linear Technology Corp. ....................         11,792,966
       123,544   Maxim Integrated Products, Inc.* ...........          5,704,026
        22,985   Vitesse Semiconductor Corp.* ...............            452,805

                                                                      18,733,891

Semiconductor Equipment - 1.8%
        62,760   Applied Materials, Inc.* ...................          2,878,174
        16,960   KLA-Tencor Corp.* ..........................            922,455
        19,985   Novellus Systems, Inc.* ....................          1,018,635

                                                                       4,819,264

Telecommunication Equipment - 2.3%
        13,626   Nokia Oyj** ................................            299,840
       263,782   Nokia Oyj (ADR)** ..........................          5,753,085

                                                                       6,052,925

Telecommunication Services - 1.2%
        17,085   Amdocs, Ltd.* ..............................            770,021
        70,910   Qwest Communications International, Inc. ...          1,843,660
        24,790   Time Warner Telecom, Inc. - Class A* .......            696,847

                                                                       3,310,528

Telephone - Integrated - 1.1%
        36,091   America Movil S.A. de C.V.
                   - Series L (ADR) .........................            712,436
        98,336   Telefonica S.A.*,** ........................          1,197,665
        32,006   Telefonos de Mexico S.A. (ADR) .............          1,109,968

                                                                       3,020,069

Television - 1.5%
       103,324   Univision Communications, Inc. - Class A* ..          3,944,910

Tools - Hand Held - 0.1%
         7,170   Stanley Works Co. ..........................            312,540

See Notes to Schedules of Investments.

4  Janus Adviser Series / July 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Railroad - 0.2%
         3,840   Canadian National Railway Co. ..............     $      175,877
         6,060   Canadian National Railway Co.
                   - New York Shares ........................            276,336

                                                                         452,213

Transportation - Services - 1.1%
        51,005   United Parcel Service, Inc. - Class B ......          2,898,614
--------------------------------------------------------------------------------
Total Common Stock (cost $242,513,576) ......................        238,680,459
--------------------------------------------------------------------------------
Repurchase Agreement - 10.3%
$   27,300,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $27,302,844
                   collateralized by $10,704,760 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/01-9/13/01, A-1 - A-1+, $89,244,057 in
                   U.S. Government Agencies, 0.609%-180.00%
                   10/25/02-4/1/31, with respective values
                   of $10,035,148 and $17,927,788
                   (cost $27,300,000) .......................         27,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $269,813,576) - 100.4% ........        265,980,459
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%        (948,932)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  265,031,527
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           1.6%           $     4,298,028
Canada                                            0.5%                 1,275,513
Finland                                           2.3%                 6,052,925
Ireland                                           0.4%                 1,061,072
Japan                                             1.3%                 3,587,361
Mexico                                            0.7%                 1,822,404
Netherlands                                       0.4%                 1,029,330
Spain                                             0.4%                 1,197,665
United Kingdom                                    0.3%                   770,021
United States++                                  92.1%               244,886,140
--------------------------------------------------------------------------------
Total                                           100.0%           $   265,980,459

++Includes Short-Term Securities (81.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 10/26/01                      2,300,000    $    2,008,820   $         (138)
Japanese Yen 11/9/01             130,000,000         1,050,152            31,478
--------------------------------------------------------------------------------
Total                                           $    3,058,972   $        31,340

See Notes to Schedules of Investments.

                                         Janus Adviser Series / July 31, 2001  5

Janus Adviser Aggressive Growth Fund

[PHOTO]
Jim Goff
portfolio manager

For the twelve-month period ended July 31, 2001, Janus Adviser Aggressive Growth Fund lost 51.36%. This compares to a 5.58% gain by the S&P MidCap 400 Index.(1) Our focus on companies with very high rates of earnings and revenue growth worked against us as a wide range of factors converged to create an extremely difficult environment for aggressive growth stocks.

As the period began, the U.S. was in the midst of the longest peacetime expansion in its history. By January, however, a series of six consecutive interest rate increases by the Federal Reserve had finally succeeded in cooling off the economy, which is now suffering its most sudden slowdown since the OPEC-induced recession of the early 1970s. This was compounded by an alarming drop in consumer confidence, which was, in turn, driven by skyrocketing energy prices and the evaporation (and ultimate reversal of) the so-called "wealth effect."

This weakness quickly spread to the corporate sector, where a cascade of disappointing earnings announcements soon turned into a flurry of pink slips. The darkening outlook also forced businesses to suddenly scale back or cancel plans for further increases in technology and telecommunications investment - a fact that worked directly against many of our fastest-growing holdings. If that weren't enough, the demise of countless dot-coms and the well-publicized difficulties of numerous upstart telecommunications providers effectively removed the pressure felt by existing companies to build out their networks and service offerings in an effort to compete with the aggressive newcomers, pressuring capital investment even further.

In this environment it's perhaps not surprising that optical telecommunications equipment stocks such as Avanex were among our biggest disappointments. The stock fell sharply as one industry peer after another announced that earnings would fall short of expectations. We sold the position in response to the dramatic decline in telecommunications equipment spending and delays that may push the introduction of new products out by as much as a year.

Our exposure to biotechnology stocks such as Human Genome Sciences, Millennium Pharmaceuticals and others also worked against us. Many of these stocks fell sharply despite a continuing stream of positive news from some of the industry's most notable players. Millennium, for example, entered into a new research pact with drug giant Abbott Labs even as an existing partnership with Germany's Bayer bore fruit in the form of a cancer drug that progressed from genomic concept to clinical candidate status in a mere 18 months. We remain committed to this group of companies despite the recent turbulence and believe the value proposition they offer, namely a dramatic improvement in the drug discovery process, makes the longer-term outlook favorable.

Despite these and other disappointments, there were several standouts. Examples included eBay, which finished the year with a sizable gain despite a sharp fall early in the period. The company continued to build on its initial success uniting buyers and sellers of collectibles and low-priced consumer goods by extending its reach into other areas. Acceptance by both buyers and sellers of big-ticket items such as automobiles and high-tech equipment has been encouraging, and we believe the company's outstanding franchise will provide an avenue for growth for years to come.

Adult education provider Apollo Group was another standout. The company, which operates the University of Phoenix, managed to post outstanding earnings growth even as the economy slowed sharply. In addition, Apollo continues to expand into new markets - a move we believe positions the company well for additional growth.

While we are disappointed with our results in what has been an extremely difficult market for growth stocks, we believe the Fund is well-positioned to rebound when the market regains its footing. Investors tend to paint stocks with a very broad brush during times of turmoil, and great companies often take a beating beside those that are fundamentally unsound. In time, however, the market always manages to sort the tennis balls from the eggs, and we are therefore encouraged by the fact that the business fundamentals possessed by virtually all of our companies have remained strong despite the market's volatile performance. Furthermore, it's quite likely that stock prices will begin to discount a recovery months before it becomes evident in the economic data, and by holding on to those companies that are well-positioned to lead the market out of its current funk, we hope to participate fully and forcefully when the turnaround comes.

Thank you for your continued investment in Janus Adviser Aggressive Growth Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   95.9%
Top 10 Equities                                                            34.1%
Number of Stocks                                                              67
Cash and Cash Equivalents                                                   4.1%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

6  Janus Adviser Series / July 31, 2001

Average Annual Total Return(2)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                (51.36)%
  5 Year                                                                  11.24%
  From Inception Date of Predecessor Fund 9/13/93                         14.52%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                   5.58%
  5 Year                                                                  19.85%
  From Inception Date of Predecessor Fund 9/13/93                         16.49%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors.

Aggressive funds may be subject to greater price volatility.

DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(2) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Performance Overview(2)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (51.36)%
Five Year, 11.24%
Since 9/13/93,* 14.52%

JANUS ADVISER AGGRESSIVE
   GROWTH FUND - $29,128

S&P Mid Cap 400 Index - $33,300

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Aggressive Growth Fund and the S&P Mid Cap 400 Index. Janus Adviser Aggressive Growth Fund is represented by a shaded area of blue. The S&P Mid Cap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Aggressive Growth Fund ($29,128) as compared to the S&P Mid Cap 400 Index ($33,300).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.9%
Advertising Sales - 2.2%
       167,087   Lamar Advertising Co.* .....................     $    7,348,486

Airlines - 1.3%
       222,470   Southwest Airlines Co. .....................          4,451,625

Cable Television - 2.7%
       428,355   Charter Communications, Inc. - Class A* ....          9,226,767

Cellular Telecommunications - 3.9%
       153,640   AT&T Wireless Services, Inc.* ..............          2,871,532
       263,946   Western Wireless Corp. - Class A* ..........         10,270,139

                                                                      13,141,671

Commercial Banks - 0.4%
        33,705   National Commerce Financial Corp. ..........            886,441
         9,275   North Fork Bancorporation, Inc. ............            300,881

                                                                       1,187,322

Commercial Services - 0.7%
        63,700   Plexus Corp.* ..............................          2,281,097

Commercial Services - Financial - 8.2%
       115,655   Concord EFS, Inc.* .........................          6,636,284
       530,457   Paychex, Inc. ..............................         20,846,960

                                                                      27,483,244

Distribution and Wholesale - 0.1%
         4,265   Fastenal Co. ...............................            279,358

Diversified Operations - 2.3%
       386,260   Cendant Corp.* .............................          7,860,391

Drug Delivery Systems - 2.5%
       123,003   Andrx Group, Inc.* .........................     $    8,350,674

E-Commerce/Services - 6.2%
       160,360   eBay, Inc.* ................................         10,033,725
        50,255   HomeStore.com, Inc.* .......................          1,387,038
       187,407   TMP Worldwide, Inc.* .......................          9,377,846

                                                                      20,798,609

Electric - Generation - 4.1%
       356,445   AES Corp.* .................................         13,651,844

Electronic Components - Semiconductors - 4.1%
       353,696   Cree, Inc.* ................................          8,651,404
       150,950   Intersil Corp. - Class A* ..................          5,237,965

                                                                      13,889,369

Fiduciary Banks - 1.1%
        58,345   Northern Trust Corp. .......................          3,722,411

Finance - Auto Loans - 0.4%
        23,895   AmeriCredit Corp.* .........................          1,469,304

Financial Guarantee Insurance - 1.1%
        50,400   MGIC Investment Corp. ......................          3,782,016

Independent Power Producer - 2.5%
       147,165   Calpine Corp.* .............................          5,296,468
       135,935   Reliant Resources, Inc.* ...................          3,130,583

                                                                       8,427,051

Instruments - Scientific - 0%
         5,620   Waters Corp.* ..............................            165,790

See Notes to Schedules of Investments.

                                         Janus Adviser Series / July 31, 2001  7

Janus Adviser Aggressive Growth Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Internet Brokers - 1.4%
       214,555   Charles Schwab Corp. .......................     $    3,216,179
       243,065   E*TRADE Group, Inc.* .......................          1,575,061

                                                                       4,791,240

Life and Health Insurance - 0.5%
        57,365   AFLAC, Inc. ................................          1,696,857

Medical - Biomedical and Genetic - 8.0%
       108,790   Enzon, Inc.* ...............................          6,989,757
       196,787   Human Genome Sciences, Inc.* ...............          9,992,844
        58,675   Invitrogen Corp.* ..........................          3,756,960
       197,670   Millennium Pharmaceuticals, Inc.* ..........          6,183,118

                                                                     26,922,679

Medical - Drugs - 3.2%
        22,380   King Pharmaceuticals, Inc.* ................          1,011,576
         4,475   OSI Pharmaceuticals, Inc.* .................            193,812
        84,210   Priority Healthcare Corp.* .................          2,016,830
       173,138   Sepracor, Inc.* ............................          7,628,460

                                                                      10,850,678

Medical - Hospitals - 1.1%
        48,535   Community Health Care Corp.* ...............          1,553,120
       101,115   Health Management Associates, Inc.
                   - Class A* ...............................          1,998,032

                                                                       3,551,152

Medical - Nursing Homes - 0.4%
        41,900   Manor Care, Inc.* ..........................          1,349,180

Medical - Wholesale Drug Distributors - 3.2%
       144,525   Cardinal Health, Inc. ......................         10,641,376

Medical Instruments - 0.7%
        31,610   St. Jude Medical, Inc.* ....................          2,212,700

Medical Labs and Testing Services - 3.2%
        66,385   Laboratory Corporation of America Holdings*           5,971,995
        67,500   Quest Diagnostics, Inc.* ...................          4,664,250

                                                                      10,636,245

Medical Products - 0.4%
        21,610   Stryker Corp. ..............................          1,296,168

Oil - Field Services - 2.3%
       227,984   Hanover Compressor Co.* ....................          7,630,624

Oil Companies - Exploration and Production - 1.1%
       107,870   EOG Resources, Inc. ........................          3,813,205

Oil Field Machinery and Equipment - 0.4%
        44,250   Universal Compression Holdings, Inc.* ......          1,241,212

Pharmacy Services - 0.5%
        68,825   Omnicare, Inc. .............................          1,739,208

Pipelines - 3.0%
       194,690   Kinder Morgan, Inc. ........................         10,201,756

Radio - 1.8%
        50,784   Cox Radio, Inc. - Class A* .................          1,244,208
        29,624   Entercom Communications Corp.* .............          1,442,393
        74,823   Hispanic Broadcasting Corp.* ...............          1,758,340
       182,710   Sirius Satellite Radio, Inc.* ..............          1,470,816

                                                                       5,915,757

Reinsurance - 1.2%
         1,710   Berkshire Hathaway, Inc. - Class B* ........     $    3,926,160

Retail - Drug Store - 2.6%
       259,530   Walgreen Co. ...............................          8,746,161

Satellite Telecommunications - 1.1%
       123,315   EchoStar Communications Corp.* .............          3,668,621

Schools - 3.0%
       233,425   Apollo Group, Inc. - Class A* ..............         10,163,324

Semiconductor Components/Integrated Circuits - 4.7%
       212,710   Integrated Device Technology, Inc.* ........          7,838,364
        63,450   Maxim Integrated Products, Inc.* ...........          2,929,487
       260,683   Vitesse Semiconductor Corp.* ...............          5,135,455

                                                                      15,903,306

Telecommunication Equipment - 1.6%
       238,035   Sonus Networks, Inc.* ......................          5,222,488

Therapeutics - 2.0%
       110,353   Abgenix, Inc.* .............................          3,209,065
       159,432   Medarex, Inc.* .............................          3,394,307

                                                                       6,603,372

Transportation - Services - 0.1%
         6,275   Expeditors International of Washington, Inc.            356,545

Wireless Equipment - 4.6%
       385,693   American Tower Corp.* ......................          6,537,496
       700,119   Crown Castle International Corp.* ..........          6,826,160
       106,965   SBA Communications Corp.* ..................          2,108,280

                                                                      15,471,936
--------------------------------------------------------------------------------
Total Common Stocks (cost $351,059,171) .....................        322,068,979
--------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
$   14,700,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $14,701,531
                   collateralized by $5,424,871 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/01-9/13/01, A-1 - A-1+
                   $48,054,492 in U.S. Government
                   Agencies, 0.609%-180.00%
                   10/25/02-4/1/31, with respective
                   values of $5,403,541 and $9,653,424
                   (cost $14,700,000) .......................         14,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $365,759,171) - 100.3% ........        336,768,979
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3)%      (1,091,958)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  335,677,021
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

8  Janus Adviser Series / July 31, 2001

                                         Janus Adviser Capital Appreciation Fund

[PHOTO]
Scott Schoelzel
portfolio manager

For the 12 months ended July 31, 2001, Janus Adviser Capital Appreciation Fund declined 27.35% compared with a 14.32% loss posted by its benchmark, the S&P 500 Index.(1)

As we exited calendar year 2000, I was reasonably optimistic that the storm had passed. We had endured the worst one-year performance of the major stock indices in decades, and as we entered 2001, I felt a genuine sense of optimism that the worst was behind us. Adding to my optimism was the Federal Reserve's decision to lower the Fed Funds rate in the first few days of the new year, and although many of our companies were expressing some anxiety about the tone of business, the markets began to rally. I even remember telling a couple of our younger analysts that things would get better in 2001 - after all, "we can't fall out of a basement." What I forgot to tell them is that a "basement can always flood."

Although the Fed has embarked on an aggressive round of rate cutting, reducing them six times in the first half of 2001, the news from corporate America continues to be generally weak. Executives from virtually every industry, in the U.S. and abroad, have commented to us that they have been surprised by both the speed and the severity of the slowdown. Even bellwether companies like Cisco Systems, which were previously thought to be immune from the vagaries of the business cycle, were humbled as the economy slowed. Their management teams misjudged the severity of the environment and their stock price plummeted.

So where do we go from here?

I expect the Fed's recent actions and the impact of the federal tax cut will eventually stimulate both the economy and the financial markets. In turn, the markets should turn up far in advance of the economic statistics.

Nevertheless, the Fund is invested in a slightly broader array of companies than in the immediate past. In addition to our long-held positions in Citigroup and Merrill Lynch, we built positions in Goldman Sachs and Wells Fargo. Although all four companies came under pressure near the end of the period, they have judiciously managed their expense levels during the recent downturn and we believe they are poised to increase their market shares globally as the markets revive.

We also increased our exposure to the media and entertainment industry, namely AOL Time Warner. After several months of solid performance, the stock lost some ground in July after announcing lower-than-expected revenue growth and cautioning that it may not meet its aggressive year-end financial targets. Nonetheless, the opportunities to globally expand the AOL online service, as well as the CNN, HBO, CBS, MTV and Nickelodeon brand franchises continue to be open-ended. Furthermore, AOL Time Warner is led by an excellent management team that has managed the company's cost structure admirably during the recent slowdown. We expect AOL Time Warner to benefit from the anticipated revival in advertising and consumer spending.

We also established a small position in the energy sector via investments in Exxon Mobil and Occidental Petroleum. We continue to look for incremental opportunities in this area of the market and are still trying to determine just how sustainable the investment opportunity will be in this highly volatile industry during the coming years.

Perhaps our most disappointing results came from the Fund's smaller "farm team" investments. These are companies we believe have the potential to become the brand-name franchises of tomorrow. Palm Computing's woes were illustrative of many of the frustrations we had with these investments. Palm's strength lies in its exposure to both the hardware and software sides of the personal digital assistant business. In essence, if Palm were a PC maker, it would combine Microsoft's command of the operating system software market with Apple Computer's substantial presence in the hardware market into a single, powerful company. Unfortunately, as is often the case in many fast-growing hyper-markets, the management team mismanaged a key product transition just as the economy began to slow. The stock suffered mightily and now Palm's leadership position is in jeopardy. Thus, we sold our position. However, long term, we are confident that the market for wireless, handheld, broadband communication devices will be very lucrative, so we'll be watching this area closely.

Despite the Fund's poor performance, I believe the worst is behind us. Valuations are more compelling and, for all its shortcomings, the so-called "new economy" has lit the path to the future. I am convinced that we are in the very early stages of the digitization of virtually every aspect of the economy, both old and new. The companies that can harness the power of these new technologies and profitably provide compelling products and services will become the true breakaway players in their respective fields. With that said, I continue to be particularly excited about the opportunities we are finding in the media/entertainment, pharmaceuticals, healthcare, biotechnology, telecommunications, technology, financial services and energy industries.

Thank you for your continued confidence and investment in Janus Adviser Capital Appreciation Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   69.4%
  Foreign                                                                   9.5%
  Europe                                                                    4.2%
Top 10 Equities                                                            34.3%
Number of Stocks                                                              31
Cash and Cash Equivalents                                                  30.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

                                         Janus Adviser Series / July 31, 2001  9

Average Annual Total Return(1)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                (27.35)%
  From Inception Date of Predecessor Fund 5/1/97                          21.45%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.32)%
  From Inception Date of Predecessor Fund 5/1/97                          11.72%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Concentration may lead to greater price volatility.

DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN, AND THE FUND MAY HAVE AN INCREASED POSITION IN CASH FOR TEMPORARY DEFENSIVE PURPOSES. (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance Overview(1)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (27.35)%
Since 5/1/97,* 21.45%

JANUS ADVISER CAPITAL APPRECIATION
   FUND  - $22,840

S&P 500 Index - $16,018

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Capital Appreciation Fund and the S&P 500 Index. Janus Adviser Capital Appreciation Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through July 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Capital Appreciation Fund ($22,840) as compared to the S&P 500 Index ($16,018).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 69.4%
Computers - 1.8%
       179,134   Research in Motion, Ltd.* ..................     $    4,215,023

Diversified Financial Services - 4.4%
       203,511   Citigroup, Inc. ............................         10,218,287

Diversified Operations - 5.9%
       126,617   General Electric Co. .......................          5,507,840
        72,930   Minnesota Mining and Manufacturing Co. .....          8,159,408

                                                                      13,667,248

Electronic Components - 4.0%
       234,093   Flextronics International, Ltd.* ...........          6,364,989
       126,405   Sanmina Corp.* .............................          2,749,309

                                                                       9,114,298

Finance - Investment Bankers/Brokers - 9.2%
        97,665   Goldman Sachs Group, Inc. ..................          8,121,821
       156,656   Merrill Lynch & Company, Inc. ..............          8,497,021
        78,825   Morgan Stanley Dean Witter & Co. ...........          4,715,312

                                                                      21,334,154

Independent Power Producer - 3.1%
       114,430   Calpine Corp.* .............................          4,118,336
       101,275   Mirant Corp.* ..............................          3,132,436

                                                                       7,250,772

Internet Security - 1.1%
        48,436   VeriSign, Inc.* ............................          2,645,090

Medical - Drugs - 3.8%
       120,630   AstraZeneca Group PLC (ADR) ................          6,085,784
        62,758   Pfizer, Inc. ...............................          2,586,885

                                                                       8,672,669

Medical - HMO - 3.4%
        94,015   Oxford Health Plans, Inc.* .................     $    2,726,435
        76,945   UnitedHealth Group, Inc. ...................          5,187,632

                                                                       7,914,067

Multimedia - 5.4%
       273,667   AOL Time Warner, Inc.* .....................         12,438,165

Oil Companies - Exploration and Production - 3.7%
        91,665   Anadarko Petroleum Corp. ...................          5,206,572
        94,725   EOG Resources, Inc. ........................          3,348,529

                                                                       8,555,101

Oil Companies - Integrated - 8.9%
       141,620   Exxon Mobil Corp. ..........................          5,914,051
        94,320   Occidental Petroleum Corp. .................          2,607,005
       168,085   Unocal Corp. ...............................          6,014,081
       198,975   USX-Marathon Group, Inc. ...................          5,903,588

                                                                      20,438,725

Pipelines - 2.7%
       118,595   El Paso Corp. ..............................          6,137,291

Retail - Apparel and Shoe - 2.9%
       245,785   Gap, Inc. ..................................          6,712,388

Retail - Building Products - 1.6%
        74,642   Home Depot, Inc. ...........................          3,759,718

Satellite Telecommunications - 0.6%
        44,422   EchoStar Communications Corp.* .............          1,321,554

Super-Regional Banks - 2.8%
       139,680   Wells Fargo & Co. ..........................          6,433,661

See Notes to Schedules of Investments.

10  Janus Adviser Series / July 31, 2001

                                         Janus Adviser Capital Appreciation Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 1.6%
       169,103   Nokia Oyj (ADR) ............................     $    3,688,136

Telephone - Integrated - 0.7%
        47,946   Telefonos de Mexico S.A. (ADR) .............          1,662,767

Transportation - Services - 1.8%
        71,035   United Parcel Service, Inc. - Class B ......          4,036,919
--------------------------------------------------------------------------------
Total Common Stock (cost $180,489,798) ......................        160,216,033
--------------------------------------------------------------------------------
Repurchase Agreement - 30.3%
$   69,800,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $69,807,271
                   collateralized by $25,758,909 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/01-9/13/01, A-1 - A-1+
                   $228,177,112 in U.S. Government
                   Agencies, 0.609%-180.00%
                   10/25/02-4/1/31, with respective
                   values of $25,657,631 and $45,837,348
                   (cost $69,800,000) .......................         69,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $250,289,798) - 99.7% .........        230,016,033
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%            790,255
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  230,806,288
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            1.8%           $     4,215,023
Finland                                           1.6%                 3,688,136
Mexico                                            0.7%                 1,662,767
Singapore                                         2.8%                 6,364,989
United Kingdom                                    2.7%                 6,085,784
United States++                                  90.4%               207,999,334
--------------------------------------------------------------------------------
Total                                           100.0%           $   230,016,033

++Includes Short-Term Securities (60.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  11

Janus Adviser Balanced Fund

[PHOTO]
Karen Reidy
portfolio manager

For the 12 months ended July 31, 2001, Janus Adviser Balanced Fund lost 4.92%, compared to its benchmarks, the S&P 500 Index which returned a loss of 14.32% and the Lehman Brothers Government/ Credit Index which returned 12.71%.(1)

It was tough going for equity markets during the period as unremitting volatility weighed down stocks across the board. Fueling the unsettling swings was uncertainty - first, over the direction of interest rates and, later, over when the economy and company profits would rebound. After boosting borrowing costs to keep inflation in check, the Federal Reserve held rates steady in the second half of 2000 amid mixed economic signals. By December, however, rising energy costs, sluggish manufacturing activity and several high-profile earnings disappointments suggested the economy may be slowing more than central bankers intended.

Then, without warning, business spending on information technology came to an abrupt standstill. With falling company profits and mounting job layoffs threatening an already-shaky economy, Fed policymakers took dramatic steps this year, slashing borrowing costs six times in as many months to a seven-year low of 3.75%. After getting a temporary boost from each easing, stocks resumed their slide, unable to gain any footing as investors continued to worry about deteriorating corporate earnings.

Meanwhile, in the fixed-income markets longer-term debt offered higher yields than shorter-term instruments as the inverted yield curve that characterized the first half of 2001 began to re-vert and as fears of the Fed's aggressive rate-cutting campaign could ignite inflation lifted the yield on the 30-year Treasury bond.

The atmosphere of uncertainty that prevailed during the period presented some unique challenges, to say the least. To meet those challenges, we relied as always on our research-intensive stock-picking approach to uncover companies led by outstanding management teams committed to consistent earnings growth and improving returns on capital. Professional services firm Marsh & McLennan would certainly fall into that category. Nevertheless, the parent of insurance brokerage Marsh, Putnam Investments and Mercer Consulting Group was among our disappointments. Our interest in the company was piqued last year when we noticed that premium rates were rising in the commercial property insurance industry. Supported by this favorable pricing trend, Marsh has enjoyed high returns on capital and high free cash flow. Still, its stock has slumped as Putnam's assets under management have dropped along with the market. We viewed this downturn, however, as an opportunity to add to our Marsh & McLennan position at more attractive prices.

SBC Communications, the second-biggest U.S. local phone carrier, also hindered our results. We first questioned the soundness of SBC's business model last fall when the company missed its targets for DSL subscriber growth. Our research also indicated that its DSL installation process remained very labor-intensive and costly. Furthermore, SBC's plans to roll out long distance in its local markets were being threatened by sagging prices. Consequently, we liquidated our SBC stock earlier this year at a small gain.

On the plus side, Tenet Healthcare Corporation was a standout. Since taking the helm of the healthcare services company in the early 1990s, CEO Jeffrey Barbakow has overseen its growth from 35 to more than 100 acute-care hospitals. Key to his success was the acquisition of major competitors and some not-for-profit hospitals concentrated in Florida and Southern California, home to affluent, retirement-aged populations. This "core clustering" business model has allowed Tenet to leverage the procurement of supplies, which has improved margins and accelerated free cash flow growth. The result has been rising earnings - and a rising stock price.

Another strong performer was Burlington Resources, one of the largest independent oil and natural-gas producers in the U.S. The company has benefited against a backdrop of stricter environmental regulations as the American energy market evolves from a reliance on coal- and nuclear-fired power to clean-burning and efficient natural gas. To be sure, forecasts show demand for natural gas swelling over the next 10 years. As we sought to understand the changing supply/demand characteristics for electricity in the U.S., these optimistic projections were confirmed by our own research, which revealed that General Electric has sold out its natural-gas-fired power turbines through 2003. What's more, we appreciate Burlington management's efforts to improve returns on capital and believe the stock is attractively valued compared to its peers.

Amid the ongoing uncertainty, we are doubling our efforts, doing the kind of research that gives us the conviction to successfully navigate these choppy waters. In the end, we believe our proven, company-by-company approach will help us find the market's next-generation winners.

Thank you for your investment in Janus Adviser Balanced Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   44.0%
Top 10 Equities                                                            16.0%
Number of Stocks                                                              67
Fixed-Income Securities
  U.S. Government Obligations                                              20.5%
  Corporate Bonds/Warrants
    Investment Grade                                                       18.5%
    High-Yield/High-Risk                                                    1.3%
Preferred Stock                                                             1.3%
Cash and Cash Equivalents                                                  14.4%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

12  Janus Adviser Series / July 31, 2001

Average Annual Total Return(2)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                 (4.92)%
  5 Year                                                                  16.15%
  From Inception Date of Predecessor Fund 9/13/93                         14.70%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  12.71%
  5 Year                                                                   7.86%
  From Inception Date of Predecessor Fund 9/13/93                          6.58%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.32)%
  5 Year                                                                  15.29%
  From Inception Date of Predecessor Fund 9/13/93                         15.16%
--------------------------------------------------------------------------------
DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(2) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance Overview(2)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (4.92)%
Five Year, 16.15%
Since 9/13/93,* 14.70%

JANUS ADVISER BALANCED FUND - $29,459

S&P 500 Index - $30,437

Lehman Brothers
   Government/
   Credit Index
    - $16,527

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Balanced Fund, S&P 500 Index and Lehman Brothers Government/ Credit Index. Janus Adviser Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Balanced Fund ($29,459) as compared to the S&P 500 Index ($30,437) and the Lehman Brothers Government/Credit Index ($16,527).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 44.0%
Aerospace and Defense - 0.2%
        19,645   Boeing Co. .................................     $    1,149,822

Agricultural Operations - 0.7%
       103,855   Monsanto Co. ...............................          3,655,696

Applications Software - 1.0%
        83,435   Microsoft Corp.* ...........................          5,522,563

Automotive - Cars and Light Trucks - 1.8%
       147,940   BMW A.G ....................................          5,203,498
        66,940   General Motors Corp. .......................          4,257,384

                                                                       9,460,882

Automotive - Truck Parts and Equipment - 1.3%
         4,640   Dana Corp. .................................            119,480
       347,190   Delphi Automotive Systems Corp. ............          5,680,028
        43,480   Visteon Corp. ..............................            918,732

                                                                       6,718,240

Beverages - Non-Alcoholic - 0.4%
        45,955   PepsiCo, Inc. ..............................          2,142,882

Beverages - Wine and Spirits - 0.3%
       171,651   Diageo PLC .................................          1,763,848

Brewery - 0.9%
       107,996   Anheuser-Busch Companies, Inc. .............     $    4,677,307

Broadcast Services and Programming - 0.4%
       134,869   AT&T Corp./Liberty Media Group - Class A* ..          2,121,489

Cable Television - 0.4%
        57,361   Comcast Corp. - Special Class A* ...........          2,181,439

Cellular Telecommunications - 1.2%
       332,281   AT&T Wireless Services, Inc.* ..............          6,210,332

Chemicals - Diversified - 1.3%
        87,805   E.I. du Pont de Nemours and Co. ............          3,759,810
       206,937   Lyondell Chemical Co. ......................          2,988,170

                                                                       6,747,980

Computers - 0.7%
       195,070   Apple Computer, Inc.* ......................          3,665,365

Computers - Memory Devices - 0.3%
        68,474   EMC Corp.* .................................          1,350,307

Computers - Peripheral Equipment - 0.5%
        58,320   Lexmark International Group, Inc. - Class A*          2,666,390

Cosmetics and Toiletries - 1.2%
        92,950   Procter & Gamble Co. .......................          6,601,309

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  13

Janus Adviser Balanced Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Data Processing and Management - 0.8%
        85,426   Automatic Data Processing, Inc. ............     $    4,352,455

Diversified Financial Services - 2.8%
       297,537   Citigroup, Inc. ............................         14,939,333

Diversified Operations - 5.2%
       285,521   General Electric Co. .......................         12,420,164
       143,205   Honeywell International, Inc. ..............          5,279,968
        53,550   Illinois Tool Works, Inc. ..................          3,373,650
        41,160   Minnesota Mining and Manufacturing Co. .....          4,604,981
        30,035   Textron, Inc. ..............................          1,691,571

                                                                      27,370,334

Electronic Components - Semiconductors - 1.1%
       100,144   Advanced Micro Devices, Inc.* ..............          1,828,629
        88,120   National Semiconductor Corp.* ..............          2,824,246
        36,883   Texas Instruments, Inc. ....................          1,272,464

                                                                       5,925,339

Electronic Design Automation - 0.7%
       160,073   Cadence Design Systems, Inc.* ..............          3,531,210

Engineering - Research and Development - 0.1%
        19,965   Fluor Corp. ................................            789,216

Engines - Internal Combustion - 0.7%
        85,185   Cummins, Inc. ..............................          3,467,881

Fiduciary Banks - 0.4%
        47,255   Bank of New York Company, Inc. .............          2,119,859

Finance - Investment Bankers/Brokers - 0.5%
        47,070   Merrill Lynch & Company, Inc. ..............          2,553,077

Food - Retail - 0.6%
        75,670   Safeway, Inc.* .............................          3,341,587

Insurance Brokers - 1.6%
        39,575   AON Corp. ..................................          1,402,934
        70,495   Marsh & McLennan Companies, Inc. ...........          7,077,698

                                                                       8,480,632

Life and Health Insurance - 0.2%
        23,010   American General Corp. .....................          1,064,213

Medical - Drugs - 0.4%
        55,410   Pfizer, Inc. ...............................          2,284,000

Medical - Hospitals - 1.9%
       185,125   Tenet Healthcare Corp.* ....................         10,276,289

Medical Instruments - 0.3%
        37,405   Medtronic, Inc. ............................          1,796,562

Money Center Banks - 1.8%
        80,155   Bank of America Corp. ......................          5,099,461
       104,785   J.P. Morgan Chase & Co. ....................          4,537,190

                                                                      9,636,651

Motorcycle and Motor Scooter Manufacturing - 0.3%
        27,172   Harley-Davidson, Inc. ......................          1,402,347

Multi-Line Insurance - 0.9%
        57,982   American International Group, Inc. .........          4,827,002

Multimedia - 1.2%
        23,862   AOL Time Warner, Inc.* .....................          1,084,528
        89,125   Viacom, Inc. - Class B* ....................          4,438,425
        37,325   Walt Disney Co. ............................            983,514

                                                                       6,506,467

Oil Companies - Exploration and Production - 1.0%
       117,373   Burlington Resources, Inc. .................          5,076,382

Oil Companies - Integrated - 1.9%
       247,610   Exxon Mobil Corp. ..........................     $   10,340,194

Pipelines - 1.2%
        57,970   El Paso Corp. ..............................          2,999,948
        69,139   Enron Corp. ................................          3,135,454

                                                                       6,135,402

Reinsurance - 0.9%
         2,050   Berkshire Hathaway, Inc. - Class B* ........          4,706,800

Retail - Discount - 0.5%
        49,700   Wal-Mart Stores, Inc. ......................          2,778,230

Retail - Jewelry - 0.5%
        79,110   Tiffany & Co. ..............................          2,792,583

Retail - Restaurants - 0.2%
        32,250   McDonald's Corp. ...........................            939,765

Semiconductor Components/Integrated Circuits - 0.8%
        43,533   Linear Technology Corp. ....................          1,897,168
        44,543   Maxim Integrated Products, Inc.* ...........          2,056,550

                                                                       3,953,718

Semiconductor Equipment - 0.4%
        47,835   Applied Materials, Inc.* ...................          2,193,713

Super-Regional Banks - 1.1%
       250,831   U.S. Bancorp ...............................          5,954,728

Telephone - Integrated - 0.1%
        35,855   AT&T Corp. .................................            724,630

Transportation - Railroad - 0.5%
        71,410   Canadian Pacific, Ltd. - New York Shares ...          2,706,439

Transportation - Services - 0.8%
        98,710   FedEx Corp.* ...............................          4,083,633
--------------------------------------------------------------------------------
Total Common Stock (cost $240,838,464) ......................        233,686,522
--------------------------------------------------------------------------------
Corporate Bonds - 19.8%
Aerospace and Defense - 0.8%
                 Lockheed Martin Corp.:
$      640,000     7.25%, company guaranteed notes
                   due 5/15/06 ..............................            676,800
       785,000     8.20%, notes, due 12/1/09 ................            875,275
     2,275,000     7.65%, company guaranteed notes
                   due 5/1/16 ...............................          2,459,844

                                                                       4,011,919

Automotive - Cars and Light Trucks - 0.6%
     2,950,000   General Motors Corp., 7.20%
                   company guaranteed notes, due 1/15/11 ....          3,075,375

Automotive - Truck Parts and Equipment - 0.6%
                 Dana Corp.:
       450,000     6.25%, notes, due 3/1/04 .................            430,875
       500,000     7.00%, notes, due 3/1/29 .................            381,875
     2,330,000   Delphi Automotive Systems Corp., 6.55%
                    notes, due 6/15/06 ......................          2,394,075

                                                                       3,206,825

Beverages - Non-Alcoholic - 0.2%
                 Coca-Cola Enterprises, Inc.:
       158,000     6.625%, notes, due 8/1/04 ................            165,505
       727,000     7.125%, notes, due 9/30/09 ...............            774,255

                                                                         939,760

See Notes to Schedules of Investments.

14  Janus Adviser Series / July 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Brewery - 1.4%
                 Anheuser-Busch Companies, Inc.:
$    1,770,000     5.375%, notes, due 9/15/08 ...............     $    1,743,450
     2,545,000     5.65%, notes, due 9/15/08 ................          2,548,181
       200,000     5.125%, notes, due 10/1/08 ...............            193,750
       595,000     5.75%, notes, due 4/1/10 .................            588,306
     1,201,000     6.00%, notes, due 4/15/11 ................          1,205,504
       220,000     7.55%, notes, due 10/1/30 ................            246,125
       325,000     6.80%, notes, due 1/15/31 ................            331,906
       660,000     6.80%, notes, due 8/20/32 ................            674,850

                                                                       7,532,072

Broadcast Services and Programming - 0.2%
       761,000   Clear Channel Communications, Inc., 2.625%
                   convertible senior notes, due 4/1/03 .....            818,075

Cable Television - 1.3%
                 Charter Communications Holdings, Inc.:
       225,000     10.00%, senior notes, due 4/1/09 .........            230,062
       230,000     9.625%, senior notes, due 11/15/09+ ......            232,875
       930,000     10.00%, senior notes, due 5/15/11+ .......            943,950
                 Cox Communications, Inc.:
       175,000     7.50%, notes, due 8/15/04 ................            184,844
       343,000     7.75%, notes, due 8/15/06 ................            367,010
                 CSC Holdings, Inc.:
       950,000     8.125%, debentures, due 8/15/09 ..........            984,437
     1,500,000     7.625%, senior notes, due 4/1/11+ ........          1,501,875
     2,140,000   TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................          2,190,825

                                                                       6,635,878

Cellular Telecommunications - 0.9%
     3,675,000   AT&T Wireless Services, Inc., 7.35%
                   senior notes, due 3/1/06+ ................          3,840,375
     1,032,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          1,177,770

                                                                       5,018,145

Chemicals - Diversified - 0.7%
     2,340,000   E.I. du Pont de Nemours and Co., 6.875%
                   notes, due 10/15/09 ......................          2,480,400
     1,068,000   Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................          1,076,010

                                                                       3,556,410

Commercial Banks - 0.3%
     1,430,000   U.S. Bank N.A., 5.70%
                   notes, due 12/15/08 ......................          1,399,612

Computers - 0.1%
       572,000   Sun Microsystems, Inc., 7.65%
                   senior notes, due 8/15/09 ................            590,590

Cosmetics and Toiletries - 0.2%
       975,000   International Flavors & Fragrances, Inc.
                   6.45%, notes, due 5/15/06+ ...............            989,625

Diversified Financial Services - 2.5%
     1,050,000   Associates Corp. of North America, 5.75%
                   senior notes, due 11/1/03 ................          1,073,625
                 Citigroup, Inc.:
     1,750,000     5.70%, notes, due 2/6/04 .................          1,785,000
     2,930,000     7.25%, subordinated notes, due 10/1/10 ...          3,131,437
     1,450,000     6.50%, notes, due 1/18/11 ................          1,480,812

Diversified Financial Services - (continued)
                 General Electric Capital Corp.:
$    1,225,000     5.375%, notes, due 1/15/03 ...............     $    1,246,437
     2,285,000     5.375%, notes, due 4/23/04 ...............          2,327,844
       865,000     7.25%, notes, due 5/3/04 .................            924,469
     1,250,000     5.35%, notes, due 3/30/06 ................          1,257,812

                                                                      13,227,436

Finance - Auto Loans - 1.4%
                 Ford Motor Credit Co.:
     2,135,000     7.25%, notes, due 1/15/03 ................          2,212,394
       660,000     6.875%, notes, due 2/1/06 ................            684,750
                 General Motors Acceptance Corp.:
     1,950,000     6.75%, notes, due 12/10/02 ...............          2,013,375
       655,000     5.80%, notes, due 3/12/03 ................            668,919
     1,900,000     6.75%, notes, due 1/15/06 ................          1,976,000

                                                                       7,555,438

Finance - Consumer Loans - 0.7%
     1,300,000   American General Finance Corp., 5.875%
                   notes, due 7/14/06 .......................          1,317,875
                 Household Finance Corp.:
       320,000     6.50%, notes, due 1/24/06 ................            331,200
     1,300,000     6.75%, notes, due 5/15/11 ................          1,329,250
       650,000   Washington Mutual Financial, Inc., 6.875%
                   senior notes, due 5/15/11 ................            667,875

                                                                       3,646,200

Finance - Credit Card - 0.2%
     1,079,000   American Express Co., 6.75%
                   senior unsubordinated notes, due 6/23/04 .          1,134,299

Finance - Investment Bankers/Brokers - 0.4%
     1,950,000   Salomon Smith Barney Holdings, Inc., 6.50%
                   notes, due 2/15/08 .......................          1,984,125

Food - Diversified - 0.5%
                 Kellogg Co.:
     2,510,000     5.50%, notes, due 4/1/03 .................          2,531,963
       200,000     7.45%, debentures, due 4/1/31 ............            207,250

                                                                       2,739,213

Food - Flour and Grain - 0%
       215,000   Archer-Daniels-Midland Co., 7.00%
                   debentures, due 2/1/31 ...................            214,731

Food - Retail - 1.7%
       375,000   Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....            398,906
                 Kroger Co.:
       535,000     7.80%, notes, due 8/15/07 ................            579,806
       240,000     7.00%, senior notes, due 5/1/18 ..........            237,000
     1,150,000     6.80%, notes, due 12/15/18 ...............          1,112,625
       560,000     7.50%, senior notes, due 4/1/31 ..........            579,600
                 Safeway, Inc.:
       345,000     6.85%, senior notes, due 9/15/04 .........            361,819
       775,000     7.25%, notes, due 9/15/04 ................            821,500
     1,300,000     6.15%, notes, due 3/1/06 .................          1,326,000
       150,000     6.50%, notes, due 11/15/08 ...............            152,813
     1,750,000     6.50%, notes, due 3/1/11 .................          1,758,750
     1,700,000     7.25%, debentures, due 2/1/31 ............          1,740,375

                                                                       9,069,194

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  15

Janus Adviser Balanced Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Internet Brokers - 0.1%
$      433,000   Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................     $      471,970

Life and Health Insurance - 0%
       107,000   SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................            111,548

Medical - Drugs - 0.2%
     1,050,000   Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................          1,068,375
       129,000   Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................            131,258

                                                                       1,199,633

Medical - HMO - 0.4%
     1,900,000   UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................          2,021,125

Medical - Hospitals - 0.1%
       675,000   Tenet Healthcare Corp., 8.125%
                   senior subordinated notes, due 12/1/08 ...            715,500

Money Center Banks - 0.6%
     2,945,000   J.P. Morgan Chase & Co., 6.75%
                   subordinated notes, due 2/1/11 ...........          3,025,987

Multimedia - 0.7%
                 Viacom, Inc.:
     1,407,000     7.75%, senior notes, due 6/1/05 ..........          1,517,801
       830,000     7.70%, company guaranteed notes
                   due 7/30/10 ..............................            901,587
                 Walt Disney Co.:
       315,000     7.30%, notes, due 2/8/05 .................            337,050
     1,000,000     6.75%, senior notes, due 3/30/06 .........          1,051,250

                                                                       3,807,688

Oil Refining and Marketing - 0.2%
     1,180,000   Tosco Corp., 8.125%
                   notes, due 2/15/30 .......................          1,326,025

Pipelines - 0.7%
                 El Paso Corp.:
     2,200,000     7.00%, senior notes, due 5/15/11 .........          2,208,250
     1,190,000     8.05%, notes, due 10/15/30 ...............          1,255,450

                                                                       3,463,700

Resorts and Theme Parks - 0%
       130,000   Six Flags, Inc., 9.75%
                   senior notes, due 6/15/07 ................            132,112

Retail - Building Products - 0.3%
     1,750,000   Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................          1,839,688

Retail - Discount - 1.6%
                 Target Corp.:
     1,980,000     5.50%, notes, due 4/1/07 .................          1,975,050
       675,000     7.00%, notes, due 7/15/31 ................            678,375
                 Wal-Mart Stores, Inc.:
     3,850,000     5.45%, notes, due 8/1/06 .................          3,874,063
     1,700,000     6.875%, senior notes, due 8/10/09 ........          1,804,125

                                                                       8,331,613

Retail - Restaurants - 0.2%
$    1,250,000   Tricon Global Restaurants, Inc., 7.45%
                   senior notes, due 5/15/05 ................     $    1,240,625

Super-Regional Banks - 0%
        57,000   Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........             59,707
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $102,508,464) ...................        105,091,843
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Electric - Integrated - 0.6%
        44,408   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................          3,119,662

Oil Companies - Integrated - 0.5%
        66,465   Coastal Corp., convertible, 6.625% .........          2,354,855

Publishing - Newspapers - 0.2%
        10,897   Tribune Co., convertible, 2.00% ............          1,157,588
--------------------------------------------------------------------------------
Total Preferred Stock (cost $7,444,362) .....................          6,632,105
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           189   Ono Finance PLC - expires 5/31/09
                   (cost $0)*,+ .............................              4,961
--------------------------------------------------------------------------------
U.S. Government Obligations - 20.5%
U.S. Government Agencies - 9.7%
                 Fannie Mae:
$   10,780,000     4.75%, due 11/14/03 ......................         10,879,284
     5,325,000     5.50%, due 5/2/06 ........................          5,411,531
     5,900,000     6.625%, due 9/15/09 ......................          6,261,375
     2,225,000     6.25%, due 2/1/11 ........................          2,277,844
     6,765,000     5.50%, due 3/15/11 .......................          6,638,156
                 Federal Home Loan Bank System:
     7,285,000     4.875%, due 5/14/04 ......................          7,348,744
     4,725,000     6.50%, due 11/15/05 ......................          4,990,781
                 Freddie Mac:
     4,895,000     6.875%, due 9/15/10 ......................          5,280,481
     1,360,000     5.875%, due 3/21/11 ......................          1,346,400
       850,000     6.75%, due 3/15/31 .......................            899,938

                                                                      51,334,534

U.S. Treasury Notes/Bonds - 10.8%
     2,000,000     4.75%, due 1/31/03 .......................          2,031,040
     4,250,000     5.875%, due 11/15/04 .....................          4,456,380
     7,100,000     6.50%, due 10/15/06 ......................          7,704,991
     5,505,000     5.50%, due 2/15/08 .......................          5,719,585
     3,475,000     5.00%, due 2/15/11 .......................          3,464,923
     5,700,000     7.25%, due 5/15/16 .......................          6,703,713
     5,475,000     6.25%, due 8/15/23 .......................          5,899,313
     3,485,000     5.25%, due 2/15/29 .......................          3,307,474
    11,320,000     6.125%, due 8/15/29 ......................         12,151,228
     5,200,000     6.25%, due 5/15/30 .......................          5,701,696

                                                                      57,140,343
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $106,974,687) .......        108,474,877
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

16  Janus Adviser Series / July 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 4.0%
$   21,400,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $21,402,229
                   collateralized by $7,897,431 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/01-9/13/01, A-1 - A-1+
                   $69,956,880 in U.S. Government
                   Agencies, 0.609%-180.00%
                   10/25/02-4/1/31, with respective
                   values of $7,866,380 and $14,053,284
                   (cost $21,400,000) .......................     $   21,400,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.4%
                 Federal Home Loan Bank System
    25,000,000     3.64%, 8/14/01 ...........................         24,967,139
                 Freddie Mac
    25,000,000     3.59%, 10/4/01 ...........................         24,843,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $49,807,583) ...........         49,810,889
--------------------------------------------------------------------------------
Total Investments (total cost $528,973,560) - 99.0% .........        525,101,197
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%          5,537,929
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  530,639,126
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            0.5%           $     2,706,439
Germany                                           1.0%                 5,203,498
United Kingdom                                    0.3%                 1,768,809
United States ++                                 98.2%               515,422,451
--------------------------------------------------------------------------------
Total                                           100.0%           $   525,101,197

++Includes Short-Term Securities (84.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  17

Janus Adviser Equity Income Fund

[PHOTO]
Karen Reidy
portfolio manager

Janus Adviser Equity Income Fund* fell 13.80% for the 12 months ended July 31, 2001, beating its benchmark, the S&P 500 Index, which lost 14.32%.(1)

Stocks endured a particularly bumpy ride during the period. To be sure, volatility prevailed as anxiety about the direction of interest rates gave way to anxiety about when the economy and corporate profits would recover. While the Federal Reserve raised borrowing costs in early 2000 to prevent the economy from overheating, the policymaking body let rates stand later in the year amid a cloudy economic picture.

But in December, conditions suddenly took a turn for the worse. Businesses began slashing spending on information technology - particularly on telecommunications equipment - as customers canceled orders and sales fell. Manufacturing activity slumped, and companies were forced to lay off employees in an effort to boost earnings. Central bankers aggressively lowered rates in response, starting with a half-point reduction in early January. Later, they followed that surprise move with five additional rate cuts. But while stocks were temporarily buoyed by the Fed's actions, in the end the lowest borrowing costs in seven years failed to stem the retreat in share prices as investors continued to worry about deteriorating corporate profits.

Although companies able to stay ahead of the market were few and far between, our research-intensive stock-picking approach helped us uncover some truly resilient performers. For instance, Tenet Healthcare Corporation. Under the inspired leadership of CEO Jeffrey Barbakow, the company's base of 35 acute-care hospitals has grown to the more than 100 operated today under the Tenet name. Barbakow has focused on acquiring major competitors and some not-for-profit hospitals in Florida and Southern California, home to affluent, retirement-aged populations. This "core clustering" model has allowed the hospital manager to take advantage of volume pricing in supply procurement, leading to improved margins and accelerated free cash flow growth. As proof of its success, Tenet recently announced that rising hospital admissions and higher insurance payments resulted in fiscal fourth-quarter earnings that handily topped forecasts.

Also working in our favor was Anheuser-Busch. The world's largest brewer has everything we look for in a company: an outstanding management team committed to consistent earnings growth and improving returns on capital. Indeed, profits in the most recent quarter rose nearly 10% on robust sales of its popular Budweiser, Bud Light and Michelob beers. What's more, Anheuser-Busch reaffirmed that earnings per share are expected to climb 12% in 2001, boosted by healthy pricing for its products and domestic volume growth more than twice that of its competitors. Also encouraging are the company's efforts to shed certain of its theme park assets to focus on its beer-making business. All in all, with 45% share of market and growing, Anheuser-Busch has earned a place among the Fund's most reliable performers.

On the downside, El Paso Corporation, a leader in gathering, transporting, processing and marketing natural gas, hindered our results. El Paso's stock declined as the company defended itself against charges of price-gouging brought to the Federal Energy Regulatory Commission by the California Public Utility Commission. The corporation is accused of artificially boosting the cost of its fuel by limiting supplies from its pipelines into the state. The allegations, which El Paso strongly denies, could result in the company being ordered to reimburse energy overcharges. However, even if the court does find against El Paso, we do not expect the ruling to significantly affect the natural gas provider's cash flow or earnings. With that in mind, we have decided to ride this short-term volatility out.

Marsh & McLennan was another weak performer. The professional services firm is the parent company of insurance brokerage Marsh, Putnam Investments and Mercer Consulting Group. Marsh caught our eye last year when premium rates for commercial insurance were on the rise. But it was the corporation's high returns on capital, high free cash flow and attractive valuation that clinched it for us. Although Marsh's Putnam unit boosted its market share in 2000, it has recently fallen victim to the market's downward pressure. As a result, we have reduced the position slightly and are monitoring the situation closely.

Given the volatility of the last few months, we are working twice as hard - doing the kind of research that gives us the conviction to stick to our guns, even when the market may say otherwise. At the end of the day, we believe our commitment and determination will lead us to the market's next-generation winners.

Thank you for your investment in Janus Adviser Equity Income Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   78.7%
Top 10 Equities                                                            27.1%
Number of Stocks                                                              63
Fixed-Income Securities
  U.S. Government Obligations                                               1.5%
  Corporate Bonds
    Investment Grade                                                        0.4%
    High-Yield/High-Risk                                                    0.4%
Preferred Stock                                                             2.7%
Cash and Cash Equivalents                                                  16.3%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

* Effective 9/30/01, the name of Janus Adviser Equity Income Fund will change to Janus Adviser Core Equity Fund. The Fund's investment objective and strategy will change to seek long-term growth of capital, and under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities selected for their growth potential.

18  Janus Adviser Series / July 31, 2001

Average Annual Total Return(2)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                (13.80)%
  From Inception Date of Predecessor Fund 5/1/97                          21.58%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.32)%
  From Inception Date of Predecessor Fund 5/1/97                          11.72%
--------------------------------------------------------------------------------
DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAYBE LOWER THAN THE FIGURES SHOWN, AND THE FUND MAY HAVE AN INCREASED POSITION IN CASH FOR TEMPORARY DEFENSIVE PURPOSES. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(2) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard and Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Performance Overview(2)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (13.80)%
Since 5/1/97,* 21.58%

JANUS ADVISER EQUITY INCOME
  FUND - $22,937

S&P 500 Index - $16,018

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Equity Income Fund and the S&P 500 Index. Janus Adviser Equity Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through July 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Equity Income Fund ($22,937) as compared to the S&P 500 Index ($16,018).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 78.7%
Aerospace and Defense - 0.4%
           525   Boeing Co. .................................     $       30,728

Agricultural Operations - 1.6%
         3,305   Monsanto Co. ...............................            116,336

Applications Software - 1.6%
         1,715   Microsoft Corp.* ...........................            113,516

Automotive - Cars and Light Trucks - 3.1%
         3,256   BMW A.G. ...................................            114,523
         1,705   General Motors Corp. .......................            108,438

                                                                         222,961

Automotive - Truck Parts and Equipment - 3.3%
         3,710   Dana Corp. .................................             95,533
         8,615   Delphi Automotive Systems Corp. ............            140,941

                                                                         236,474

Beverages - Non-Alcoholic - 1.1%
         1,625   PepsiCo, Inc. ..............................             75,774

Beverages - Wine and Spirits - 1.2%
         8,201   Diageo PLC .................................             84,272

Brewery - 1.8%
         2,891   Anheuser-Busch Companies, Inc. .............            125,209

Cable Television - 0.6%
         1,036   Comcast Corp. - Special Class A* ...........     $       39,399

Cellular Telecommunications - 2.6%
        10,002   AT&T Wireless Services, Inc.* ..............            186,937

Chemicals - Diversified - 1.9%
         1,480   E.I. du Pont de Nemours and Co. ............             63,374
         5,020   Lyondell Chemical Co. ......................             72,489

                                                                         135,863

Computers - 0.9%
         3,555   Apple Computer, Inc.* ......................             66,798

Computers - Memory Devices - 0.4%
         1,419   EMC Corp.* .................................             27,983

Computers - Peripheral Equipment - 1.2%
         1,825   Lexmark International Group, Inc. - Class A*             83,439

Cosmetics and Toiletries - 2.2%
         2,230   Procter & Gamble Co. .......................            158,375

Data Processing and Management - 1.3%
         1,892   Automatic Data Processing, Inc. ............             96,398

Diversified Financial Services - 4.1%
         5,816   Citigroup, Inc. ............................            292,021

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  19

Janus Adviser Equity Income Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 9.4%
         6,144   General Electric Co. .......................     $      267,264
         4,090   Honeywell International, Inc. ..............            150,798
         1,115   Illinois Tool Works, Inc. ..................             70,245
         1,215   Minnesota Mining and Manufacturing Co. .....            135,934
           875   Textron, Inc. ..............................             49,280

                                                                         673,521

Electronic Components - Semiconductors - 2.3%
         2,625   Advanced Micro Devices, Inc.* ..............             47,933
         2,505   National Semiconductor Corp.* ..............             80,285
         1,033   Texas Instruments, Inc. ....................             35,639

                                                                         163,857

Electronic Design Automation - 0.9%
         2,928   Cadence Design Systems, Inc.* ..............             64,592

Engineering - Research and Development - 0.5%
           960   Fluor Corp. ................................             37,949

Engines - Internal Combustion - 1.7%
         2,909   Cummins, Inc. ..............................            118,425

Fiduciary Banks - 0.8%
         1,205   Bank of New York Company, Inc. .............             54,056

Finance - Investment Bankers/Brokers - 0.7%
           945   Merrill Lynch & Company, Inc. ..............             51,257

Food - Retail - 0.7%
         1,100   Safeway, Inc.* .............................             48,576

Industrial Gases - 1.0%
         1,500   Praxair, Inc. ..............................             68,010

Insurance Brokers - 2.6%
         1,080   Aon Corp. ..................................             38,286
         1,440   Marsh & McLennan Companies, Inc. ...........            144,576

                                                                         182,862

Life and Health Insurance - 0.3%
           480   American General Corp. .....................             22,200

Medical - Drugs - 0.8%
         1,320   Pfizer, Inc. ...............................             54,410

Medical - Hospitals - 3.6%
         4,615   Tenet Healthcare Corp.* ....................            256,179

Money Center Banks - 3.4%
         2,255   Bank of America Corp. ......................            143,463
         2,360   J.P. Morgan Chase & Co. ....................            102,188

                                                                         245,651

Motorcycle and Motor Scooter Manufacturing - 0.4%
           615   Harley-Davidson, Inc. ......................     $       31,740

Multi-Line Insurance - 2.1%
         1,778   American International Group, Inc. .........            148,019

Multimedia - 1.3%
         1,873   Viacom, Inc. - Class B* ....................             93,275

Oil Companies - Exploration and Production - 2.2%
         3,610   Burlington Resources, Inc. .................            156,133

Oil Companies - Integrated - 2.3%
         3,860   Exxon Mobil Corp. ..........................            161,194

Pipelines - 2.6%
         2,371   El Paso Corp. ..............................            122,699
         1,455   Enron Corp. ................................             65,984

                                                                         188,683

Reinsurance - 1.0%
            30   Berkshire Hathaway, Inc. - Class B* ........             68,880

Retail - Discount - 0.8%
           969   Wal-Mart Stores, Inc. ......................             54,167

Semiconductor Components/Integrated Circuits - 1.4%
         1,187   Linear Technology Corp. ....................             51,729
         1,119   Maxim Integrated Products, Inc.* ...........             51,664

                                                                         103,393

Semiconductor Equipment - 0.7%
         1,065   Applied Materials, Inc.* ...................             48,841

Super-Regional Banks - 2.2%
         6,589   U.S. Bancorp ...............................            156,423

Telephone - Integrated - 0.2%
           645   AT&T Corp. .................................             13,036

Toys - 1.0%
         4,110   Mattel, Inc. ...............................             73,569

Transportation - Railroad - 1.0%
         1,840   Canadian Pacific, Ltd. - New York Shares ...             69,736

Transportation - Services - 1.5%
         2,655   FedEx Corp.* ...............................            109,837
--------------------------------------------------------------------------------
Total Common Stock (cost $5,743,760) ........................          5,610,954
--------------------------------------------------------------------------------
Corporate Bonds - 0.8%
Brewery - 0.1%
$        5,000   Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 ................              5,019

See Notes to Schedules of Investments.

20  Janus Adviser Series / July 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 0.2%
$       14,000   Clear Channel Communications, Inc., 2.625%
                   convertible senior notes, due 4/1/03 .....     $       15,050

Cellular Telecommunications - 0.1%
         8,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............              9,130

Chemicals - Diversified - 0.4%
        28,000   Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................             28,210
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $56,710) ........................             57,409
--------------------------------------------------------------------------------
Preferred Stock - 2.7%
Automotive - Cars and Light Trucks - 0.8%
           155   Porsche A.G ................................             55,874

Cable Television - 0.1%
           145   Cox Communications, Inc.,
                   convertible, 7.00% .......................              7,965

Electric - Integrated - 1.4%
         1,418   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................             99,615

Publishing - Newspapers - 0.4%
           279   Tribune Co., convertible, 2.00% ............             29,638
--------------------------------------------------------------------------------
Total Preferred Stock (cost $191,586) .......................            193,092
--------------------------------------------------------------------------------
U.S. Government Obligations - 1.5%
U.S. Government Agencies - 1.1%
                 Fannie Mae:
        30,000     4.75%, due 11/14/03 ......................             30,276
        45,000     6.625%, due 9/15/09 ......................             47,756

                                                                          78,032

U.S. Treasury Notes - 0.4%
        15,000     7.25%, due 5/15/16 .......................             17,641
        10,000     6.125%, due 8/15/29 ......................             10,734

                                                                          28,375
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $105,421) ...........            106,407
--------------------------------------------------------------------------------
Repurchase Agreement - 16.8%
$    1,200,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $1,200,125
                   collerateralized by $442,847 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/01-9/13/01, A-1 - A-1 +
                   $3,922,816 in U.S. Government
                   Agencies, 0.609% - 180.00%
                   10/25/02-4/1/31, with respective
                   values of $441,105 and $788,305
                   (cost $1,200,000) ........................     $    1,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $7,297,477) - 100.5% ..........          7,167,862
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)%         (33,608)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    7,134,254
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            1.0%           $        69,736
Germany                                           2.4%                   170,397
United Kingdom                                    1.2%                    84,272
United States++                                  95.4%                 6,843,457
--------------------------------------------------------------------------------
Total                                           100.0%           $     7,167,862

++Includes Short-Term Securities (78.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  21

Janus Adviser Growth and Income Fund

[PHOTO]
David Corkins
portfolio manager

For the 12 months ended July 31, 2001, Janus Adviser Growth and Income Fund lost 18.93%, lagging its benchmark, the S&P 500 Index, which returned a negative 14.32%.(1)

Relentless volatility in equity markets took its toll on technology and nontechnology stocks alike during the period. After fighting off signs of inflation via six short-term interest rate hikes, the Federal Reserve held rates steady at 6.50% for the last half of 2000. However, by year end, rising energy prices and several key earnings shortfalls triggered extreme market swings, straining an economy that now suddenly appeared headed toward a recession.

Amid growing signs of economic weakness, the Federal Reserve took aggressive action in early January and surprised investors by lowering interest rates a half point. Later, scant evidence of a turnaround persuaded central bankers to follow that inter-meeting move with five additional rate cuts. By the end of July, borrowing costs had been slashed to 3.75%. Although stocks rallied after each reduction, they later gave back their gains on fears of ongoing weakness in company profits. As such, the majority of the major market indices ended the period down, with the technology-laden Nasdaq Composite Index suffering the biggest loss.

Naturally, I am not pleased with our performance. The good news is, with the boom and bust in technology seemingly behind us, the market has clearly broadened out. Given the Fund's emphasis on an eclectic and diverse group of attractively priced, well-managed companies, I believe this "stock-picker's market" offers enormous opportunities as it plays to our strengths.

Turning to a detailed discussion of the Fund's holdings, Enron Corp. proved a disappointment. The world's largest energy trader suffered from a slump in natural gas prices as well as its exposure to the California energy crisis. Enron is among the power generators accused of price-gouging by the state, which could result in the company being ordered to refund billions in alleged overcharges. Even so, Enron's most recent quarterly results beat analysts' profit expectations, and the company appears on track to meet its annual earnings target.

EMC Corp., the leading manufacturer of corporate data-storage systems, also worked against us. The company has experienced significantly lower earnings lately as businesses have slashed spending on computer gear amid a cooling economy. On top of that, EMC is facing competitive threats from new entrants in the storage industry. Still, with businesses facing the monumental challenge of managing ever-increasing amounts of electronic data, EMC, as the clear leader in the storage market, should benefit.

After waiting in limbo for most of 2000, AOL Time Warner soared following the merger of the world's largest Internet service with the world's largest entertainment and media corporation in early January. In July, however, the company gave up most of its gains as it reported lower-than-expected revenue growth in the second quarter due to a deep advertising slump and weak performance in its music division. Nonetheless, since the merger, AOL's management has put a new organizational structure in place that will allow Time Warner's cable, movie, music and magazine businesses to work together more effectively. This, in turn, has enhanced the media giant's ability to negotiate attractive cross-property advertising deals and helped it weather an advertising slowdown better than its competitors. All of this adds up to a great franchise despite the recent setback.

On the positive end of the spectrum was another great franchise, Household International. The consumer lender provides a broad range of financial services
- including loans, credit cards and insurance - to middle-market customers and has benefited from the recent falling interest rates. Over the past couple of years, Household International, better known in the U.S. by the names HFC and Beneficial, has altered its business mix so two-thirds of its portfolio is secured by real estate. This strategic move has helped the company avoid losses and achieve consistent earnings growth.

Looking ahead, while I view the Federal Reserve's six rate cuts as a definite step in the right direction, it will take a number of months to turn this battleship of an economy around. That said, we are using market volatility to our advantage, employing our rigorous, hands-on approach to seek out a variety of compelling investments able to grow in a slower-growth economy.

Thank you for your investment in Janus Adviser Growth and Income Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   66.7%
Preferred Stock                                                             1.7%
Top 10 Equities                                                            21.7%
Number of Stocks                                                              78
Fixed-Income Securities                                                     9.0%
Cash and Cash Equivalents                                                  22.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

22  Janus Adviser Series / July 31, 2001

Average Annual Total Return(2)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                (18.93)%
  From Inception Date of Predecessor Fund 5/1/98                          15.35%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.32)%
  From Inception Date of Predecessor Fund 5/1/98                           3.99%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN, AND THE FUND MAY HAVE AN INCREASED POSITION IN CASH FOR TEMPORARY DEFENSIVE PURPOSES. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(2) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance Overview(2)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (18.93)%
Since 5/1/98,* 15.35%

JANUS ADVISER GROWTH
  AND INCOME FUND - $15,905

S&P 500 Index - $11,357

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth and Income Fund and the S&P 500 Index. Janus Adviser Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through July 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth and Income Fund ($15,905) as compared to the S&P 500 Index ($11,357).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 66.7%
Applications Software - 1.6%
         8,505   Microsoft Corp.* ...........................     $      562,946

Audio and Video Products - 0.3%
         1,500   Sony Corp. .................................             73,871
           684   Sony Corp. (ADR) ...........................             33,872

                                                                         107,743

Automotive - Cars and Light Trucks - 0.4%
         4,093   BMW A.G ....................................            143,963

Automotive - Truck Parts and Equipment - 0.9%
        18,620   Delphi Automotive Systems Corp. ............            304,623

Beverages - Non-Alcoholic - 0.8%
         6,150   PepsiCo, Inc. ..............................            286,774

Brewery - 1.2%
         9,212   Anheuser-Busch Companies, Inc. .............            398,972

Broadcast Services and Programming - 2.6%
        56,132   AT&T Corp./Liberty Media Group - Class A* ..            882,956

Cable Television - 3.3%
        17,762   Comcast Corp. - Special Class A* ...........            675,489
        11,074   Cox Communications, Inc. - Class A* ........            453,259

                                                                       1,128,748

Casino Hotels - 0.5%
        16,365   Park Place Entertainment Corp.* ............            175,269

Cellular Telecommunications - 1.0%
        19,380   AT&T Wireless Services, Inc.* ..............            362,212

Chemicals - Diversified - 1.4%
         9,967   E.I. du Pont de Nemours and Co. ............     $      426,787
         4,665   Solutia, Inc. ..............................             63,351

                                                                         490,138

Commercial Services - 0.1%
         1,167   Arbitron, Inc.* ............................             30,692

Commercial Services - Financial - 0.7%
         6,123   Paychex, Inc. ..............................            240,634

Computer Services - 0.6%
        12,670   Ceridian Corp.* ............................            219,064

Computers - 0.5%
         9,630   Apple Computer, Inc.* ......................            180,948

Computers - Memory Devices - 0.4%
         7,512   EMC Corp.* .................................            148,137

Consulting Services - 0.3%
         7,610   KPMG Consulting, Inc.* .....................            106,236

Cosmetics and Toiletries - 1.1%
         5,165   Procter & Gamble Co. .......................            366,818

Diversified Financial Services - 3.2%
        22,255   Citigroup, Inc. ............................          1,117,424

Diversified Operations - 5.9%
        14,702   General Electric Co. .......................            639,537
        16,635   Honeywell International, Inc. ..............            613,332
         1,020   Minnesota Mining and Manufacturing Co. .....            114,118
         3,740   Textron, Inc. ..............................            210,637
         8,535   Tyco International, Ltd. ...................            454,062

                                                                       2,031,686

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  23

Janus Adviser Growth and Income Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Integrated - 0.6%
         5,265   Duke Energy Corp. ..........................     $      203,282

Electronic Components - Semiconductors - 1.3%
        14,260   Advanced Micro Devices, Inc.* ..............            260,388
         5,199   Texas Instruments, Inc. ....................            179,365

                                                                         439,753

Engineering - Research and Development - 0.9%
         8,145   Fluor Corp. ................................            321,972

Entertainment Software - 0.3%
         1,900   Electronic Arts, Inc.* .....................            108,148

Finance - Consumer Loans - 0.9%
         4,675   Household International, Inc. ..............            309,906

Finance - Investment Bankers/Brokers - 0.9%
         2,030   Goldman Sachs Group, Inc. ..................            168,815
         2,555   Merrill Lynch & Company, Inc. ..............            138,583

                                                                         307,398

Food - Diversified - 0.3%
         1,255   Quaker Oats Co. ............................            110,440

Human Resources - 0.2%
         2,250   Robert Half International, Inc.* ...........             58,612

Independent Power Producer - 0.1%
         1,700   Reliant Resources, Inc.* ...................             39,151

Insurance Brokers - 2.2%
         2,835   Aon Corp. ..................................            100,501
         5,446   Marsh & McLennan Companies, Inc. ...........            546,778
         6,705   Willis Group Holdings, Ltd.* ...............            115,661

                                                                         762,940

Internet Brokers - 0.4%
         9,409   Charles Schwab Corp. .......................            141,041

Internet Security - 0.4%
         2,376   VeriSign, Inc.* ............................            129,753

Life and Health Insurance - 2.5%
        13,760   American General Corp. .....................            636,400
         5,776   John Hancock Financial Services, Inc. ......            231,156

                                                                         867,556

Medical - Drugs - 4.3%
         3,038   Allergan, Inc. .............................            228,731
         2,950   Bristol-Myers Squibb Co. ...................            174,463
         4,720   Merck & Company, Inc. ......................            320,866
        18,260   Pfizer, Inc. ...............................            752,677

                                                                       1,476,737

Medical Instruments - 1.3%
         9,281   Medtronic, Inc. ............................            445,766

Money Center Banks - 1.5%
         3,525   Bank of America Corp. ......................            224,260
         6,935   J.P. Morgan Chase & Co. ....................            300,285

                                                                         524,545

Motorcycle and Motor Scooter Manufacturing - 0.4%
         2,567   Harley-Davidson, Inc. ......................            132,483

Multi-Line Insurance - 2.6%
         5,321   American International Group, Inc. .........            442,973
         4,655   PartnerRe, Ltd. ............................            231,586
           640   Zurich Financial Services A.G ..............            212,305

                                                                         886,864

Multimedia - 2.7%
         8,323   AOL Time Warner, Inc.* .....................            378,280
        11,335   Viacom, Inc. - Class B* ....................            564,483

                                                                         942,763

Oil Companies - Exploration and Production - 0.9%
         7,245   Burlington Resources, Inc. .................     $      313,346

Oil Companies - Integrated - 2.9%
         6,860   Conoco, Inc. - Class A .....................            211,562
        19,290   Exxon Mobil Corp. ..........................            805,550

                                                                       1,017,112

Pipelines - 3.2%
         9,761   El Paso Corp. ..............................            505,132
         9,967   Enron Corp. ................................            452,003
         2,589   Kinder Morgan, Inc. ........................            135,664

                                                                       1,092,799

Printing - Commercial - 0.3%
         3,109   Valassis Communications, Inc.* .............            103,996

Reinsurance - 0.6%
            95   Berkshire Hathaway, Inc. - Class B* ........            218,120

Retail - Apparel and Shoe - 0.4%
         4,435   Gap, Inc. ..................................            121,120

Retail - Jewelry - 0.2%
         1,475   Tiffany & Co. ..............................             52,067

Retail - Restaurants - 0.7%
         8,215   McDonald's Corp. ...........................            239,385

Semiconductor Components/Integrated Circuits - 1.8%
         6,045   Linear Technology Corp. ....................            263,441
         7,446   Maxim Integrated Products, Inc.* ...........            343,782

                                                                         607,223

Super-Regional Banks - 2.4%
        34,777   U.S. Bancorp ...............................            825,606

Telecommunication Equipment - 0.8%
        13,485   Nokia Oyj (ADR) ............................            294,108

Telephone - Integrated - 0.4%
        12,051   Telefonica S.A.* ...........................            146,773

Toys - 0.6%
        12,255   Mattel, Inc. ...............................            219,364

Transportation - Railroad - 0.9%
         8,670   Canadian Pacific, Ltd. - New York Shares ...            328,593
--------------------------------------------------------------------------------
Total Common Stock (cost $23,888,131) .......................         23,074,705
--------------------------------------------------------------------------------
Corporate Bonds - 6.2%
Automotive - Cars and Light Trucks - 0.1%
$       40,000   DaimlerChrysler N.A. Holdings Corp., 6.67%
                   company guaranteed notes, due 2/15/02 ....             40,500

Cellular Telecommunications - 0%
        11,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............             12,554

Diversified Financial Services - 2.0%
                 General Electric Capital Corp.:
       125,000     7.00%, notes, due 3/1/02 .................            127,344
        70,000     7.00%, notes, due 2/3/03 .................             72,888
        72,000     6.81%, notes, due 11/3/03 ................             75,600
       250,000     5.375%, notes, due 4/23/04 ...............            254,688
       175,000     5.35%, notes, due 3/30/06 ................            176,094

                                                                         706,614

Enterprise Software and Services - 0.2%
        81,000   BEA Systems, Inc., 4.00%
                   convertible subordinated
                   notes, due 12/15/06+ .....................             77,962

See Notes to Schedules of Investments.

24  Janus Adviser Series / July 31, 2001

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Auto Loans - 0.5%
                 Ford Motor Credit Co.:
$       50,000     6.55%, notes, due 9/10/02 ................     $       51,250
       105,000     6.875%, notes, due 2/1/06 ................            108,938

                                                                         160,188

Finance - Investment Bankers/Brokers - 0.3%
                 Merrill Lynch & Company, Inc.:
        65,000     6.80%, notes, due 11/3/03 ................             67,844
        25,000     6.15%, notes, due 1/26/06 ................             25,437

                                                                          93,281

Food - Retail - 0.1%
        25,000   Safeway, Inc., 7.00%
                   notes, due 9/15/02 .......................             25,531

Oil Companies - Exploration and Production - 0.1%
        40,000   Devon Energy Corp., 0%
                   convertible debentures, due 6/27/20 ......             19,250

Retail - Discount - 1.4%
       500,000   Wal-Mart Stores, Inc., 4.375%
                   notes, due 8/1/03 ........................            500,625

Super-Regional Banks - 0.2%
        57,000   Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........             59,707

Telecommunication Services - 0%
        20,000   Qwest Capital Funding, Inc., 7.75%
                   company guaranteed notes, due 8/15/06 ....             21,375

Telephone - Integrated - 0.2%
        30,000   CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................             31,988
                 NTL, Inc.:
        12,000     7.00%, convertible subordinated notes
                   due 12/15/08 .............................              5,115
        93,000     5.75%, convertible subordinated notes
                   due 12/15/09+ ............................             28,598

                                                                          65,701

Toys - 0.2%
                 Mattel, Inc.:
        30,000     6.00%, notes, due 7/15/03 ................             29,925
        30,000     6.125%, notes, due 7/15/05 ...............             29,062

                                                                          58,987

Transportation - Railroad - 0.5%
       165,000   Wisconsin Central Transportation Corp.
                   6.625%, notes, due 4/15/08 ...............            168,919

Wireless Equipment - 0.4%
       158,000   American Tower Corp., 5.00%
                   convertible notes, due 2/15/10+ ..........            122,055
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,194,835) .....................          2,133,249
--------------------------------------------------------------------------------
Preferred Stock - 1.7%
Automotive - Cars and Light Trucks - 0.8%
           731     Porsche A.G. .............................            263,511

Electric - Integrated - 0.9%
         4,633   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................            325,468
--------------------------------------------------------------------------------
Total Preferred Stock (cost $558,167) .......................            588,979
--------------------------------------------------------------------------------
U.S. Government Obligations - 2.8%
                 U.S. Treasury Notes:
$      425,000     5.25%, due 8/15/03 .......................     $      436,730
       535,000     5.25%, due 5/15/04 .......................            551,318
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $967,419) ...........            988,048
--------------------------------------------------------------------------------
Repurchase Agreement - 22.8%
     7,900,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $7,900,823
                   collateralized by $2,915,407 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/01-9/13/01, A-1- A-1+
                   $25,825,203 in U.S. Government
                   Agencies, 0.609%-180.00%
                   10/25/02-4/1/31, with respective
                   values of $2,903,944 and $5,187,895
                   (cost $7,900,000) ........................          7,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $35,508,552) - 100.2% .........         34,684,981
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%         (76,601)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   34,608,380
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           2.0%           $       685,648
Canada                                            0.9%                   328,593
Finland                                           0.9%                   294,108
Germany                                           1.2%                   407,474
Japan                                             0.3%                   107,743
Spain                                             0.4%                   146,773
Switzerland                                       0.6%                   212,305
United States++                                  93.7%                32,502,337
--------------------------------------------------------------------------------
Total                                           100.0%           $    34,684,981

++Includes Short-Term Securities (70.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  25

Janus Adviser Strategic Value Fund

[PHOTO]
David Decker
portfolio manager

For the 12 months ended July 31, 2001, Janus Adviser Strategic Value Fund declined 11.20%, but outperformed its benchmark, the S&P 500 Index, which posted a loss of 14.32%.(1) Our goal, however, is to provide absolute performance, not relative performance, and for that reason I do not view our results favorably.

As investors gained confidence that the Federal Reserve was finished raising short-term interest rates in the second half 2000, energy prices surged, contributing to an already-slowing economy. By the end of the year, companies were warning about sluggish growth prospects, fears of a potential recession emerged and the equity markets were down. Shifting gears to hopefully avoid a severe economic downturn, the Fed cut rates on two separate occasions in January, followed by four more drops through June. While each provided a temporary boost to stocks, the rallies proved short-lived as investors soon realized that a stable recovery was nowhere in sight.

Although the economic environment continues to damage corporate profitability, our conversations with our companies suggest room for a little optimism. While it is bad, it doesn't seem to be getting a lot worse in many industries. Furthermore, Janus Adviser Strategic Value Fund is designed to invest in companies that are undervalued relative to their intrinsic value. This is intended to provide a measure of support in difficult markets.

Nonetheless, some of the downside was more than we expected. Our biggest disappointment of the period was Winstar Communications, a telecommunications company. After rebounding in the early part of this calendar year, its demise was rapid and painful. Winstar's fate was sealed under a mountain of debt and a market that was unwilling to extend it the credit it badly needed to survive. Operationally, we believed the company was sound. Unfortunately, it left itself little room for error given its debt load, and it was forced to file for bankruptcy in April. Our decision to stick with the investment was based on our belief that it could get through this environment due to its improving operations and that it would acquire the necessary financing to demonstrate the viability of its business model. That proved not to be the case, however, and we were forced to sell the position at a significant loss.

There are occasions where the value we see in a company is not readily recognized by the market and it often requires patience until that value is recognized. In highly volatile markets like those we have seen over the past 12 months, the time for value recognition to occur can be surprisingly long. However, if we are correct in our fundamental analysis, we may be well-rewarded. Take, for example, Advanced Micro Devices (AMD), the number-two manufacturer of microprocessors for PCs behind Intel. Despite tremendous improvements in technology and service, the valuation of AMD collapsed late last year, reaching a low of $14 per share. However, we believe AMD has become a fundamentally more competitive player, and its valuation didn't remotely reflect this change. Though gut-wrenching, we chose to hold and add more to our position during this period of declining earnings.

On the plus side, Mattel proved to be a very successful investment as it reversed its first-quarter loss and posted a small profit for its second quarter. Following a disastrous period culminating in an ill-advised acquisition, Mattel's valuation was sent to an extremely low level. A new management team, headed by Robert Eckert, has revitalized the company by focusing on capital efficiency and cash flow.

Despite somewhat extreme price fluctuations, oil and natural gas producer Anadarko Petroleum also posted solid results. During the mild "shoulder months"
- the months between peak winter heating and summer cooling demands - natural gas reserves jumped, leading natural gas prices to decline. Allegations of price fixing in California didn't help the situation and pressured the entire sector, including Anadarko. Regardless, thanks to its increased natural gas production and higher gas prices, the company's net income for the most recently reported quarter jumped sixfold. With its proven ability to get more gas from the ground, we believe Anadarko is well-positioned to capitalize on the growing demand for natural gas in the hot summer months and when the economy eventually turns around.

What these examples show is that there are opportunities out there to track down companies that will perform well in even the most difficult of market conditions. While not always easy to find, that is what we are looking for every day we come to work.

Thank you for your support of Janus Adviser Strategic Value Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   93.4%
  Foreign                                                                  10.1%
Top 10 Equities                                                            37.6%
Number of Stocks                                                              49
Cash, Cash Equivalents
  and Fixed Income Securities                                               6.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

26  Janus Adviser Series / July 31, 2001

Average Annual Total Return(2)
For the Period Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                (11.20)%
  From Inception Date 7/31/00                                           (11.20)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.32)%
  From Inception Date 7/31/00                                           (14.32)%
--------------------------------------------------------------------------------
This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Concentration may lead to greater price volatility.

DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(2) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Performance Overview(2)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (11.20)%
Since 7/31/00,* (11.20)%

JANUS ADVISER STRATEGIC VALUE FUND - $8,880

S&P 500 Index - $8,568

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Strategic Value Fund and the S&P 500 Index. Janus Adviser Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 31, 2000, through July 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Strategic Value Fund ($8,880) as compared to the S&P 500 Index ($8,568).

*The Fund's inception date.
Source - S&P MicroPal, 2001.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 93.4%
Automotive - Cars and Light Trucks - 1.6%
        12,000   Nissan Motor Company, Ltd. .................     $       82,447

Automotive - Truck Parts and Equipment - 9.4%
        11,150   Delphi Automotive Systems Corp. ............            182,414
         2,375   Lear Corp.* ................................             94,050
         3,650   Tower Automotive, Inc.* ....................             53,545
         7,860   Visteon Corp. ..............................            166,082

                                                                         496,091

Building Products - Cement and Aggregate - 3.5%
         6,815   Cemex S.A. (ADR) ...........................            186,254

Casino Hotels - 2.0%
         5,680   Park Place Entertainment Corp.* ............             60,833
         3,070   Station Casinos, Inc.* .....................             44,177

                                                                         105,010

Chemicals - Specialty - 1.7%
         2,800   Cytec Industries, Inc.* ....................             90,972

Commercial Services - 1.5%
           994   Arbitron, Inc.* ............................             26,142
         1,190   Iron Mountain, Inc.* .......................             51,932

                                                                          78,074

Commercial Services - Financial - 0.5%
           785   Moody's Corp. ..............................             26,109

Computer Services - 5.4%
         9,245   Ceridian Corp.* ............................            159,846
        10,965   Unisys Corp.* ..............................            125,549

                                                                         285,395

Computers - 1.5%
         4,090   Apple Computer, Inc.* ......................     $       76,851

Containers - Paper and Plastic - 3.3%
         8,645   Packaging Corp. of America* ................            170,739

Diversified Financial Services - 3.0%
         3,080   Citigroup, Inc. ............................            154,647

Diversified Operations - 4.0%
         4,290   Honeywell International, Inc. ..............            158,172
           835   Illinois Tool Works, Inc. ..................             52,605

                                                                         210,777

Electronic Components - Semiconductors - 3.3%
         9,355   Advanced Micro Devices, Inc.* ..............            170,822

Electronic Design Automation - 4.0%
         9,620   Cadence Design Systems, Inc.* ..............            212,217

Engines - Internal Combustion - 0.9%
         1,210   Cummins, Inc. ..............................             49,259

Fiduciary Banks - 1.5%
         1,795   Bank of New York Company, Inc. .............             80,524

Finance - Consumer Loans - 0%
            35   Household International, Inc. ..............              2,320

Finance - Investment Bankers/Brokers - 1.3%
           980   Lehman Brothers Holdings, Inc. .............             70,560

Machinery - Construction and Mining - 1.1%
         2,530   Terex Corp.* ...............................             55,255

Medical - Drugs - 0.5%
           665   Schering-Plough Corp. ......................             25,968

Medical Products - 3.9%
         5,975   Becton, Dickinson and Co. ..................            206,496

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  27

Janus Adviser Strategic Value Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Metal - Aluminum - 1.7%
         4,200   MAXXAM, Inc.* ..............................     $       88,830

Networking Products - 1.2%
        12,930   3Com Corp.* ................................             63,357

Oil - Field Services - 0.4%
           540   Weatherford International, Inc.* ...........             22,761

Oil Companies - Exploration and Production - 5.9%
         2,355   Anadarko Petroleum Corp. ...................            133,764
           410   Apache Corp. ...............................             21,299
         3,515   Burlington Resources, Inc. .................            152,024

                                                                         307,087

Oil Refining and Marketing - 1.9%
         9,900   SK Corp. ...................................             97,631

Petrochemicals - 0.4%
         1,600   Reliance Industries, Ltd.+ .................             22,880

Pipelines - 12.3%
         7,012   El Paso Corp. ..............................            362,871
         1,310   Enron Corp. ................................             59,408
         1,840   Kinder Morgan, Inc. ........................             96,416
         1,796   Kinder Morgan Management L.L.C.* ...........            126,798

                                                                         645,493

Printing - Commercial - 1.8%
         2,855   Valassis Communications, Inc.* .............             95,500

Publishing - Newspapers - 2.7%
         3,110   New York Times Co. - Class A ...............            143,993

Recreational Centers - 1.0%
         1,955   Bally Total Fitness Holding Corp.* .........             49,657

Reinsurance - 0.9%
            20   Berkshire Hathaway, Inc. - Class B* ........             45,920

Retail - Toy Store - 0.7%
         1,665   Toys "R" Us, Inc.* .........................             38,345

Savings/Loan/Thrifts - 2.2%
         1,750   Golden West Financial Corp. ................            113,138

Tobacco - 1.4%
         2,235   Vector Group, Ltd. .........................             73,755

Toys - 2.3%
         6,645   Mattel, Inc. ...............................            118,946

Transportation - Marine - 2.7%
         4,165   Teekay Shipping Corp. ......................            143,276
--------------------------------------------------------------------------------
Total Common Stock (cost $4,953,774) ........................          4,907,356
--------------------------------------------------------------------------------
Corporate Bonds - 2.1%
Tobacco - 2.1%
$      105,000   Vector Group, Ltd., 6.25%
                   convertible subordinated notes
                   due 7/15/08 (cost $105,000)+ .............     $      109,856
--------------------------------------------------------------------------------
Repurchase Agreement - 3.8%
       200,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01,  maturing 8/1/01, to be
                   repurchased at $200,021, collateralized by
                   $73,808 in Short-Term Corporate Notes, zero
                   coupon, 8/1/01-9/13/01, A-1- A-1+, $653,803 in
                   U.S. Government Agencies, 0.609%-180.00%
                   10/25/02-4/1/31, with respective values of
                   $73,518 and $131,339 (cost $200,000) .....            200,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,258,774) - 99.3% ...........          5,217,212
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%             37,509
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    5,254,721
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bahamas                                           2.7%           $       143,276
India                                             0.4%                    22,880
Japan                                             1.6%                    82,447
Mexico                                            3.6%                   186,254
South Korea                                       1.9%                    97,631
United States++                                  89.8%                 4,684,724
--------------------------------------------------------------------------------
Total                                           100.0%           $     5,217,212

++Includes Short-Term Securities (86.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

28  Janus Adviser Series / July 31, 2001

                                                Janus Adviser International Fund

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Brent Lynn
portfolio manager

Janus Adviser International Fund fell 29.62% during the 12-month period ended July 31, 2001, compared to the 21.88% loss recorded by its benchmark, the MSCI EAFE Index.(1) These results came as a rapid slowdown in economic growth in the U.S. and hints of weakness overseas forced investors to factor a less-optimistic earnings outlook into stock prices across the globe.

The swiftness of the decline in the U.S. economy during the final six months of the period was truly surprising. By way of example, network gear manufacturer Cisco Systems - a company we do not own in this Fund but nonetheless follow closely - saw its fortunes reversed dramatically in the space of only a few months. Late last fall when end-markets for the company's networking products were strong, Cisco triumphantly beat Wall Street's earnings estimates for a fourteenth consecutive quarter and told investors that the company's outstanding growth would continue, even accelerate. But by February demand had slowed so sharply that the company announced plans to cut as much as 20% of its workforce. Cisco's veteran CEO remarked that this was the sharpest deceleration he had witnessed at any point in his long career.

Cisco's experience was far from unique. Companies across the globe saw their prospects dim considerably while their ability to forecast future revenue and earnings all but disappeared. This was particularly true in technology and telecommunications, the two sectors of the market hit hardest by the volatility.

By far the greatest challenge any investor faces in this type of environment is balancing short-term performance against a longer-term outlook. Certainly, markets have recently shown themselves to be almost completely unwilling to look too far beyond tomorrow's news, and to ignore that dynamic would be naive. In recognition of this and other trends, many of our recent investments have been in carefully selected companies within areas of the market that enjoy relative stability in volatile times, including pharmaceuticals, financials, energy and consumer staples.

With that in mind, we have also narrowed our focus by trimming or eliminating our positions in companies with an uncertain outlook or whose valuations still appear vulnerable. Specific examples include Alcatel and Nortel Networks, both of which possess a high degree of exposure to the rapidly slowing telecommunications market. We also reduced our exposure to optical networking companies such as JDS Uniphase as a result of our growing belief that the global telecommunications industry has been overbuilt, a fact that could keep the stocks under pressure for some time.

Wireless produced mixed results. NTT DoCoMo - a company that dominates the wireless market in Japan and is establishing itself as a pioneer in so-called "3-G" infrastructure technology - held up well against a difficult environment but nonetheless traded lower. Despite strong fundamentals, the stock was unable to overcome lingering concerns about softening growth in cellular subscribership, and therefore finished the period lower. Meanwhile, our position in cellular handset leader Nokia also gave ground. Although we closely reevaluated our Nokia position during the period, the company has continued to win market share throughout the difficult period and therefore remains a portfolio holding.

Despite these setbacks, several companies were able to overcome the difficult environment to trade higher. Examples included consumer products companies such as Unilever N.V. and Reckitt Benckiser, whose most notable brand names include Woolite, Lysol and French's Mustard. Investors viewed Reckitt Benckiser and other top-performing companies in the industry as safe havens in an increasingly volatile market, and the shares gained as a result. Investors also applauded the company's ability to grow its earnings as merger-related savings lift the company's bottom line.

In closing, this has been a disappointing year. In hindsight, it is now clear that we should have acted more aggressively last year when we recognized that the U.S. economy - and therefore the rest of the world - was on the verge of a dramatic slowdown that would be led by many of the market sectors in which we invest. But hindsight is always 20/20, and the incentive to overreact to short-term disruptions in the market is always intense. While volatility like that which has pressured markets during the last 12 months can be frustrating, we now believe markets are approaching oversold levels and have actively tried to take advantage of several outstanding opportunities when they have presented themselves.

Thank you for your continued investment in Janus Adviser International Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   75.0%
Preferred Stock                                                             3.8%
  Foreign                                                                  77.5%
Top 10 Equities                                                            25.3%
Number of Stocks                                                             117
Cash and Cash Equivalents                                                  21.2%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                        Janus Adviser Series / July 31, 2001  29

Average Annual Total Return(1)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                (29.62)%
  5 Year                                                                  14.24%
  From Inception Date of Predecessor Fund 5/2/94                          14.92%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE Index
  1 Year                                                                (21.88)%
  5 Year                                                                   3.08%
  From Inception Date of Predecessor Fund 5/2/94                           3.81%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN, AND THE FUND MAY HAVE AN INCREASED POSITION IN CASH FOR TEMPORARY DEFENSIVE PURPOSES. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Morgan Stanley Capital International EAFE Index is an international index measuring market performance of 20 countries in Europe, Australasia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance Overview(1)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (29.62)%
Five Year, 14.24%
Since 5/2/94,* 14.92%

JANUS ADVISER INTERNATIONAL
   FUND - $27,385

MSCI EAFE Index - $13,117

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser International Fund and the MSCI EAFE Index. Janus Adviser International Fund is represented by a shaded area of blue. The MSCI EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through July 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser International Fund ($27,385) as compared to the MSCI EAFE Index ($13,117).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 75.0%
Advertising Services - 0.4%
        60,818   Havas Advertising S.A.** ...................     $      633,764
        91,451   WPP Group PLC** ............................            971,011

                                                                       1,604,775

Aerospace and Defense - 1.3%
       104,372   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................          3,715,643
        91,662   European Aeronautic Defense and
                   Space Co.** ..............................          1,820,535

                                                                       5,536,178

Applications Software - 0.4%
         9,189   Infosys Technologies, Ltd.* ................            733,372
       372,219   Satyam Computer Services, Ltd. .............          1,161,004

                                                                       1,894,376

Audio and Video Products - 0.6%
        55,800   Sony Corp.** ...............................          2,747,984

Automotive - Cars and Light Trucks - 0.4%
        48,532   BMW A.G.** .................................          1,707,018

Beverages - Wine and Spirits - 1.2%
       510,018   Diageo PLC** ...............................          5,240,832

Brewery - 1.8%
       143,659   Interbrew Brews Beer Co.**,+ ...............          3,770,837
       471,000   Kirin Brewery Company, Ltd.** ..............          3,854,577

                                                                       7,625,414

Broadcast Services and Programming - 1.7%
       181,239   Grupo Televisa S.A. (GDR)*,** ..............     $    7,086,445

Cable Television - 1.5%
       289,817   Shaw Communications, Inc. - Class B** ......          6,314,633

Cellular Telecommunications - 6.4%
       888,000   China Mobile Ltd.*,** ......................          3,939,385
       349,882   China Mobile, Ltd. (ADR)*,** ...............          7,788,833
           944   NTT DoCoMo, Inc.** .........................         13,077,447
        25,511   Telesp Celular Participacoes S.A. (ADR) ....            372,461
     1,169,787   Vodafone Group PLC** .......................          2,559,143

                                                                      27,737,269

Chemicals - Diversified - 0.2%
        23,388   Akzo Nobel N.V.** ..........................            976,921

Chemicals - Specialty - 0.5%
        37,228   Syngenta A.G.*,** ..........................          1,955,875

Commercial Banks Non-U.S. - 0.4%
           538   Julius Baer Holding A.G. - Class B*,** .....          1,837,634

Computer Services - 0.4%
       512,519   Getronics N.V.** ...........................          1,623,313

Computers - 1.0%
     8,330,000   Legend Holdings, Ltd.** ....................          4,485,735

Diversified Financial Services - 0.5%
        57,790   Deutsche Boerse A.G.**,+ ...................          1,921,410

See Notes to Schedules of Investments.

30  Janus Adviser Series / July 31, 2001

                                                Janus Adviser International Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 6.3%
       376,938   BBA Group PLC** ............................     $    1,348,414
       331,931   Bombardier, Inc. - Class B** ...............          4,854,062
       448,000   Citic Pacific, Ltd.** ......................          1,220,608
       329,750   Hays PLC** .................................            827,136
         6,936   Siemens A.G.** .............................            388,758
       350,100   Tyco International, Ltd. ...................         18,625,320

                                                                      27,264,298

Electric - Generation - 0.4%
        47,940   AES Corp.* .................................          1,836,102

Electronic Components - 1.5%
        69,455   Celestica, Inc. - New York Shares*,** ......          3,351,204
        35,375   Flextronics International, Ltd.* ...........            961,846
        16,490   Koninklijke (Royal) Philips Electronics N.V.**          460,973
        33,000   NEC Corp.** ................................            441,037
         7,130   Samsung Electronics** ......................          1,040,972

                                                                       6,256,032

Electronic Components - Semiconductors - 2.2%
         9,500   Rohm Company, Ltd.** .......................          1,310,732
       153,271   STMicroelectronics N.V.** ..................          4,969,917
       103,407   STMicroelectronics N.V.
                   - New York Shares** ......................          3,292,479

                                                                       9,573,128

Electronic Security Devices - 0.4%
       802,242   Chubb PLC** ................................          1,909,419

Finance - Mortgage Loan Banker - 0.1%
        35,037   Housing Development Finance
                   Corporation, Ltd. ........................            497,137

Food - Catering - 0.2%
       123,464   Compass Group PLC*,** ......................            922,923

Food - Diversified - 2.4%
        71,114   Orkla A.S.A. ...............................          1,322,987
       148,561   Unilever N.V.** ............................          8,845,384

                                                                      10,168,371

Food - Retail - 0.8%
        49,868   Koninklijke Ahold N.V.** ...................          1,498,325
       387,958   Safeway PLC** ..............................          1,976,697

                                                                       3,475,022

Human Resources - 1.4%
        17,331   Adecco S.A.** ..............................            862,873
       360,197   Capita Group PLC** .........................          2,453,847
       689,446   Michael Page International PLC*,** .........          1,483,736
       136,693   Vedior N.V.** ..............................          1,327,556

                                                                       6,128,012

Internet Security - 0.4%
        38,604   Check Point Software Technologies, Ltd.* ...          1,707,841

Investment Management and Advisory Services - 0.2%
        58,062   Amvescap PLC** .............................            922,670

Machinery - Electrical - 0.7%
        57,646   Schneider Electric S.A.** ..................          3,076,683

Medical - Biomedical and Genetic - 0.6%
        54,563   Cambridge Antibody Technology
                   Group PLC*,** ............................          1,298,656
        99,709   Oxford GlycoSciences PLC*,** ...............          1,428,170

                                                                       2,726,826

Medical - Drugs - 6.4%
        80,116   AstraZeneca Group PLC** ....................     $    3,978,111
        76,000   Eisai Company, Ltd.** ......................          1,594,482
        34,506   Pharmacia Corp. ............................          1,539,658
        68,547   Roche Holdings A.G.** ......................          5,218,418
        16,189   Sanofi-Synthelabo S.A.** ...................          1,017,017
         5,121   Serono S.A. - Class B** ....................          4,832,447
        61,000   Shionogi and Company, Ltd.** ...............          1,204,070
       131,000   Takeda Chemical Industries, Ltd.** .........          6,042,250
        71,000   Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................          1,967,158

                                                                      27,393,611

Medical Products - 0.6%
       543,016   Smith & Nephew PLC** .......................          2,741,576

Metal Processors and Fabricators - 0.9%
       278,566   Assa Abloy A.B. - Class B ..................          3,892,794

Money Center Banks - 3.3%
       833,303   Banco Bilbao Vizcaya Argentaria S.A.** .....         10,200,099
       101,610   Lloyds TSB Group PLC** .....................          1,043,398
       190,016   Standard Chartered PLC** ...................          2,193,586
        17,178   UBS A.G.** .................................            779,177

                                                                      14,216,260

Multi-Line Insurance - 3.7%
       258,698   Aegon N.V.** ...............................          7,225,031
        68,492   Axa** ......................................          2,004,563
        19,797   Zurich Financial Services A.G.** ...........          6,567,176

                                                                      15,796,770

Multimedia - 1.0%
        51,865   Corus Entertainment, Inc. - Class B*,** ....          1,041,820
        33,859   Vivendi Universal S.A.** ...................          1,984,873
        19,334   Vivendi Universal S.A. (ADR)** .............          1,131,039

                                                                       4,157,732

Oil - Field Services - 0.6%
        46,730   Schlumberger, Ltd. .........................          2,511,737

Oil Companies - Exploration and Production - 0.4%
        89,206   Anderson Exploration, Ltd.*,** .............          1,619,709

Oil Companies - Integrated - 4.4%
        92,034   Husky Energy, Inc.** .......................            921,340
     4,218,500   PetroChina Company, Ltd.** .................            870,810
        87,530   Petroleo Brasileiro S.A. (ADR) .............          2,063,082
        36,164   Repsol - YPF S.A.** ........................            598,029
        85,384   Suncor Energy, Inc.** ......................          2,334,688
        84,211   Total Fina Elf** ...........................         11,980,449

                                                                      18,768,398

Oil Refining and Marketing - 0.1%
        32,000   TonenGeneral Sekiyu K.K.** .................            218,064

Optical Supplies - 0.4%
        26,000   Hoya Corp.** ...............................          1,648,935

Petrochemicals - 1.9%
     1,191,859   Reliance Industries, Ltd. ..................          8,086,366

Publishing - Newspapers - 0.1%
        31,165   Pearson PLC** ..............................            476,592

Publishing - Periodicals - 0.5%
        82,323   Wolters Kluwer N.V.** ......................          2,181,746

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  31

Janus Adviser International Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Apparel and Shoe - 0.2%
        54,993   Industria de Diseno Textil S.A.*,** ........     $      884,376

Security Services - 1.0%
       239,105   Securitas A.B. - Class B ...................          4,443,883

Semiconductor Components/Integrated Circuits - 0.6%
     1,419,000   Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................          2,695,172

Semiconductor Equipment - 0.7%
        67,610   ASM Lithography Holding N.V.*, ** ..........          1,409,083
        74,435   ASM Lithography Holding N.V.
                   - New York Shares*,** ....................          1,523,684

                                                                       2,932,767

Soap and Cleaning Preparations - 2.4%
       685,647   Reckitt Benckiser PLC** ....................         10,162,800

Telecommunication Equipment - 2.4%
       353,655   Datacraft Asia, Ltd.* ......................          1,273,158
       111,255   Himachal Futuristic Communications, Ltd.* ..            131,844
       163,019   Nokia Oyj** ................................          3,587,236
       126,667   Nokia Oyj (ADR)** ..........................          2,762,607
       504,382   Telefonaktiebolaget L.M.
                   Ericsson A.B. (ADR) ......................          2,703,488

                                                                      10,458,333

Telecommunication Services - 1.4%
        80,527   Amdocs, Ltd.*,** ...........................          3,629,352
        99,725   COLT Telecom Group PLC*,** .................            523,036
       315,371   Energis PLC*,** ............................            548,354
        60,989   SK Telecom Company, Ltd. (ADR)** ...........          1,117,928

                                                                       5,818,670

Telephone - Integrated - 3.6%
       180,990   America Movil S.A. de C.V.
                   - Series L (ADR)** .......................          3,572,743
            15   Nippon Telegraph & Telephone Corp.** .......             76,993
       346,359   Telefonica S.A.*,** ........................          4,064,285
         6,471   Telefonica S.A. (ADR)*,** ..................            234,897
       221,575   Telefonos de Mexico S.A. (ADR)** ...........          7,684,221

                                                                      15,633,139

Television - 0.9%
       878,000   Television Broadcasts, Ltd.** ..............          3,681,134

Tobacco - 0.9%
           553   Japan Tobacco, Inc.** ......................          4,007,547

Transportation - Railroad - 0.3%
        11,698   Canadian National Railway Co.** ............     $      535,784
        20,425   Canadian National Railway Co.
                   - New York Shares** ......................            931,380

                                                                       1,467,164
--------------------------------------------------------------------------------
Total Common Stock (cost $372,067,666) ......................        322,655,551
--------------------------------------------------------------------------------
Preferred Stock - 3.8%
Automotive - Cars and Light Trucks - 1.4%
        17,426   Porsche A.G.** .............................          6,281,721

Investment Management and Advisory Services - 0.8%
        41,325   Marschollek, Lautenschlaeger und
                   Partner A.G.** ...........................          3,292,127

Oil Companies - Integrated - 1.4%
       279,092   Petroleo Brasileiro S.A. (ADR) .............          6,120,488

Telephone - Integrated - 0.2%
        21,997   Telecomunicacoes Brasileiras S.A. (ADR) ....            871,301
--------------------------------------------------------------------------------
Total Preferred Stock (cost $18,050,025) ....................         16,565,637
--------------------------------------------------------------------------------
Repurchase Agreement - 12.1%
$   52,100,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $52,105,427
                   collateralized by $19,226,922 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/0 -9/13/01, A-1 - A-1+
                   $170,315,581 in U.S. Government
                   Agencies, 0.609%-180.00%
                   10/25/02-4/1/31, with respective
                   values of $19,151,326 and $34,213,837
                   (cost $52,100,000) .......................         52,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.1%
                 Fannie Mae
    10,000,000     3.48%, 10/11/01 ..........................          9,925,000
                 Federal Home Loan Bank System
    25,000,000     3.50%, 9/18/01 ...........................         24,883,333
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $34,814,700) ...........         34,808,333
--------------------------------------------------------------------------------
Total Investments (total cost $477,032,391) - 99.0% .........        426,129,521
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%          4,169,371
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  430,298,892
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

32  Janus Adviser Series / July 31, 2001

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Belgium                                           0.9%           $     3,770,837
Bermuda                                           4.4%                18,625,320
Brazil                                            3.1%                13,142,975
Canada                                            5.1%                21,904,620
Finland                                           1.5%                 6,349,843
France                                            5.5%                23,648,923
Germany                                           3.2%                13,591,034
Hong Kong                                         5.2%                21,986,505
India                                             2.4%                10,609,723
Israel                                            0.4%                 1,707,841
Japan                                             9.0%                38,191,276
Mexico                                            4.3%                18,343,409
Netherlands                                       6.4%                27,072,016
Norway                                            0.3%                 1,322,987
Singapore                                         0.5%                 2,235,004
South Korea                                       0.5%                 2,158,900
Spain                                             3.8%                15,981,685
Sweden                                            2.6%                11,040,165
Switzerland                                       7.1%                30,315,996
Taiwan                                            0.6%                 2,695,172
United Kingdom                                   11.4%                48,639,459
United States++                                  21.8%                92,795,831
--------------------------------------------------------------------------------
Total                                           100.0%           $   426,129,521

++Includes Short-Term Securities (1.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/26/01             4,100,000    $    5,823,640   $        19,810
British Pound 11/2/01              4,200,000         5,963,580            20,812
British Pound 11/9/01              4,800,000         6,813,600           109,680
Canadian Dollar 8/10/01            1,300,000           849,451             6,572
Canadian Dollar 11/16/01           3,700,000         2,414,356             6,009
Euro 10/26/01                     22,100,000        19,302,140           114,190
Euro 11/2/01                       4,900,000         4,279,170          (34,014)
Euro 11/9/01                      15,300,000        13,359,960           136,626
Euro 11/16/01                      1,200,000         1,047,600          (30,750)
Euro 1/22/02                         350,000           305,200           (8,050)
Hong Kong Dollar 11/2/01         131,966,000        16,922,623           (4,142)
Hong Kong Dollar 11/16/01          4,901,000           628,478             (491)
Japanese Yen 8/10/01              30,000,000           240,119            37,332
Japanese Yen 10/26/01            660,000,000         5,324,113           112,760
Japanese Yen 11/2/01             326,440,000         2,635,146            40,592
Japanese Yen 11/9/01           1,600,000,000        12,924,948           462,246
Japanese Yen 11/16/01            850,000,000         6,871,247           164,378
Japanese Yen 1/22/02               1,000,000             8,139                 7
Mexican New Peso 10/26/01         46,000,000         4,933,875          (95,135)
South Korean Won 10/22/01        250,000,000           191,534           (1,275)
South Korean Won 10/29/01        790,000,000           605,132             6,441
Swiss Franc 10/26/01              14,000,000         8,114,531            32,184
Swiss Franc 11/16/01               3,200,000         1,855,288           (5,754)
--------------------------------------------------------------------------------
Total                                           $  121,413,870   $     1,090,028

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  33

Janus Adviser Worldwide Fund

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

Janus Adviser Worldwide Fund declined 27.93% during the 12-month period ended July 31, 2001. This compares to the 19.14% loss registered by its benchmark, the MSCI World Index.(1)

A surprisingly rapid slowdown in economic growth in the U.S. weighed on worldwide markets during the period as investors factored a less-optimistic earnings outlook into stock prices. Meanwhile, signs that the slowdown was spreading to Europe and Asia allowed the sell-off to gain momentum overseas, with markets in Japan touching lows not seen in more than 16 years. Emerging markets also gave ground as the increasingly unsettled economic environment took its toll on less-developed countries as well.

Although several of our U.S.-based technology franchises participated in a sharp retreat by the Nasdaq Composite Index during the opening months of the period, we still have faith in many of these companies and have maintained a substantial commitment to those we feel are well-positioned for long-term growth. At the same time, in the interest of reducing the Fund's exposure, we trimmed or eliminated positions in several technology-related companies whose near-term earnings risk and valuations we felt led to greater risk than reward. Examples included Cisco Systems, the preeminent provider of Internet switching systems and software, and EMC, a top maker of data storage systems. We also sold Nortel, a Canadian-based producer of telecommunications and broadband equipment for telephone and cable companies. Though a high-quality company, Nortel's valuation was uncomfortably high relative to its peers.

Meanwhile, cellular handset leader Nokia stands out as an example of a company in which we have decided to maintain a position despite recent declines. Although earlier estimates that predicted half a billion handsets would be sold in 2000 were clearly over-optimistic, worldwide subscriber base expanded by nearly 50% during the year, matching rates seen during the last five years. At least as important, however, was the fact that Nokia successfully turned recent difficulties to its advantage by taking market share from key competitors such as Motorola and Ericsson while at the same time continuing to win a majority of new "3-G" wireless infrastructure contracts.

Elsewhere, financial services leader Citigroup fell modestly against an increasingly difficult economic backdrop. While the decline was somewhat disappointing, Citigroup performed better than many of its peers in international finance as it benefited from declining interest rates and the market's perception that it represents something of a safe haven during times of economic uncertainty. Equally important, however, is the enormous diversity in Citigroup's product line and the geographic areas in which it operates. This all but ensures that a macroeconomic downturn in one area - no matter how severe - is unlikely to completely derail the company.

Still, a number of companies were able to overcome the difficult environment to trade higher, including consumer products companies Unilever N.V. and Reckitt Benckiser, whose most notable brand names include Woolite, Lysol and French's Mustard. Investors viewed Reckitt Benckiser and other top-performing companies in the industry as a safe haven in an increasingly volatile market, and the shares gained as a result. Investors also applauded the company's ability to grow earnings quickly as merger-related savings helped lift the company's bottom line.

Elsewhere, Swiss biotechnology leader Serono provided lift for the Fund. The company has long been an innovative leader in reproductive health treatments and also possesses a strong drug pipeline. In addition, the company has applied for final FDA approval to market multiple sclerosis drug Rebif in the United States, hoping to build on the compound's success in Europe and elsewhere.

In closing, we are disappointed with our performance during what has been an extremely difficult period for growth investors. Looking back, we were clearly too slow in reacting to what proved to be an extraordinarily rapid erosion of fundamentals in several of the high-growth areas of the market in which we invest, and our results certainly reflect it. However, we believe there are now reasons to be optimistic. Central banks around the globe are aggressively cutting interest rates, a fact that should set the stage for a rebound in economic growth and a consequent recovery in the equity markets from today's depressed levels. For our part, we will do our best to use the current trough to diversify the Fund with well-managed, high-quality companies - particularly those that are now trading at attractive valuations - that feature proven products and franchises.

Thank you for your continued investment in Janus Adviser Worldwide Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   81.6%
Preferred Stock                                                             1.3%
  Foreign                                                                  50.3%
Top 10 Equities                                                            24.4%
Number of Stocks                                                             130
Cash and Cash Equivalents                                                  17.1%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

34  Janus Adviser Series / July 31, 2001

Average Annual Total Return(2)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                (27.93)%
  5 Year                                                                  14.84%
  From Inception Date of Predecessor Fund 9/13/93                         17.37%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                (19.14)%
  5 Year                                                                   8.63%
  From Inception Date of Predecessor Fund 9/13/93                          9.15%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN, AND THE FUND MAY HAVE AN INCREASED POSITION IN CASH FOR TEMPORARY DEFENSIVE PURPOSES. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(2) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Morgan Stanley Capital International World Index is a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance Overview(2)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, (27.93)%
Five Year, 14.84%
Since 9/13/93,* 17.37%

JANUS ADVISER WORLDWIDE FUND - $35,314

MSCI World Index - $19,938

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Worldwide Fund and the MSCI World Index. Janus Adviser Worldwide Fund is represented by a shaded area of blue. The MSCI World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Worldwide Fund ($35,314) as compared to the MSCI World Index ($19,938).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 81.6%
Advertising Services - 0.2%
       136,915   WPP Group PLC** ............................     $    1,453,740

Aerospace and Defense - 1.4%
       174,785   Boeing Co. .................................         10,230,166
        90,025   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................          3,204,890

                                                                      13,435,056

Airlines - 0%
           305   Southwest Airlines Co. .....................              6,103

Applications Software - 0.5%
        68,130   Microsoft Corp.* ...........................          4,509,525

Audio and Video Products - 0.5%
       102,700   Sony Corp.** ...............................          5,057,670

Automotive - Cars and Light Trucks - 0.8%
       210,585   BMW A.G.** .................................          7,406,913

Beverages - Non-Alcoholic - 0.5%
        93,895   PepsiCo, Inc. ..............................          4,378,324

Beverages - Wine and Spirits - 1.0%
       960,913   Diageo PLC** ...............................          9,874,129

Broadcast Services and Programming - 2.9%
       213,565   AT&T Corp./Liberty Media Group - Class A* ..          3,359,377
       273,620   Clear Channel Communications, Inc.* ........         16,034,132
       218,941   Grupo Televisa S.A. (GDR)*,** ..............          8,560,593

                                                                      27,954,102

Cable Television - 1.3%
        57,510   Adelphia Communications Corp. - Class A* ...          2,122,119
       250,958   Comcast Corp. - Special Class A* ...........          9,543,933
        27,769   Shaw Communications, Inc. - Class B** ......            605,041

                                                                      12,271,093

Cellular Telecommunications - 5.8%
     1,689,825   China Mobile Ltd.*,** ......................     $    7,496,477
       757,802   China Mobile, Ltd. (ADR)*,** ...............         16,792,892
         1,748   NTT DoCoMo, Inc.** .........................         24,215,443
     2,895,271   Vodafone Group PLC** .......................          6,333,986
        33,039   Vodafone Group PLC (ADR)** .................            711,990

                                                                      55,550,788

Chemicals - Diversified - 0.8%
        71,969   Akzo Nobel N.V.** ..........................          3,006,157
        47,574   Bayer A.G.** ...............................          1,960,534
        64,765   E.I. du Pont de Nemours and Co. ............          2,773,237

                                                                       7,739,928

Commercial Services - Financial - 0.5%
       122,959   Paychex, Inc. ..............................          4,832,289

Computers - Integrated Systems - 0.1%
        31,715   Brocade Communications Systems, Inc.* ......          1,043,741

Computers - Memory Devices - 0.3%
        66,850   VERITAS Software Corp.* ....................          2,835,109

Cosmetics and Toiletries - 0.6%
       155,295   Estee Lauder Companies, Inc. - Class A .....          6,141,917

Data Processing and Management - 0.6%
        98,475   Automatic Data Processing, Inc. ............          5,017,301
        19,280   Fiserv, Inc.* ..............................          1,106,286

                                                                       6,123,587

Diversified Financial Services - 2.8%
       463,006   Citigroup, Inc. ............................         23,247,531
       109,831   Fortis (NL) N.V.** .........................          2,863,683

                                                                      26,111,214

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  35

Janus Adviser Worldwide Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 8.3%
       205,574   Bombardier, Inc. - Class B** ...............     $    3,006,255
       354,695   Cendant Corp.* .............................          7,218,043
       736,000   Citic Pacific, Ltd.** ......................          2,005,285
       574,512   General Electric Co. .......................         24,991,272
       785,393   Tyco International, Ltd. ...................         41,782,908

                                                                      79,003,763

Electric - Generation - 0.6%
       146,785   AES Corp.* .................................          5,621,866

Electronic Components - 1.0%
        99,017   Celestica, Inc. - New York Shares*,** ......          4,777,570
        67,540   Flextronics International, Ltd.* ...........          1,836,413
        16,630   Samsung Electronics ........................          2,427,962

                                                                       9,041,945

Electronic Components - Semiconductors - 2.8%
        21,200   Rohm Company, Ltd.** .......................          2,925,001
       428,199   STMicroelectronics N.V.** ..................         13,884,645
       294,456   STMicroelectronics N.V.
                   - New York Shares** ......................          9,375,479

                                                                      26,185,125

Enterprise Software and Services - 0.1%
        67,260   Micromuse, Inc.* ...........................          1,027,060

Fiduciary Banks - 0.6%
        78,510   Bank of New York Company, Inc. .............          3,521,959
        36,410   State Street Corp. .........................          1,957,766

                                                                       5,479,725

Finance - Credit Card - 0.4%
        84,443   American Express Co. .......................          3,405,586

Finance - Investment Bankers/Brokers - 0.9%
        65,970   Goldman Sachs Group, Inc. ..................          5,486,065
        58,635   Merrill Lynch & Company, Inc. ..............          3,180,362

                                                                       8,666,427

Food - Catering - 0.3%
       318,787   Compass Group PLC*,** ......................          2,383,008

Food - Diversified - 1.4%
       223,517   Unilever N.V.** ............................         13,308,295

Food - Retail - 1.1%
       265,367   Koninklijke Ahold N.V.** ...................          7,973,168
       505,743   Safeway PLC** ..............................          2,576,828

                                                                      10,549,996
Human Resources - 0.3%
       424,181   Capita Group PLC** .........................          2,889,739

Insurance Brokers - 0.3%
        32,790   Marsh & McLennan Companies, Inc. ...........          3,292,116

Internet Security - 0.1%
        17,055   Check Point Software Technologies, Ltd.* ...            754,513

Machinery - Electrical - 0.6%
       114,025   Schneider Electric S.A.** ..................          6,085,744

Medical - Biomedical and Genetic - 0.5%
        42,855   Genentech, Inc.* ...........................          1,812,767
        37,019   Human Genome Sciences, Inc.* ...............          1,879,825
        19,287   Millennium Pharmaceuticals, Inc.* ..........            603,297

                                                                       4,295,889

Medical - Drugs - 9.3%
       159,995   Abbott Laboratories ........................     $    8,574,132
        55,195   American Home Products Corp. ...............          3,328,810
       114,784   AstraZeneca Group PLC** ....................          5,699,529
        44,473   Aventis S.A.** .............................          3,418,392
        99,165   Bristol-Myers Squibb Co. ...................          5,864,618
        14,305   Merck & Company, Inc. ......................            972,454
       430,030   Pfizer, Inc. ...............................         17,725,837
       126,273   Pharmacia Corp. ............................          5,634,301
       108,600   Roche Holding A.G.** .......................          8,267,615
        36,019   Sanofi-Synthelabo S.A.** ...................          2,262,767
        62,546   Sepracor, Inc.* ............................          2,755,777
         4,979   Serono S.A. - Class B** ....................          4,698,448
       256,000   Takeda Chemical Industries, Ltd.** .........         11,807,755
        50,010   Teva Pharmaceutical Industries, Ltd. (ADR) .          3,598,220
       149,000   Yamanouchi Pharmaceutical Company, Ltd.** ..          4,128,262

                                                                      88,736,917

Medical - HMO - 0.2%
        31,705   UnitedHealth Group, Inc. ...................          2,137,551

Medical Instruments - 1.0%
       191,846   Medtronic, Inc. ............................          9,214,363

Medical Products - 0.9%
       152,159   Johnson & Johnson ..........................          8,231,802

Metal Processors and Fabricators - 0.6%
       437,143   Assa Abloy A.B. - Class B ..................          6,108,814

Money Center Banks - 3.3%
     1,300,303   Banco Bilbao Vizcaya Argentaria S.A.** .....         15,916,443
        30,165   Bank of America Corp. ......................          1,919,097
       361,502   Lloyds TSB Group PLC** .....................          3,712,138
       410,644   Standard Chartered PLC** ...................          4,740,564
       113,735   UBS A.G.** .................................          5,158,908

                                                                      31,447,150

Multi-Line Insurance - 3.4%
       284,862   Aegon N.V.** ...............................          7,955,750
        68,740   Allstate Corp. .............................          2,403,150
       389,571   Axa** ......................................         11,401,618
        31,055   Zurich Financial Services A.G.** ...........         10,301,746

                                                                      32,062,264

Multimedia - 4.2%
       264,799   AOL Time Warner, Inc.* .....................         12,035,115
       227,219   Viacom, Inc. - Class B* ....................         11,315,506
        29,260   Vivendi Universal S.A.** ...................          1,715,271
        62,836   Vivendi Universal S.A. (ADR)** .............          3,675,906
       436,635   Walt Disney Co. ............................         11,505,332

                                                                      40,247,130

Networking Products - 0.2%
        96,820   Cisco Systems, Inc.* .......................          1,860,880

Oil - Field Services - 0.7%
       119,250   Schlumberger, Ltd. .........................          6,409,688

Oil Companies - Exploration and Production - 0.6%
        92,165   Anadarko Petroleum Corp. ...................          5,234,972

Oil Companies - Integrated - 5.6%
       781,197   BP Amoco PLC** .............................          6,496,522
       149,950   Exxon Mobil Corp. ..........................          6,261,912
    27,602,000   PetroChina Company, Ltd.** .................          5,697,781
       425,420   Petroleo Brasileiro S.A. (ADR) .............         10,027,149
       233,993   Repsol - YPF S.A.** ........................          3,869,443
       143,752   Total Fina Elf** ...........................         20,451,170

                                                                      52,803,977

See Notes to Schedules of Investments.

36  Janus Adviser Series / July 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Optical Supplies - 0.3%
        50,000   Hoya Corp.** ...............................     $    3,171,028

Petrochemicals - 0.6%
       775,809   Reliance Industries, Ltd. ..................          5,263,605

Publishing - Newspapers - 0.1%
        69,353   Pearson PLC** ..............................          1,060,582

Publishing - Periodicals - 0.7%
       265,211   Wolters Kluwer N.V.** ......................          7,028,692

Reinsurance - 0.2%
           908   Swiss Re** .................................          1,902,388

Retail - Apparel and Shoe - 0.1%
        17,925   Gap, Inc. ..................................            489,532

Retail - Discount - 1.4%
        23,095   Costco Wholesale Corp.* ....................            994,240
       219,995   Wal-Mart Stores, Inc. ......................         12,297,721

                                                                      13,291,961

Retail - Drug Store - 0.4%
       118,295   Walgreen Co. ...............................          3,986,542

Security Services - 0.7%
       381,251   Securitas A.B. - Class B ...................          7,085,736

Semiconductor Components/Integrated Circuits - 0.8%
        64,335   Linear Technology Corp. ....................          2,803,719
        49,945   Maxim Integrated Products, Inc.* ...........          2,305,961
     1,323,000   Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................          2,512,835

                                                                       7,622,515

Semiconductor Equipment - 0.9%
        20,675   Applied Materials, Inc.* ...................            948,156
       161,684   ASM Lithography Holding N.V.*,** ...........          3,369,710
       190,975   ASM Lithography Holding N.V.
                   - New York Shares*,** ....................          3,909,258

                                                                       8,227,124

Soap and Cleaning Preparations - 0.3%
       164,267   Reckitt Benckiser PLC** ....................          2,434,799

Telecommunication Equipment - 1.2%
       194,150   Nokia Oyj** ................................          4,272,274
       318,502   Nokia Oyj (ADR)** ..........................          6,946,529

                                                                      11,218,803

Telecommunication Services - 1.0%
       179,600   Amdocs, Ltd.*,** ...........................          8,094,572
        59,160   Qwest Communications International, Inc. ...          1,538,160

                                                                       9,632,732

Telephone - Integrated - 2.9%
       354,134   America Movil S.A. de C.V.
                   - Series L (ADR)** .......................     $    6,990,605
       417,052   Telefonica S.A.*,** ........................          5,079,409
        47,019   Telefonica S.A. (ADR)*,** ..................          1,706,790
       409,999   Telefonos de Mexico S.A. (ADR)** ...........         14,218,765

                                                                      27,995,569

Television - 0.1%
       304,000   Television Broadcasts, Ltd.** ..............          1,274,561
--------------------------------------------------------------------------------
Total Common Stock (cost $805,479,900) ......................        774,897,702
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Automotive - Cars and Light Trucks - 0.4%
        10,767   Porsche A.G.** .............................          3,881,286

Oil Companies - Integrated - 0.9%
       405,358   Petroleo Brasileiro S.A. (ADR) .............          8,889,501
--------------------------------------------------------------------------------
Total Preferred Stock (cost $13,558,099) ....................         12,770,787
--------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
$   43,400,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $43,404,521
                   collateralized by $16,016,285 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/01-9/13/01, A-1 - A-1+
                   $141,875,167 in U.S. Government
                   Agencies, 0.609%-180.00%
                   10/25/02 - 4/1/31, with respective
                   values of $15,953,312 and $28,500,586
                   (cost $43,400,000) .......................         43,400,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 15.2%
                 Fannie Mae
    20,000,000     3.48%, 10/11/01 ..........................         19,850,000
                 Federal Home Loan Bank System:
    25,000,000     3.55%, 8/3/01 ............................         24,995,069
    50,000,000     3.64%, 8/14/01 ...........................         49,934,278
    25,000,000     3.65%, 9/4/01 ............................         24,913,819
    25,000,000     3.59%, 10/4/01 ...........................         24,843,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $144,546,344) ..........        144,536,916
--------------------------------------------------------------------------------
Total Investments (total cost $1,006,984,343) - 102.7% ......        975,605,405
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.7)%     (25,638,101)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  949,967,304
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  37

Janus Adviser Worldwide Fund

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           4.3%           $    41,782,908
Brazil                                            2.3%                22,121,540
Canada                                            0.9%                 8,388,866
Finland                                           1.1%                11,218,803
France                                            5.0%                49,010,868
Germany                                           1.4%                13,248,733
Hong Kong                                         3.4%                33,266,996
India                                             0.5%                 5,263,605
Israel                                            0.4%                 4,352,733
Japan                                             5.3%                51,305,159
Mexico                                            3.0%                29,769,963
Netherlands                                       5.1%                49,414,713
Singapore                                         0.2%                 1,836,413
South Korea                                       0.2%                 2,427,962
Spain                                             2.7%                26,572,085
Sweden                                            1.4%                13,194,550
Switzerland                                       5.5%                53,589,229
Taiwan                                            0.3%                 2,512,835
United Kingdom                                    6.0%                58,462,126
United States++                                  51.0%               497,865,318
--------------------------------------------------------------------------------
Total                                           100.0%           $   975,605,405

++Includes Short-Term Securities (31.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/26/01             1,700,000    $    2,414,680    $        7,070
British Pound 11/2/01              5,800,000         8,235,420            26,591
British Pound 11/9/01              5,950,000         8,446,025            78,880
Canadian Dollar 8/10/01              480,000           313,644             (306)
Canadian Dollar 11/16/01           1,500,000           978,793           (3,405)
Euro 10/26/01                     24,600,000        21,485,640          (48,752)
Euro 11/2/01                       8,300,000         7,248,390           (7,979)
Euro 11/9/01                      31,900,000        27,855,080           398,915
Euro 11/16/01                      5,321,000         4,645,233         (107,539)
Euro 1/22/02                       1,900,000         1,656,800          (43,700)
Hong Kong Dollar 11/2/01         176,615,000        22,648,175           (3,569)
Hong Kong Dollar 11/16/01         42,617,000         5,464,979           (4,272)
Japanese Yen 8/10/01             300,000,000         2,401,193           432,042
Japanese Yen 10/26/01          1,450,000,000        11,696,916           174,780
Japanese Yen 11/2/01             402,500,000         3,249,130            50,050
Japanese Yen 11/9/01           2,495,000,000        20,154,841           753,932
Japanese Yen 1/22/02              60,000,000           488,343               436
Mexican New Peso 10/26/01         84,000,000         9,009,685         (172,802)
Swiss Franc 10/26/01              23,400,000        13,562,859            75,964
Swiss Franc 11/16/01               4,400,000         2,551,020           (7,524)
--------------------------------------------------------------------------------
Total                                           $  174,506,846    $    1,598,812

See Notes to Schedules of Investments.

38  Janus Adviser Series / July 31, 2001

                                                 Janus Adviser Global Value Fund

[PHOTO]
Jason Yee
portfolio manager

Between its inception on May 1, 2001, and July 31, 2001, Janus Adviser Global Value Fund reported a loss of 1.70% versus the MSCI World Index's loss of 5.73%.(1)

Because of the abbreviated performance period, I would like to take this opportunity to offer some insight as to how I intend to manage the Fund for long-term performance.

Let me begin by stating the obvious as well as the not so obvious. I am a value investor, which means I invest in companies trading at significant discounts to their intrinsic worth. I determine intrinsic value by using a discounted cash flow model, and then I compare this valuation against similar publicly traded companies around the world, recent merger and acquisition activity, as well as an estimation of the underlying net asset value of the company.

But determining intrinsic value is only part of the process. My focus is on businesses that have the ability to create value in any environment. I search for companies in any industry or geography that have a sustainable competitive advantage - whether that means being the market share leader, the low-cost producer or the provider of a superior product or service. My strict criteria also include a history of solid financial performance, high operating margins and returns on invested capital, strong free cash flow generation and healthy balance sheets. Equally important are superior management teams. I look for disciplined companies that make wise capital allocation decisions and whose interests are aligned with those of their shareholders.

Great businesses, however, rarely trade at significant discounts to their intrinsic worth. Often, investment opportunities arise from solid companies that have temporarily fallen out of favor with the market. Typical opportunities might include companies that are punished for short-term issues such as quarterly earnings disappointments, product delays or general industry concerns. Management changes, unrealized or hidden asset values, or other special situations can also present interesting opportunities. Through careful research, we determine whether these lapses are fundamental shifts or merely market perception. If we conclude that the business remains intact, I capitalize on such opportunities with a concentrated approach.

For example, Mattel recently suffered from such a lapse after an ill-advised foray into computer software sent the stock reeling several years ago. Since then, however, the leading toy manufacturer has benefited from a new management team, which has revitalized the company by focusing on its core Barbie and Harry Potter brands, while emphasizing such key business fundamentals as capital efficiency and cash flow. Thus, the inherent strength of the franchise has come back to light.

By focusing the Fund on 40 to 50 of the world's most compelling ideas and investing in businesses at prices well below their intrinsic worth, I hope to minimize the risk of sustained capital loss while preserving upside potential. The current market environment provides the ideal backdrop for this strategy, which is why I am spending most of my time on the road these days. After all, you can only do so much bargain hunting from your office or over the phone. It is a labor-intensive process, but one I believe will help the Fund achieve its objective of strong, absolute returns in both good and bad market environments.

Thank you for your investment in Janus Adviser Global Value Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   70.0%
  Foreign                                                                  37.6%
  European                                                                 24.3%
Top 10 Equities                                                            37.5%
Number of Stocks                                                              23
Cash and Cash Equivalents                                                  30.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                        Janus Adviser Series / July 31, 2001  39

Janus Adviser Global Value Fund

Cumulative Total Return(1)
For the Period Ended July 31, 2001
--------------------------------------------------------------------------------
  From Inception Date 5/1/01                                             (1.70)%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  From Inception Date 5/1/01                                             (5.73)%
--------------------------------------------------------------------------------
This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

A portfolio's performance for very short time periods may not be indicative of future performance.

Concentration may lead to greater price volatility.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Morgan Stanley Capital International World Index is a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 70.0%
Automotive - Cars and Light Trucks - 2.8%
         8,000   Nissan Motor Company, Ltd. .................     $       54,964

Beverages - Wine and Spirits - 3.0%
         5,753   Diageo PLC .................................             59,117

Brewery - 2.5%
         6,000   Kirin Brewery Company, Ltd. ................             49,103

Casino Hotels - 3.1%
         5,755   Park Place Entertainment Corp.* ............             61,636

Chemicals - Diversified - 8.6%
         1,452   Akzo Nobel N.V .............................             60,650
         2,645   Bayer A.G ..................................            109,001

                                                                         169,651

Computer Services - 2.9%
         3,320   Ceridian Corp.* ............................             57,403

Cosmetics and Toiletries - 2.9%
         2,085   Gillette Co. ...............................             58,109

Diversified Operations - 11.6%
        27,858   BBA Group PLC ..............................     $       99,656
         3,390   Cendant Corp.* .............................             68,987
         5,472   Smiths Industries PLC ......................             60,206

                                                                         228,849

Electronic Components - 2.5%
           340   Samsung Electronics ........................             49,640

Electronic Design Automation - 3.2%
         2,890   Cadence Design Systems, Inc.* ..............             63,753

Electronic Measuring Instruments - 2.7%
         1,835   Orbotech, Ltd.* ............................             54,243

Home Decorating Products - 4.2%
         1,359   Hunter Douglas N.V .........................             35,374
         2,220   Newell Rubbermaid, Inc. ....................             48,130

                                                                          83,504

Medical Products - 3.2%
         1,805   Becton, Dickinson and Co. ..................             62,381

Property and Casualty Insurance - 2.8%
        15,000   NIPPONKOA Insurance Company, Ltd. ..........             55,253

See Notes to Schedules of Investments.

40  Janus Adviser Series / July 31, 2001

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Publishing - Periodicals - 2.9%
         2,151   Wolters Kluwer N.V .........................     $       57,006

Reinsurance - 4.6%
            40   Berkshire Hathaway, Inc. - Class B* ........             91,840

Retail - Restaurants - 3.2%
         2,200   McDonald's Corp. ...........................             64,108

Retail - Toy Store - 1.9%
         1,605   Toys "R" Us, Inc.* .........................             36,963

Toys - 1.4%
         1,590   Mattel, Inc. ...............................             28,461
--------------------------------------------------------------------------------
Total Common Stock (cost $1,425,212) ........................          1,385,984
--------------------------------------------------------------------------------
Repurchase Agreement - 22.7%
$      450,000   Morgan Stanley Dean Witter & Co., 3.75%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $450,047
                   collateralized by $166,067 in
                   Short-Term Corporate Notes, zero coupon
                   8/1/01-9/13/01, A-1 - A-1+
                   $1,471,056 in U.S. Government
                   Agencies, 0.609%-180.00%
                   10/25/02-4/1/31, with respective
                   values of $165,415 and $295,513
                   (cost $450,000) ..........................            450,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,875,212) - 92.7% ...........          1,835,984
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 7.3%            145,391
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    1,981,375
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Germany                                           5.9%           $       109,001
Israel                                            3.0%                    54,243
Japan                                             8.7%                   159,320
Netherlands                                       8.3%                   153,031
South Korea                                       2.7%                    49,640
United Kingdom                                   11.9%                   218,979
United States++                                  59.5%                 1,091,770
--------------------------------------------------------------------------------
Total                                           100.0%           $     1,835,984

++Includes Short-Term Securities (35.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  41

Janus Adviser Flexible Income Fund

[PHOTO]
Ronald Speaker
portfolio manager

Janus Adviser Flexible Income Fund returned 10.34% during the 12-month period ended July 31, 2001. This compares with a 12.71% return by its benchmark, the Lehman Brothers Government/Credit Bond Index.(1)

Bond markets reacted to a mixed set of signals during the period. After years of robust expansion, the U.S. economy slowed substantially during the last three months of 2000 as a series of increases in interest rates by the Federal Reserve began to take hold. When the Fed's tightening campaign began in mid-1999, GDP growth was averaging more than 5% per year, but by the fourth quarter of 2000 the rate of expansion had plummeted to 1% - its lowest level in more than five years. This weakness carried into 2001 as a series of high-profile earnings warnings quickly turned into a rash of layoffs. That, together with continued difficulties in the stock market, caused consumer confidence to fall sharply. As a result, the Fed suddenly found itself on the other side of the table, rapidly cutting interest rates in an attempt to stave off recession.

The bond market's reaction was mixed. Treasury yields, particularly on shorter-dated securities, declined steadily in response to the weakening economy and the Fed's efforts to reinvigorate it. Flight-to-quality flows, a result of the stock market's continued difficulties, also played a role in the Treasury market's continued strength. These trends allowed our shorter-dated Treasury positions to perform well. Many of our investment-grade corporate bonds followed a similar trend. Individual standouts included Tenet Healthcare, a high- quality borrower that operates more than 110 acute-care facilities in 17 states. The bonds benefited from the company's high credit rating and short maturity.

Meanwhile, the high-yield market continued to struggle with spotty performance. After many months of difficulties, high-yield bonds bottomed late last year as optimism surrounding the direction of interest rates allowed the market to stage a modest comeback. Soon, however, concerns about the ability of many high-yield borrowers to service their debt in a rapidly deteriorating economy once again took over, and bonds retreated. After a number of similar fits and starts, the market finished the period mixed.

Several of our high-yield holdings performed well, including Fred Meyer, a grocery store chain with stores throughout the western U.S. that is now owned by Kroger. The company boasts a lean cost structure and impressive earning growth. At the same time, however, our high-yield position in Exodus Communications was a clear disappointment. The bonds fell in sympathy with Exodus' stock as equity investors retreated en masse from technology-related issues. We were also discouraged by the company's sharp downward revision of revenue and profits late in the period and chose to exit the bond.

Looking ahead, the future of the U.S. economy remains clouded. Consumer spending has stayed resilient despite economic turbulence, and six separate moves by the Federal Reserve so far this year representing a total decrease in short-term rates of 275 basis points should provide a tailwind for the economy. However, corporate layoffs have continued to accelerate, and the extent to which that will cause consumers to rein in spending will ultimately determine the short-term direction of the economy. Regardless, we will continue to leverage Janus' massive research effort to identify individual opportunities as they appear across the entire range of possible investments.

Thank you for your continued investment in Janus Adviser Flexible Income Fund.

Portfolio Asset Mix (% of Assets)                                  July 31, 2001
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                                         50.0%
  High-Yield/High-Risk                                                     14.5%
U.S. Government Obligations                                                31.4%
Foreign Dollar Bonds                                                        1.0%
Preferred Stock                                                             0.1%
Cash and Cash Equivalents                                                   3.0%
--------------------------------------------------------------------------------

Fund Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                                               9.7 Yrs.
Average Modified Duration*                                              6.3 Yrs.
30-Day Average Yield**
  With Reimbursement                                                       5.37%
  Without Reimbursement                                                    4.57%
Weighted Average Fixed Income
  Credit Rating                                                                A
--------------------------------------------------------------------------------
 *A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

42  Janus Adviser Series / July 31, 2001

Average Annual Total Return(2)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                  10.34%
  5 Year                                                                   7.88%
  From Inception Date of Predecessor Fund 9/13/93                          7.78%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  12.71%
  5 Year                                                                   7.86%
  From Inception Date of Predecessor Fund 9/13/93                          6.58%
--------------------------------------------------------------------------------
DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds.

(2) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Lehman Brothers Government/Credit Index is an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

Performance Overview(2)

Average Annual Total Return
for the periods ended July 31, 2001
One Year, 10.34%
Five Year, 7.88%
Since 9/13/93,* 7.78%

JANUS ADVISER FLEXIBLE INCOME FUND - $18,045

Lehman Brothers Government/
  Credit Index - $16,527

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Flexible Income Fund and the Lehman Brothers Government/Credit Index. Janus Adviser Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Flexible Income Fund ($18,045) as compared to the Lehman Brothers Government/Credit Index ($16,527).

*Inception date of the Predecessor Fund.
Source - S&P MicroPal, 2001.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 65.5%
Cable Television - 1.6%
$       65,000   CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11+ ................     $       65,081
         4,000   Lenfest Communications, Inc., 7.625%
                   senior notes, due 2/15/08 ................              4,260
        30,000   Mediacom Broadband L.L.C., 11.00%
                   senior notes, due 7/15/13+ ...............             31,650

                                                                         100,991

Casino Services - 0.1%
         3,000   Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04 ........              3,270

Cellular Telecommunications - 0.8%
        50,000   American Cellular Corp., 9.50%
                   notes, due 10/15/09+ .....................             47,375
         4,000   Price Communications Wireless, Inc., 11.75%
                   senior subordinated notes
                   due 7/15/07 ..............................              4,260

                                                                          51,635

Commercial Banks - 0.5%
$       25,000   Frost National Bank, Inc., 6.875%
                   notes, due 8/1/11 ........................     $       25,030
         2,000   Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....              1,982
         4,000   Provident Trust I Corp., 8.29%
                   company guaranteed notes
                   due 4/15/28 ..............................              3,415

                                                                          30,427

Commercial Services - 0.5%
        30,000   PHH Corp., 8.125%
                   notes, due 2/3/03 ........................             30,900

Diversified Financial Services - 1.3%
        75,000   Citigroup, Inc., 7.25%
                   subordinated notes, due 10/1/10 ..........             80,156

Electric - Integrated - 5.0%
        25,000   Carolina Power & Light Co., 6.65%
                   senior notes, due 4/1/08 .................             25,375
       100,000   Nevada Power Co., 8.25%
                   notes, due 6/1/11+ .......................            108,000
                 PSEG Power L.L.C.:
       100,000     6.875%, senior notes, due 4/15/06+ .......            103,500
        65,000     7.75%, senior notes, due 4/15/11+ ........             69,387

                                                                         306,262

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  43

Janus Adviser Flexible Income Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Auto Loans - 2.6%
                 Ford Motor Credit Co.:
$       55,000     5.75%, senior notes, due 2/23/04 .........     $       55,756
       100,000     6.875%, notes, due 2/1/06 ................            103,750

                                                                         159,506

Finance - Credit Card - 1.2%
        75,000   Capital One Bank, 6.50%
                   notes, due 7/30/04 .......................             75,563

Finance - Other Services - 1.6%
       100,000   Verizon Global Funding Corp., 5.75%
                   convertible notes, due 4/1/03 ............            100,620

Food - Diversified - 3.5%
                 Kellogg Co.:
        75,000     6.00%, notes, due 4/1/06 .................             75,844
       140,000     6.60%, notes, due 4/1/11 .................            141,050

                                                                         216,894

Food - Meat Products - 1.7%
       100,000   Hormel Foods Corp., 6.625%
                   notes, due 6/1/11+ .......................            101,750

Food - Retail - 7.4%
                 Delhaize America, Inc.:
        75,000     7.375%, notes, due 4/15/06+ ..............             79,219
        50,000     8.125%, notes, due 4/15/11+ ..............             54,250
                 Fred Meyer, Inc.:
        50,000     7.375%, company guaranteed
                   notes, due 3/1/05 ........................             52,687
        85,000     7.45%, company guaranteed
                   notes, due 3/1/08 ........................             90,419
        50,000   Kroger Co., 7.50%
                   senior notes, due 4/1/31 .................             51,750
         8,000   Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....              7,860
                 Safeway, Inc.:
        45,000     6.15%, notes, due 3/1/06 .................             45,900
        70,000     6.50%, notes, due 3/1/11 .................             70,350

                                                                         452,435

Foreign Government - 0.3%
        20,000   United Mexican States, 8.375%
                   notes, due 1/14/11 .......................             20,075

Leisure, Recreation and Gaming - 0.7%
        50,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....             45,625

Life and Health Insurance - 0.5%
        32,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................             32,920

Medical - HMO - 3.3%
        75,000   Health Net, Inc., 8.375%
                   senior notes, due 4/15/11+ ...............             77,062
        50,000   UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................             53,187
        70,000   Wellpoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .......................             70,875

                                                                         201,124

Medical - Hospitals - 5.0%
$        2,000   Columbia/HCA Healthcare Corp., 8.36%
                   debentures, due 4/15/24 ..................     $        1,935
                 HCA, Inc.:
        40,000     8.125%, notes, due 8/4/03 ................             41,400
        20,000     7.875%, senior notes, due 2/1/11+ ........             20,550
                 Tenet Healthcare Corp.:
        65,000     7.875%, senior notes, due 1/15/03 ........             66,625
       165,000     8.00%, senior notes, due 1/15/05 .........            173,663

                                                                         304,173

Medical Labs and Testing Services - 2.4%
                 Quest Diagnostics, Inc.:
        45,000     6.75%, senior notes, due 7/12/06 .........             45,394
       100,000     7.50%, notes, due 7/12/11 ................            102,875

                                                                         148,269

Multimedia - 5.8%
                 AOL Time Warner, Inc.:
        50,000     6.125%, notes, due 4/15/06 ...............             50,812
        10,000     8.18%, notes, due 8/15/07 ................             11,050
       125,000     7.25%, debentures, due 10/15/17 ..........            126,250
                 Viacom, Inc.:
       100,000     6.40%, company guaranteed
                   notes, due 1/30/06 .......................            103,125
        60,000     7.70%, company guaranteed
                   notes, due 7/30/10 .......................             65,175

                                                                         356,412

Networking Products - 0%
         4,000   Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(DELTA) ..........                400

Non-Hazardous Waste Disposal - 6.5%
        95,000   Allied Waste North America, Inc., 7.625%
                   company guaranteed notes, due 1/1/06 .....             94,287
                 Waste Management, Inc.:
        95,000     7.00%, senior notes, due 10/1/04 .........             98,088
        75,000     7.00%, notes, due 10/15/06 ...............             76,688
       125,000     7.375%, notes, due 8/1/10 ................            128,125

                                                                         397,188

Physical Therapy and Rehabilitation Centers - 1.7%
       100,000   HEALTHSOUTH Corp., 8.50%
                   senior notes, due 2/1/08 .................            102,750

Pipelines - 1.0%
        25,000   El Paso Corp., 7.80%
                   notes, due 8/1/31 ........................             25,438
                 Kinder Morgan Energy Partners, Inc.:
        10,000     6.75%, notes, due 3/15/11 ................             10,138
        25,000     7.40%, notes, due 3/15/31 ................             25,531

                                                                          61,107

Property and Casualty Insurance - 0%
         2,000   First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....              1,960

See Notes to Schedules of Investments.

44  Janus Adviser Series / July 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Recreational Centers - 1.6%
$      100,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..     $      100,000

Retail - Discount - 0.5%
        30,000   Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................             31,838

Savings/Loan/Thrifts - 2.1%
                 Golden State Holdings, Inc.:
        80,000     7.00%, senior notes, due 8/1/03 ..........             81,100
        50,000     7.125%, senior notes, due 8/1/05 .........             50,063

                                                                         131,163

Super-Regional Banks - 0.9%
        55,000   Wells Fargo & Co., 6.375%
                   notes, due 8/1/11 ........................             55,413

Telecommunication Services - 3.3%
                 Qwest Capital Funding, Inc.:
        90,000     5.875%, notes, due 8/3/04+ ...............             90,900
        75,000     6.25%, company guaranteed notes
                   due 7/15/05 ..............................             75,656
        35,000     7.625%, notes, due 8/3/21+ ...............             35,306

                                                                         201,862

Telephone - Integrated - 1.1%
        40,000   British Telecommunications PLC, 7.875%
                   notes, due 12/15/05(OMEGA) ...............             42,950
        25,000   WorldCom, Inc., 6.50%
                   notes, due 5/15/04 .......................             25,469

                                                                          68,419

Television - 1.0%
        12,000   Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07 ................             12,480
        50,000   Univision Communications, Inc., 7.85%
                   notes, due 7/15/11+ ......................             51,563

                                                                          64,043

Web Hosting/Design - 0%
         5,000   Equinix, Inc., 13.00%
                   senior notes, due 12/1/07 ................              2,150
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,964,962) .....................          4,037,300
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Savings/Loan/Thrifts - 0.1%
           142   Chevy Chase Savings Bank, 13.00%
                   (cost $4,225) ............................              3,763
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
             4   Ono Finance PLC - expires 5/31/09*,+ .......                120

Telephone - Integrated - 0%
             1   Versatel Telecom B.V. - expires 5/15/08* ...                  2

Web Hosting/Design - 0%
             5   Equinix, Inc. - expires 12/1/07* ...........                125
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                247
--------------------------------------------------------------------------------
U.S. Government Obligations - 31.4%
U.S. Government Agencies - 21.1%
                 Fannie Mae:
$       60,000     5.50%, due 5/2/06 ........................     $       60,975
        65,000     5.25%, due 6/15/06 .......................             65,325
       605,000     6.25%, due 2/1/11 ........................            619,369
       235,000     6.00%, due 5/15/11 .......................            239,112
       300,000     6.625%, due 11/15/30 .....................            312,375

                                                                       1,297,156

U.S. Treasury Notes/Bonds - 10.3%
       235,000     4.625%, due 5/15/06 ......................            236,090
        75,000     5.00%, due 2/15/11 .......................             74,783
       295,000     6.25%, due 5/15/30 .......................            323,462

                                                                         634,335
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $1,900,893) .........          1,931,491
--------------------------------------------------------------------------------
Total Investments (total cost $5,870,080) - 97.0% ...........          5,972,801
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.0%            185,741
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    6,158,542
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Mexico                                            0.3%           $        20,075
Netherlands                                         0%                         2
United Kingdom                                    0.7%                    43,070
United States                                    99.0%                 5,909,654
--------------------------------------------------------------------------------
Total                                           100.0%           $     5,972,801

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  45

Janus Adviser Money Market Fund

[PHOTO]
Sharon Pichler
portfolio manager

For the 12 months ended July 31, 2001, Janus Adviser Money Market Fund returned 4.99%. The seven-day current yield for the same period was 3.18%.(1)

In January, 2001, the U.S. economy was in the early stages of a decline. Though the slowdown was not surprising due to the Fed's three rate hikes in 2000, the rapidity and depth was. The once red-hot economy seemed to go into a deep freeze and fears of inflation were quickly replaced by fears of a recession.

Although an erosion in consumer and business confidence, high energy costs, and weakness in capital spending and manufacturing prompted the Fed to cut interest rates by a full percentage point in January, the central bankers were only getting started. They remained in an easing mode through the remainder of the period, reducing rates four more times for a total of two and three-quarter percentage points.

The Fund's emphasis on liquidity worked to our advantage during this volatile environment. For example, when interest rates were rising, we focused on securities at the shorter end of our maturity spectrum in order to take advantage of higher yields. However, upon recognizing the potential for rate reductions late in 2000, we increased our exposure to longer-term securities, helping to keep the yield on the Fund at higher levels despite declining rates.

One of many negative consequences of a deteriorating economy like that which we are experiencing today is credit dislocation. Weakening economic conditions can make it difficult for companies to maintain interest coverage ratios and profit margins. Although we've trimmed our exposure to a few names in the Fund based on concerns surrounding credit quality, in general, we are extremely confident in our holdings. Meanwhile, we remain vigilant in our attempt to seek out and invest only in those investments with the highest credit ratings.

Looking ahead, economists are divided in their opinion as to whether additional rate cuts may be necessary to avoid a recession. Regardless, we strive to remain flexible in our ability to react to the market while keeping our focus on the Fund's goals - liquidity and capital stability.

Thank you for your continued investment in Janus Adviser Money Market Fund.

Average Annual Total Return(2)
For the Periods Ended July 31, 2001
--------------------------------------------------------------------------------
  1 Year                                                                   4.99%
  5 Year                                                                   4.66%
  From Inception Date of Predecessor Fund 5/1/95                           4.58%
  Seven-Day Current Yield                                                  3.18%
--------------------------------------------------------------------------------
DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER THAN THE FIGURES SHOWN. CALL (877-33-JANUS OR 335-2687) OR VISIT JANUS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

(1)  All returns reflect reinvested dividends.

(2) The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return. Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

46  Janus Adviser Series / July 31, 2001

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Notes - 10.1%
$      600,000   AT&T Corp.
                   3.85%, 9/7/01 ............................     $      597,626
       500,000   General Motors Acceptance Corp.
                   5.35%, 12/7/01 ...........................            501,152
       500,000   Qwest Corp.
                   4.10%, 9/4/01 ............................            498,064
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $1,596,842) ..........          1,596,842
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 46.8%
       650,000   Advocare of South Carolina, Inc.
                   3.83%, 6/1/17 ............................            650,000
       100,000   Arapahoe County, Colorado Industrial
                   Development Revenue, (Cottrell), Series B
                   3.94%, 10/1/19 ...........................            100,000
       900,000   Asset Partners, Inc.
                   3.94%, 11/1/27 ...........................            900,000
       310,000   Breckenridge Terrace L.L.C.
                   3.84%, 5/1/39 ............................            310,000
                 California Infrastructure and Economic
                   Development Bank Industrial
                   Revenue, Series B:
       520,000     3.89%, 4/1/24 ............................            520,000
       135,000     3.94%, 10/1/26 ...........................            135,000
       300,000   Capel, Inc.
                   3.83%, 9/1/09 ............................            300,000
       495,000   Colorado Housing and Finance Authority
                   Economic Development Revenue
                   (White Wave, Inc. Project), Series B
                   3.94%, 10/1/18 ...........................            495,000
       350,000   Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing L.L.C.)
                   Series A, 3.84%, 7/1/35 ..................            350,000
     1,000,000   Decatur Highway Church of Christ
                   3.83%, 8/1/15 ............................          1,000,000
       250,000   Fox Valley Ice Arena L.L.C.
                   3.92%, 7/1/27 ............................            250,000
       190,000   Medical Properties, Inc.
                   (Dakota Clinic Project)
                   3.96%, 12/22/24 ..........................            190,000
       500,000   Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A
                   3.86%, 9/1/14 ............................            500,000
       880,000   New Jersey Economic Development
                   Authority Revenue, (Four Woodbury Project)
                   Series B, 4.12%, 5/1/31 ..................            880,000
       130,000   New York City, New York Industrial
                   Development Agency
                   (G.A.F. Seelig, Inc. Project)
                   3.93%, 7/1/03 ............................            130,000
       160,000   Phoenix, Illinois Realty Special Account
                   Multifamily Revenue, (Brightons Mark)
                   4.21%, 4/1/20 ............................            160,000
$      300,000   Saint Joseph, Missouri Industrial
                   Development Authority Revenue
                   (Albaugh, Inc. Project)
                   Series B, 4.36%, 11/1/19 .................     $      300,000
       200,000   West Covia, California Public Financing
                   Authority Tax Allocation Revenue
                   3.92%, 11/1/29 ...........................            200,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $7,370,000) ..          7,370,000
--------------------------------------------------------------------------------
Floating Rate Notes - 4.4%
       700,000   Textron Financial Corp.
                   4.40625%, 5/28/02+ (cost $701,439) .......            701,439
--------------------------------------------------------------------------------
U.S. Government Agency - 3.2%
       500,000   Federal Farm Credit Bank
                   6.00%, 10/1/01 (cost $500,591) ...........            500,591
--------------------------------------------------------------------------------
Repurchase Agreements - 22.6%
     1,070,000   ABN AMRO Securities, Inc., 3.93%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $1,070,117
                   collateralized by $1,512,419 in
                   U.S. Government Agencies
                   zero coupon-13.545%, 5/15/06-6/25/31
                   with a value of $1,091,400 ...............          1,070,000
     2,500,000   Deutsche Bank Securities, Inc., 3.93%
                   dated 7/31/01, maturing 8/1/01
                   to be repurchased at $2,500,273
                   collateralized by $5,244,011 in
                   U.S. Government Agencies
                   zero coupon-13.25%, 8/2/01-7/15/31
                   with a value of $2,550,002 ...............          2,500,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $3,570,000) ...............          3,570,000
--------------------------------------------------------------------------------
Total Investments (total cost $13,738,872) - 87.1% ..........         13,738,872
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 12.9%         2,026,175
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   15,765,047
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Adviser Series / July 31, 2001  47

Statements of Assets & Liabilities

                                                                                  Janus Adviser  Janus Adviser
                                                                     Janus Adviser  Aggressive      Capital    Janus Adviser
As of July 31, 2001                                                     Growth        Growth     Appreciation    Balanced
(all numbers in thousands except net asset value per share)              Fund          Fund          Fund          Fund
----------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                 $  269,814    $  365,759    $  250,290    $  528,974

  Investments at value:                                               $  265,980    $  336,769    $  230,016    $  525,101
    Cash                                                                   1,345           172           291         3,683
    Receivables:
      Investments sold                                                       706         2,791            --         1,057
      Fund shares sold                                                     1,374         1,198           894           870
      Dividends                                                               99            60            45           165
      Interest                                                                 3             2             7         3,949
      Due from Advisor                                                        --            --            --            --
    Other assets                                                               1            --             1             1
    Forward currency contracts                                                31            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                                             269,539       340,992       231,254       534,826
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  3,493         3,730            --         3,148
    Fund shares repurchased                                                  711         1,174           161           468
    Advisory fees                                                            139           126           117           281
  Accrued expenses                                                           164           285           170           290
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                          4,507         5,315           448         4,187
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                            $  265,032    $  335,677    $  230,806    $  530,639
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)       11,454        13,593        10,209        22,629
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                             $    23.14    $    24.70    $    22.61    $    23.45
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

48  Janus Adviser Series / July 31, 2001

                                                                         Janus         Janus         Janus
                                                                        Adviser       Adviser       Adviser
                                                                         Equity      Growth and    Strategic   Janus Adviser
As of July 31, 2001                                                      Income        Income        Value     International
(all numbers in thousands except net asset value per share)               Fund          Fund          Fund          Fund
----------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                 $    7,297    $   35,509    $    5,259    $  477,032

  Investments at value:                                               $    7,168    $   34,685    $    5,217    $  426,130
    Cash                                                                      14           100            26           309
    Receivables:
      Investments sold                                                       100            46            42         2,622
      Fund shares sold                                                        31           366            --         4,050
      Dividends                                                                3            10             1           300
      Interest                                                                 3            49             1             5
      Due from Advisor                                                        --            --            --            --
    Other assets                                                              --            --            --             1
    Forward currency contracts                                                --            --            --         1,090
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                                               7,319        35,256         5,287       434,507
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                    129           544            --         3,058
    Fund shares repurchased                                                    7            42            --           641
    Advisory fees                                                             11            16             3           232
  Accrued expenses                                                            38            46            29           277
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                            185           648            32         4,208
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                            $    7,134    $   34,608    $    5,255    $  430,299
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)          419         2,222           592        16,684
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                             $    17.02    $    15.57    $     8.88    $    25.79
--------------------------------------------------------------------------------------------------------------------------

                                                                                      Janus         Janus         Janus
                                                                                     Adviser       Adviser       Adviser
                                                                    Janus Adviser     Global       Flexible       Money
As of July 31, 2001                                                   Worldwide       Value         Income        Market
(all numbers in thousands except net asset value per share)              Fund          Fund          Fund          Fund
--------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                 $1,006,984    $    1,875    $    5,870    $   13,739

  Investments at value:                                               $  975,605    $    1,836    $    5,973    $   13,739
    Cash                                                                     862           151            67             5
    Receivables:
      Investments sold                                                     4,702            --           194            --
      Fund shares sold                                                     2,206            --            14         2,146
      Dividends                                                              833             1            --            --
      Interest                                                                 5            --           109            48
      Due from Advisor                                                        --            12             4             3
    Other assets                                                               2            --             1            --
    Forward currency contracts                                             1,599            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                                             985,814         2,000         6,362        15,941
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 29,207            --           165            --
    Fund shares repurchased                                                5,512            --             3           139
    Advisory fees                                                            497             1             3             3
  Accrued expenses                                                           631            18            32            34
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                         35,847            19           203           176
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                            $  949,967    $    1,981    $    6,159    $   15,765
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)       30,375           202           517        15,765
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                             $    31.27    $     9.82    $    11.91    $     1.00
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Adviser Series / July 31, 2001  49

Statements of Operations

                                                                                          Janus Adviser  Janus Adviser
                                                                           Janus Adviser   Aggressive      Capital
For the fiscal year or period ended July 31, 2001                             Growth         Growth      Appreciation
(all numbers in thousands)                                                     Fund           Fund           Fund
----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                  $   1,788      $   1,559      $   3,180
  Dividends                                                                     1,035            271            829
  Foreign tax withheld                                                           (20)             --           (16)
-------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                         2,803          1,830          3,993
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                 1,607          2,285          1,170
  Transfer agent expenses                                                           4              4              3
  Registration fees                                                               103            190            121
  System fees                                                                      12             12             11
  Custodian fees                                                                   56             49             25
  Audit fees                                                                        8              8              8
  Distribution fees                                                               618            879            450
  Administrative fees                                                             618            879            450
  Other expenses                                                                   26             31             23
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                  3,052          4,337          2,261
-------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                           (8)           (13)            (9)
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                    3,044          4,324          2,252
-------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                    (152)          (246)          (128)
-------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                2,892          4,078          2,124
-------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                     (89)        (2,248)          1,869
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                      (37,803)      (166,477)       (32,521)
  Net realized gain/(loss) from foreign currency transactions                     712             --             --
  Change in net unrealized appreciation or depreciation of
    investments and foreign currency                                          (3,802)       (28,990)       (20,274)
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                       (40,893)      (195,467)       (52,795)
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             $(40,982)     $(197,715)      $(50,926)
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

50  Janus Adviser Series / July 31, 2001

                                                                                         Janus Adviser  Janus Adviser
                                                                           Janus Adviser     Equity       Growth and
For the fiscal year or period ended July 31, 2001                            Balanced        Income         Income
(all numbers in thousands)                                                     Fund           Fund           Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                  $  10,770      $      33      $     329
  Dividends                                                                     1,637             38            137
  Foreign tax withheld                                                            (9)             --            (2)
-------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                        12,398             71            464
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                 2,187             26            148
  Transfer agent expenses                                                           3              2              3
  Registration fees                                                               127             79             90
  System fees                                                                      13              9              9
  Custodian fees                                                                   59             32             38
  Audit fees                                                                        7              8              7
  Distribution fees                                                               841             10             57
  Administrative fees                                                             841             10             57
  Other expenses                                                                   21             26             16
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                  4,099            202            425
-------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                          (11)             --            (1)
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                    4,088            202            424
-------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                    (152)          (132)           (78)
-------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                3,936             70            346
-------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                    8,462              1            118
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                      (13,832)          (300)        (2,255)
  Net realized gain/(loss) from foreign currency transactions                    (28)              1             --
  Change in net unrealized appreciation or depreciation of
    investments and foreign currency                                          (3,872)          (130)          (823)
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                       (17,732)          (429)        (3,078)
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             $ (9,270)      $   (428)      $ (2,960)
-------------------------------------------------------------------------------------------------------------------

                                                                          Janus Adviser
                                                                            Strategic    Janus Adviser  Janus Adviser
For the fiscal year or period ended July 31, 2001                             Value      International    Worldwide
(all numbers in thousands)                                                     Fund           Fund           Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                  $       8      $   3,507      $   7,142
  Dividends                                                                        56          3,011          6,337
  Foreign tax withheld                                                            (1)          (272)          (528)
-------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                            63          6,246         12,951
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                    33          1,851          4,530
  Transfer agent expenses                                                           3              4              6
  Registration fees                                                                67            192            314
  System fees                                                                       9             12             14
  Custodian fees                                                                   28            217            296
  Audit fees                                                                        6             12             12
  Distribution fees                                                                13            712          1,742
  Administrative fees                                                              13            712          1,742
  Other expenses                                                                   14             29             25
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                    186          3,741          8,681
-------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                            --            (4)           (15)
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                      186          3,737          8,666
-------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                     (97)          (206)          (304)
-------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                   89          3,531          8,362
-------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                     (26)          2,715          4,589
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                         (558)       (54,983)      (110,936)
  Net realized gain/(loss) from foreign currency transactions                      --          5,754         11,934
  Change in net unrealized appreciation or depreciation of
    investments and foreign currency                                             (41)       (49,812)       (29,779)
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                          (599)       (99,041)      (128,781)
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             $   (625)      $(96,326)     $(124,192)
-------------------------------------------------------------------------------------------------------------------

                                                                          Janus Adviser  Janus Adviser  Janus Adviser
                                                                             Global         Flexible        Money
For the fiscal year or period ended July 31, 2001                             Value          Income         Market
(all numbers in thousands)                                                   Fund(1)          Fund           Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                  $       9      $     180      $     568
  Dividends                                                                         2              1             --
  Foreign tax withheld                                                             --             --             --
-------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                            11            181            568
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                     3             18             26
  Transfer agent expenses                                                           1              2              3
  Registration fees                                                                26             80             76
  System fees                                                                       2              8              9
  Custodian fees                                                                   11             28              4
  Audit fees                                                                        6              8              7
  Distribution fees                                                                 1              7             26
  Administrative fees                                                               1              7             26
  Other expenses                                                                    1             21             10
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                     52            179            187
-------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                            --             --             --
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                       52            179            187
-------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                     (43)          (146)           (99)
-------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                    9             33             88
-------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                        2            148            480
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                            --             16             --
  Net realized gain/(loss) from foreign currency transactions                      --             --             --
  Change in net unrealized appreciation or depreciation of
    investments and foreign currency                                             (39)            103             --
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                           (39)            119             --
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             $    (37)      $     267      $     480
-------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 2001 (inception) to July 31, 2001.

                                        Janus Adviser Series / July 31, 2001  51

Statements of Changes in Net Assets

                                                                                      Janus Adviser    Janus Adviser
                                                                     Janus Adviser     Aggressive        Capital       Janus Adviser
                                                                        Growth           Growth        Appreciation       Balanced
For the fiscal year or period ended July 31                              Fund             Fund             Fund             Fund
(all numbers in thousands)                                               2001             2001             2001             2001
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      (89)      $   (2,248)      $     1,869      $     8,462
  Net realized gain/(loss) from investment transactions                 (37,091)        (166,477)         (32,521)         (13,860)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                        (3,802)         (28,990)         (20,274)          (3,872)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (40,982)        (197,715)         (50,926)          (9,270)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                      --               --          (1,038)          (6,756)
  Dividends (in excess of net investment income)*                           (31)               --               --               --
  Net realized gain from investment transactions*                             --               --               --               --
  Dividends (in excess of net realized gain from investments)*                --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (31)               --          (1,038)          (6,756)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            225,006          423,567          202,436          492,036
  Shares transferred(2)                                                  156,824          238,484          109,598          131,099
  Reinvested dividends and distributions                                      31               --            1,024            6,754
  Shares repurchased                                                    (75,816)        (128,659)         (30,288)         (83,224)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  306,045          533,392          282,770          546,665
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    265,032          335,677          230,806          530,639
Net Assets:
  Beginning of period(2)                                                      --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $   265,032      $   335,677      $   230,806      $   530,639
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                            $   305,947      $   534,092      $   282,770      $   546,687
  Undistributed net investment income/(loss)                                  --               --              831            1,623
  Undistributed net realized gain/(loss) from investments               (37,113)        (169,425)         (32,521)         (13,799)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                        (3,802)         (28,990)         (20,274)          (3,872)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     $   265,032      $   335,677      $   230,806      $   530,639
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              8,192           11,700            7,548           20,200
  Shares transferred(2)                                                    6,143            5,956            3,780            5,575
  Reinvested dividends and distributions                                       1               --               38              284
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                     14,336           17,656           11,366           26,059
-----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (2,882)          (4,063)          (1,157)          (3,430)
Net Increase/(Decrease) in Fund Shares                                    11,454           13,593           10,209           22,629
Shares Outstanding, Beginning of Period(2)                                    --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         11,454           13,593           10,209           22,629
-----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                            $   232,109      $   546,251      $   223,121      $   468,709
  Proceeds from sales of securities                                       92,051          257,472           73,038          184,255
  Purchases of long-term U.S. government obligations                          --               --               --          210,401
  Proceeds from sales of long-term U.S. government obligations                --               --               --          141,348

(1)  Period May 1, 2001 (inception) to July 31, 2001.

(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser
     Strategic Value and Janus Adviser Global Value Fund). All Capital and
     Shares were transferred to the corresponding fund of the newly formed Janus
     Adviser Series. See Note 1 in Notes to Financial Statements.

For Janus Aspen Series prior period Statement of Changes please see page 54-57.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

52  Janus Adviser Series / July 31, 2001

                                                                    Janus Adviser    Janus Adviser    Janus Adviser
                                                                        Equity         Growth and       Strategic      Janus Adviser
                                                                        Income           Income           Value        International
For the fiscal year or period ended July 31                              Fund             Fund             Fund             Fund
(all numbers in thousands)                                               2001             2001             2001             2001
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $         1      $       118      $      (26)      $     2,715
  Net realized gain/(loss) from investment transactions                    (299)          (2,255)            (558)         (49,229)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                          (130)            (823)             (41)         (49,812)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            (428)          (2,960)            (625)         (96,326)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     (1)             (71)               --            (667)
  Dividends (in excess of net investment income)*                            (7)               --               --               --
  Net realized gain from investment transactions*                             --               --               --               --
  Dividends (in excess of net realized gain from investments)*              (53)               --               --            (665)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (61)             (71)               --          (1,332)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              9,636           27,538            5,994          809,486
  Shares transferred(2)                                                    1,184           16,019              N/A           41,134
  Reinvested dividends and distributions                                      61               68               --            1,298
  Shares repurchased                                                     (3,258)          (5,986)            (114)        (323,961)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    7,623           37,639            5,880          527,957
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      7,134           34,608            5,255          430,299
Net Assets:
  Beginning of period(2)                                                      --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $     7,134      $    34,608      $     5,255      $   430,299
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                            $     7,617      $    37,642      $     5,854      $   527,981
  Undistributed net investment income/(loss)                                  --               47               --            1,986
  Undistributed net realized gain/(loss) from investments                  (353)          (2,258)            (558)         (49,856)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                          (130)            (823)             (41)         (49,812)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     $     7,134      $    34,608      $     5,255      $   430,299
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                532            1,645              604           26,779
  Shares transferred(2)                                                       69              928              N/A            1,303
  Reinvested dividends and distributions                                       3                4               --               41
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                        604            2,577              604           28,123
-----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                       (185)            (355)             (12)         (11,439)
Net Increase/(Decrease) in Fund Shares                                       419            2,222              592           16,684
Shares Outstanding, Beginning of Period(2)                                    --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            419            2,222              592           16,684
-----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                            $     9,217      $    25,633      $     9,917      $   571,641
  Proceeds from sales of securities                                        3,910            9,433            4,301          152,943
  Purchases of long-term U.S. government obligations                         173            1,434               --               --
  Proceeds from sales of long-term U.S. government obligations                68              481               --               --

                                                                                    Janus Adviser     Janus Adviser   Janus Adviser
                                                                    Janus Adviser       Global           Flexible          Money
                                                                      Worldwide         Value             Income           Market
For the fiscal year or period ended July 31                              Fund            Fund              Fund             Fund
(all numbers in thousands)                                               2001           2001(1)            2001             2001
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     4,589      $         2      $       148      $       480
  Net realized gain/(loss) from investment transactions                 (99,002)               --               16               --
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                       (29,779)             (39)              103               --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (124,192)             (37)              267              480
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (3,041)               --            (148)            (480)
  Dividends (in excess of net investment income)*                             --               --               --               --
  Net realized gain from investment transactions*                             --               --               --               --
  Dividends (in excess of net realized gain from investments)*                --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (3,041)               --            (148)            (480)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          1,106,632            2,018           11,963           42,764
  Shares transferred(2)                                                  307,422              N/A              822            6,652
  Reinvested dividends and distributions                                   3,020               --              144              469
  Shares repurchased                                                   (339,874)               --          (6,889)         (34,120)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                1,077,200            2,018            6,040           15,765
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    949,967            1,981            6,159           15,765
Net Assets:
  Beginning of period(2)                                                      --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $   949,967      $     1,981      $     6,159      $    15,765
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                            $ 1,077,488      $     2,018      $     6,040      $    15,765
  Undistributed net investment income/(loss)                               1,418                2               --               --
  Undistributed net realized gain/(loss) from investments               (99,160)               --               16               --
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                       (29,779)             (39)              103               --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     $   949,967      $     1,981      $     6,159      $    15,765
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             30,495              202            1,021           42,764
  Shares transferred(2)                                                    9,383              N/A               71            6,652
  Reinvested dividends and distributions                                      82               --               12              469
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                     39,960              202            1,104           49,885
-----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (9,585)               --            (587)         (34,120)
Net Increase/(Decrease) in Fund Shares                                    30,375              202              517           15,765
Shares Outstanding, Beginning of Period(2)                                    --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         30,375              202              517           15,765
-----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                            $ 1,110,618      $     1,425      $     8,601               --
  Proceeds from sales of securities                                      416,608               --            5,197               --
  Purchases of long-term U.S. government obligations                          --               --            7,646               --
  Proceeds from sales of long-term U.S. government obligations                --               --            6,046               --

(1)  Period May 1, 2001 (inception) to July 31, 2001.

(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

For Janus Aspen Series prior period Statement of Changes please see page 54-57.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Adviser Series / July 31, 2001  53

                                                                          Janus Aspen
For the seven months ended July 31, 2000                                    Growth
and for the fiscal year ended December 31                                  Portfolio
(all numbers in thousands)                                          2000(1)          1999
---------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      4,048    $      5,209
  Net realized gain/(loss) from investment transactions               161,647         155,359
Change in unrealized net appreciation or depreciation of
  investments and foreign currency                                  (207,281)         582,872
---------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 (41,586)         743,440
---------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                               (4,744)         (4,543)
  Net realized gain from investment transactions                    (317,739)         (9,036)
---------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (322,483)        (13,579)
---------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            1,134,692       1,298,997
    Retirement Shares                                                 153,080          52,393
    Service Shares                                                     20,456              --
  Reinvested dividends and distributions
    Institutional Shares                                              307,095          13,566
    Retirement Shares                                                  14,214              13
    Service Shares                                                      1,174              --
  Shares repurchased
    Institutional Shares                                            (131,074)       (194,056)
    Retirement Shares                                                (19,033)         (2,358)
    Service Shares                                                       (71)              --
Net Increase/(Decrease) from Capital Share Transactions             1,480,533       1,168,555
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               1,116,464       1,898,416
---------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                               3,001,983       1,103,567
---------------------------------------------------------------------------------------------
  End of period                                                  $  4,118,447    $  3,001,983
---------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $  3,422,090    $  1,941,557
  Undistributed net investment income/(loss)                              168             864
  Undistributed net realized gain/(loss) from investments               (729)         155,363
Unrealized appreciation/(depreciation) of investments and
  foreign currency                                                    696,918         904,199
---------------------------------------------------------------------------------------------
                                                                 $  4,118,447    $  3,001,983
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          33,163          47,425
  Reinvested dividends and distributions                                9,811             486
---------------------------------------------------------------------------------------------
Total                                                                  42,974          47,911
---------------------------------------------------------------------------------------------
Shares Repurchased                                                    (3,862)         (7,339)
Net Increase/(Decrease) in Portfolio Shares                            39,112          40,572
Shares Outstanding, Beginning of Period                                87,457          46,885
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     126,569          87,457
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       4,483,356       1,844,663
  Reinvested dividends and distributions                              455,506             475
---------------------------------------------------------------------------------------------
Total                                                               4,938,862       1,845,138
---------------------------------------------------------------------------------------------
Shares Repurchased                                                  (560,239)        (81,361)
Net Increase/(Decrease) in Portfolio Shares                         4,378,623       1,763,777
Shares Outstanding, Beginning of Period                             1,764,531             754
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   6,143,154       1,764,531
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                         615,176              --
  Reinvested dividends and distributions                               37,963              --
---------------------------------------------------------------------------------------------
Total                                                                 653,139              --
---------------------------------------------------------------------------------------------
Shares Repurchased                                                    (2,154)              --
Net Increase/(Decrease) in Portfolio Shares                           650,985              --
Shares Outstanding, Beginning of Period                                    --              --
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     650,985              --
---------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                        $  2,016,800    $  1,792,760
  Proceeds from sales of securities                                   911,315         845,225
  Purchases of long-term U.S. government obligations                       --              --
  Proceeds from sales of long-term U.S. government obligations             --              --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement
     Shares were transferred to the corresponding fund of the newly formed Janus
     Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July
     31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.

See Notes to Financial Statements.

54  Janus Adviser Series / July 31, 2001

                                                                          Janus Aspen                      Janus Aspen
For the seven months ended July 31, 2000                               Aggressive Growth              Capital Appreciation
and for the fiscal year ended December 31                                  Portfolio                        Portfolio
(all numbers in thousands)                                          2000(1)          1999           2000(1)          1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $   (11,702)    $    (7,523)    $      8,677    $      1,957
  Net realized gain/(loss) from investment transactions               113,714         392,796        (17,648)           3,659
Change in unrealized net appreciation or depreciation of
  investments and foreign currency                                  (374,262)       1,148,333        (74,429)         169,996
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                (272,250)       1,533,606        (83,400)         175,612
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                    --              --         (9,094)         (1,635)
  Net realized gain from investment transactions                    (545,272)        (52,162)           (585)              --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (545,272)        (52,162)         (9,679)         (1,635)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            2,069,314       1,695,094         505,957         425,454
    Retirement Shares                                                 314,482          34,652         108,622          21,310
    Service Shares                                                     45,819              --         449,981              --
  Reinvested dividends and distributions
    Institutional Shares                                              512,417          52,029           7,779           1,635
    Retirement Shares                                                  29,624             133             427              --
    Service Shares                                                      3,231              --           1,473              --
  Shares repurchased
    Institutional Shares                                            (481,091)       (665,828)        (41,578)        (44,052)
    Retirement Shares                                                (38,550)         (2,937)         (6,785)         (2,391)
    Service Shares                                                      (546)              --        (24,609)              --
Net Increase/(Decrease) from Capital Share Transactions             2,454,700       1,113,143       1,001,267         401,956
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               1,637,178       2,594,587         908,188         575,933
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                               3,367,547         772,960         650,140          74,207
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                  $  5,004,725    $  3,367,547    $  1,558,328    $    650,140
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $  4,043,097    $  1,588,397    $  1,461,171    $    459,904
  Undistributed net investment income/(loss)                         (11,704)             (2)            (61)             356
  Undistributed net realized gain/(loss) from investments            (48,332)         383,226        (18,521)           (288)
Unrealized appreciation/(depreciation) of investments and
  foreign currency                                                  1,021,664       1,395,926         115,739         190,168
-----------------------------------------------------------------------------------------------------------------------------
                                                                 $  5,004,725    $  3,367,547    $  1,558,328    $    650,140
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          32,727          45,266          15,094          16,966
  Reinvested dividends and distributions                                9,599           1,555             249              55
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                  42,326          46,821          15,343          17,021
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (7,875)        (19,177)         (1,253)         (1,847)
Net Increase/(Decrease) in Portfolio Shares                            34,451          27,644          14,090          15,174
Shares Outstanding, Beginning of Period                                55,608          27,964          18,894           3,720
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      90,059          55,608          32,984          18,894
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       5,216,843         872,484       3,260,486         805,168
  Reinvested dividends and distributions                              566,408           4,023          13,809              --
-----------------------------------------------------------------------------------------------------------------------------
Total                                                               5,783,251         876,507       3,274,295         805,168
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                  (640,402)        (63,544)       (207,295)        (93,123)
Net Increase/(Decrease) in Portfolio Shares                         5,142,849         812,963       3,067,000         712,045
Shares Outstanding, Beginning of Period                               813,583             620         713,045           1,000
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   5,956,432         813,583       3,780,045         713,045
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                         810,743              --      13,687,135              --
  Reinvested dividends and distributions                               61,521              --          47,959              --
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                 872,264              --      13,735,094              --
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (9,753)              --       (775,084)              --
Net Increase/(Decrease) in Portfolio Shares                           862,511              --      12,960,010              --
Shares Outstanding, Beginning of Period                                    --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     862,511              --      12,960,010              --
-----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                        $  3,947,537    $  2,594,856    $    579,385    $    380,037
  Proceeds from sales of securities                                 2,135,239       1,580,979          57,785         105,924
  Purchases of long-term U.S. government obligations                       --              --              --              --
  Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                           Janus Aspen                     Janus Aspen
For the seven months ended July 31, 2000                                    Balanced                      Equity Income
and for the fiscal year ended December 31                                   Portfolio                       Portfolio
(all numbers in thousands)                                          2000(1)          1999           2000(1)          1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     53,501    $     46,012    $         18    $         45
  Net realized gain/(loss) from investment transactions                95,334         180,516           2,259           2,279
Change in unrealized net appreciation or depreciation of
  investments and foreign currency                                  (172,106)         185,339         (2,763)           2,881
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 (23,271)         411,867           (486)           5,205
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                              (57,472)        (42,435)            (29)            (38)
  Net realized gain from investment transactions                    (275,658)              --         (4,560)            (59)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (333,130)        (42,435)         (4,589)            (97)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                              748,818       1,279,277           3,214           9,006
    Retirement Shares                                                 110,748          34,954           1,097             382
    Service Shares                                                     13,835              --              87              --
  Reinvested dividends and distributions
    Institutional Shares                                              319,930          41,850           4,230              97
    Retirement Shares                                                  12,399             585             346              --
    Service Shares                                                        801              --              13              --
  Shares repurchased
    Institutional Shares                                             (47,202)       (112,729)         (4,854)         (4,176)
    Retirement Shares                                                (22,210)         (6,449)           (169)            (15)
    Service Shares                                                      (164)              --             (1)              --
Net Increase/(Decrease) from Capital Share Transactions             1,136,955       1,237,488           3,963           5,294
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 780,554       1,606,920         (1,112)          10,402
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                               2,506,677         899,757          19,439           9,037
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                  $  3,287,231    $  2,506,677    $     18,327    $     19,439
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $  3,080,279    $  1,943,324    $     15,855    $     11,892
  Undistributed net investment income/(loss)                              133           4,104              --              11
  Undistributed net realized gain/(loss) from investments             (1,030)         179,294            (23)           2,278
Unrealized appreciation/(depreciation) of investments and
  foreign currency                                                    207,849         379,955           2,495           5,258
-----------------------------------------------------------------------------------------------------------------------------
                                                                 $  3,287,231    $  2,506,677    $     18,327    $     19,439
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          26,931          51,595             120             405
  Reinvested dividends and distributions                               12,517           1,581             196               4
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                  39,448          53,176             316             409
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (1,686)         (4,522)           (179)           (179)
Net Increase/(Decrease) in Portfolio Shares                            37,762          48,654             137             230
Shares Outstanding, Beginning of Period                                87,880          39,226             695             465
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     125,642          87,880             832             695
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       3,981,022       1,385,492          41,626          16,783
  Reinvested dividends and distributions                              482,655          22,009          16,227               5
-----------------------------------------------------------------------------------------------------------------------------
Total                                                               4,463,677       1,407,501          57,853          16,788
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                  (800,179)       (259,945)         (6,486)           (662)
Net Increase/(Decrease) in Portfolio Shares                         3,663,498       1,147,556          51,367          16,126
Shares Outstanding, Beginning of Period                             1,911,699         764,143          17,139           1,013
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   5,575,197       1,911,699          68,506          17,139
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                         506,596              --           3,591              --
  Reinvested dividends and distributions                               30,943              --             630              --
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                 537,539              --           4,221              --
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (5,872)              --             (2)              --
Net Increase/(Decrease) in Portfolio Shares                           531,667              --           4,219              --
Shares Outstanding, Beginning of Period                                    --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     531,667              --           4,219              --
-----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                        $  1,320,748    $  2,132,273    $      8,613    $     20,547
  Proceeds from sales of securities                                   916,905       1,209,464          10,097          16,287
  Purchases of long-term U.S. government obligations                  226,587         479,559              --              --
  Proceeds from sales of long-term U.S. government obligations          8,386         199,818              --              --

                                                                           Janus Aspen
For the seven months ended July 31, 2000                                Growth and Income
and for the fiscal year ended December 31                                   Portfolio
(all numbers in thousands)                                          2000(1)          1999
---------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $        601    $        165
  Net realized gain/(loss) from investment transactions               (1,428)           2,395
Change in unrealized net appreciation or depreciation of
  investments and foreign currency                                    (7,258)          22,577
---------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  (8,085)          25,137
---------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                 (666)           (137)
  Net realized gain from investment transactions                      (2,330)              --
---------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (2,996)           (137)
---------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               64,398          59,997
    Retirement Shares                                                  13,780           6,207
    Service Shares                                                      4,896              --
  Reinvested dividends and distributions
    Institutional Shares                                                2,703             137
    Retirement Shares                                                     238              --
    Service Shares                                                         56              --
  Shares repurchased
    Institutional Shares                                              (7,685)         (5,500)
    Retirement Shares                                                 (1,930)           (804)
    Service Shares                                                       (25)              --
Net Increase/(Decrease) from Capital Share Transactions                76,431          60,037
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  65,350          85,037
---------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                  91,462           6,425
---------------------------------------------------------------------------------------------
  End of period                                                  $    156,812    $     91,462
---------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $    142,005    $     65,574
  Undistributed net investment income/(loss)                             (35)              30
  Undistributed net realized gain/(loss) from investments             (1,482)           2,276
Unrealized appreciation/(depreciation) of investments and
  foreign currency                                                     16,324          23,582
---------------------------------------------------------------------------------------------
                                                                 $    156,812    $     91,462
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           3,092           3,889
  Reinvested dividends and distributions                                  139               7
---------------------------------------------------------------------------------------------
Total                                                                   3,231           3,896
---------------------------------------------------------------------------------------------
Shares Repurchased                                                      (373)           (365)
Net Increase/(Decrease) in Portfolio Shares                             2,858           3,531
Shares Outstanding, Beginning of Period                                 4,067             536
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       6,925           4,067
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                         670,648         392,132
  Reinvested dividends and distributions                               12,309              --
---------------------------------------------------------------------------------------------
Total                                                                 682,957         392,132
---------------------------------------------------------------------------------------------
Shares Repurchased                                                   (92,538)        (55,446)
Net Increase/(Decrease) in Portfolio Shares                           590,419         336,686
Shares Outstanding, Beginning of Period                               337,686           1,000
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     928,105         337,686
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                         247,140              --
  Reinvested dividends and distributions                                2,893              --
---------------------------------------------------------------------------------------------
Total                                                                 250,033              --
---------------------------------------------------------------------------------------------
Shares Repurchased                                                    (1,218)              --
Net Increase/(Decrease) in Portfolio Shares                           248,815              --
Shares Outstanding, Beginning of Period                                    --              --
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     248,815              --
---------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                        $     79,359    $     60,532
  Proceeds from sales of securities                                    17,364          15,498
  Purchases of long-term U.S. government obligations                       --              --
  Proceeds from sales of long-term U.S. government obligations             --              --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.

                                        Janus Adviser Series / July 31, 2001  55

                                                                          Janus Aspen
For the seven months ended July 31, 2000                             International Growth
and for the fiscal year ended December 31                                  Portfolio
(all numbers in thousands)                                          2000(1)          1999
---------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     21,340    $      1,093
  Net realized gain/(loss) from investment transactions                63,817           9,375
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                (152,206)         333,771
---------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 (67,049)         344,239
---------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                              (21,513)         (1,019)
  Net realized gain from investment transactions                     (54,147)              --
---------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (75,660)         (1,019)
---------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            1,172,242         438,134
    Retirement Shares                                                  41,309          12,225
    Service Shares                                                    462,886              --
  Reinvested dividends and distributions
    Institutional Shares                                               59,132           1,018
    Retirement Shares                                                   2,047               1
    Service Shares                                                     14,481              --
  Shares repurchased
    Institutional Shares                                            (639,449)       (277,609)
    Retirement Shares                                                 (8,874)           (738)
    Service Shares                                                   (95,088)              --
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             1,008,686         173,031
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 865,977         516,251
Net Assets:
  Beginning of period                                                 827,378         311,127
---------------------------------------------------------------------------------------------
  End of period                                                  $  1,693,355    $    827,378
---------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $  1,454,929    $    446,243
  Undistributed net investment income/(loss)                              (4)             169
  Undistributed net realized gain/(loss) from investments               1,188         (8,482)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                              237,242         389,448
---------------------------------------------------------------------------------------------
                                                                 $  1,693,355    $    827,378
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          28,366          17,341
  Reinvested dividends and distributions                                1,612              44
---------------------------------------------------------------------------------------------
Total                                                                  29,978          17,385
---------------------------------------------------------------------------------------------
Shares Repurchased                                                   (15,759)        (11,053)
Net Increase/(Decrease) in Portfolio Shares                            14,219           6,332
Shares Outstanding, Beginning of Period                                20,955          14,623
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      35,174          20,955
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       1,025,887         466,618
  Reinvested dividends and distributions                               56,175              40
---------------------------------------------------------------------------------------------
Total                                                               1,082,062         466,658
---------------------------------------------------------------------------------------------
Shares Repurchased                                                  (220,009)        (26,923)
Net Increase/(Decrease) in Portfolio Shares                           862,053         439,735
Shares Outstanding, Beginning of Period                               440,543             808
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   1,302,596         440,543
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                      11,415,935              --
  Reinvested dividends and distributions                              399,919              --
---------------------------------------------------------------------------------------------
Total                                                              11,815,854              --
---------------------------------------------------------------------------------------------
Shares Repurchased                                                (2,384,123)              --
Net Increase/(Decrease) in Portfolio Shares                         9,431,731              --
Shares Outstanding, Beginning of Period                                    --              --
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   9,431,731              --
---------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                        $    939,721    $    446,784
  Proceeds from sales of securities                                   324,592         325,107
  Purchases of long-term U.S. government obligations                       --              --
  Proceeds from sales of long-term U.S. government obligations             --              --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement
     Shares were transferred to the corresponding fund of the newly formed Janus
     Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July
     31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.

See Notes to Financial Statements.

56  Janus Adviser Series / July 31, 2001

                                                                          Janus Aspen                     Janus Aspen
For the seven months ended July 31, 2000                               Worldwide Growth                 Flexible Income
and for the fiscal year ended December 31                                  Portfolio                       Portfolio
(all numbers in thousands)                                          2000(1)          1999           2000(1)          1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     23,064    $      7,750    $      8,126    $     11,300
  Net realized gain/(loss) from investment transactions               605,322         191,001         (4,583)         (3,338)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                (746,645)       2,184,175           (273)         (5,120)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                (118,259)       2,382,926           3,270           2,842
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                              (23,973)         (6,818)         (8,012)        (11,043)
  Net realized gain from investment transactions                    (703,192)              --              --           (977)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (727,165)         (6,818)         (8,012)        (12,020)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            3,005,920       2,167,550          49,633          92,026
    Retirement Shares                                                 329,800         137,824             324             872
    Service Shares                                                     24,016              --              79              --
  Reinvested dividends and distributions
    Institutional Shares                                              694,101           6,818           7,980          12,003
    Retirement Shares                                                  31,514              --              31              17
    Service Shares                                                      1,550              --               1              --
  Shares repurchased
    Institutional Shares                                            (733,902)       (898,433)        (29,346)        (37,764)
    Retirement Shares                                                (82,053)        (14,907)           (369)            (47)
    Service Shares                                                      (515)              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             3,270,431       1,398,852          28,333          67,107
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               2,425,007       3,774,960          23,591          57,929
Net Assets:
  Beginning of period                                               6,671,172       2,896,212         187,523         129,594
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                  $  9,096,179    $  6,671,172    $    211,114    $    187,523
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $  6,878,624    $  3,608,193    $    221,589    $    193,256
  Undistributed net investment income/(loss)                              163           1,072             506             392
  Undistributed net realized gain/(loss) from investments               6,600         104,470         (7,967)         (3,384)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                            2,210,792       2,957,437         (3,014)         (2,741)
-----------------------------------------------------------------------------------------------------------------------------
                                                                 $  9,096,179    $  6,671,172    $    211,114    $    187,523
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          60,532          62,563           4,348           7,752
  Reinvested dividends and distributions                               15,754             209             712           1,047
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                  76,286          62,772           5,060           8,799
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (14,843)        (26,096)         (2,568)         (3,192)
Net Increase/(Decrease) in Portfolio Shares                            61,443          36,676           2,492           5,607
Shares Outstanding, Beginning of Period                               136,049          99,373          16,357          10,750
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     197,492         136,049          18,849          16,357
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       6,658,751       3,868,907          27,606          73,392
  Reinvested dividends and distributions                              719,863              --           2,716           1,470
-----------------------------------------------------------------------------------------------------------------------------
Total                                                               7,378,614       3,868,907          30,322          74,862
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                (1,662,497)       (403,114)        (31,218)         (4,008)
Net Increase/(Decrease) in Portfolio Shares                         5,716,117       3,465,793           (896)          70,854
Shares Outstanding, Beginning of Period                             3,666,659         200,866          71,843             989
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   9,382,776       3,666,659          70,947          71,843
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                         504,720              --           6,980              --
  Reinvested dividends and distributions                               35,550              --              45              --
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                 540,270              --           7,025              --
-----------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (11,028)              --              --              --
Net Increase/(Decrease) in Portfolio Shares                           529,242              --           7,025              --
Shares Outstanding, Beginning of Period                                    --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     529,242              --           7,025              --
-----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                        $  3,996,198    $  3,549,960    $    130,080    $    203,810
  Proceeds from sales of securities                                 1,997,823       2,490,945         127,715         134,399
  Purchases of long-term U.S. government obligations                       --              --          62,263          21,790
  Proceeds from sales of long-term U.S. government obligations             --              --          45,943          35,724

                                                                         Janus Aspen
For the seven months ended July 31, 2000                                Money Market
and for the fiscal year ended December 31                                 Portfolio
(all numbers in thousands)                                         2000(1)           1999
---------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      2,281    $      2,717
  Net realized gain/(loss) from investment transactions                    --               3
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                       --              --
---------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    2,281           2,720
---------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                               (2,281)         (2,717)
  Net realized gain from investment transactions                           --             (3)
---------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (2,281)         (2,720)
---------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                              143,716         211,038
    Retirement Shares                                                  22,027           1,225
    Service Shares                                                         10              --
  Reinvested dividends and distributions
    Institutional Shares                                                2,126           2,713
    Retirement Shares                                                     152               7
    Service Shares                                                         --              --
  Shares repurchased
    Institutional Shares                                            (154,101)       (183,175)
    Retirement Shares                                                (16,648)            (90)
    Service Shares                                                         --              --
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (2,718)          31,718
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (2,718)          31,718
Net Assets:
  Beginning of period                                                  70,419          38,701
---------------------------------------------------------------------------------------------
  End of period                                                  $     67,701    $     70,419
---------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $     67,701    $     70,419
  Undistributed net investment income/(loss)                               --              --
  Undistributed net realized gain/(loss) from investments                  --              --
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                                   --              --
---------------------------------------------------------------------------------------------
                                                                 $     67,701    $     70,419
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                         143,716         211,038
  Reinvested dividends and distributions                                2,126           2,713
---------------------------------------------------------------------------------------------
Total                                                                 145,842         213,751
---------------------------------------------------------------------------------------------
Shares Repurchased                                                  (154,101)       (183,175)
Net Increase/(Decrease) in Portfolio Shares                           (8,259)          30,576
Shares Outstanding, Beginning of Period                                69,266          38,690
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      61,007          69,266
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                      22,027,482       1,224,357
  Reinvested dividends and distributions                              151,526           7,522
---------------------------------------------------------------------------------------------
Total                                                              22,179,008       1,231,879
---------------------------------------------------------------------------------------------
Shares Repurchased                                                         --        (89,650)
Net Increase/(Decrease) in Portfolio Shares                         5,531,367       1,142,229
Shares Outstanding, Beginning of Period                             1,153,031          10,802
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   6,684,398       1,153,031
---------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                          10,001              --
  Reinvested dividends and distributions                                  331              --
---------------------------------------------------------------------------------------------
Total                                                                  10,332              --
---------------------------------------------------------------------------------------------
Shares Repurchased                                                        (1)              --
Net Increase/(Decrease) in Portfolio Shares                            10,331              --
Shares Outstanding, Beginning of Period                                    --              --
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      10,331              --
---------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                                  --              --
  Proceeds from sales of securities                                        --              --
  Purchases of long-term U.S. government obligations                       --              --
  Proceeds from sales of long-term U.S. government obligations             --              --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.
(3)  Period May 1, 2001 (inception) to July 31, 2001.

See Notes to Financial Statements.

                                        Janus Adviser Series / July 31, 2001  57

Financial Highlights

                                                                                                   Janus Aspen
                                                                  Janus Adviser                  Growth Portfolio
                                                                  Growth Fund(1)               Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   30.82    $   33.63    $   23.45    $   18.46    $   16.18
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             --        (.02)          .07        (.03)          .04
  Net gains/(losses) on securities (both realized and unrealized)      (7.68)        (.22)        10.25         6.32         2.71
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (7.68)        (.24)        10.32         6.29         2.75
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                   --           --           --           --        (.10)
  Distributions (from capital gains)                                       --       (2.57)        (.14)       (1.30)        (.37)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        --       (2.57)        (.14)       (1.30)        (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   23.14    $   30.82    $   33.63    $   23.45    $   18.46
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                        (24.91)%       (.64)%       44.12%       34.99%       17.22%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $ 265,032    $ 189,318    $  59,334    $      18    $      12
Average Net Assets for the Period (in thousands)                    $ 247,176    $ 127,737    $  12,209    $      13    $      11
Ratio of Gross Expenses to Average Net Assets**(3)                      1.17%        1.17%        1.17%        1.18%        1.20%
Ratio of Net Expenses to Average Net Assets**(3)                        1.17%        1.17%        1.17%        1.18%        1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets**         (0.04)%      (0.30)%      (0.25)%      (0.23)%        0.29%
Portfolio Turnover Rate**                                                 42%          46%          53%          73%         122%

                                                                  Janus Adviser                     Janus Aspen
                                                                    Aggressive              Aggressive Growth Portfolio
                                                                  Growth Fund(1)                Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   50.78    $   58.91    $   27.42    $   20.49    $   16.12
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             --        (.17)          .19        (.12)        (.06)
  Net gains/(losses) on securities (both realized and unrealized)     (26.08)       (1.63)        32.70         7.05         4.43
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      (26.08)       (1.80)        32.89         6.93         4.37
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                   --           --           --           --           --
  Distributions (from capital gains)                                       --       (6.33)       (1.40)           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        --       (6.33)       (1.40)           --           --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   24.70    $   50.78    $   58.91    $   27.42    $   20.49
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                        (51.36)%      (3.17)%      124.34%       33.58%       27.11%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $ 335,677    $ 302,466    $  47,928    $      17    $      13
Average Net Assets for the Period (in thousands)                    $ 351,618    $ 162,084    $   9,786    $      14    $      11
Ratio of Gross Expenses to Average Net Assets**(3)                      1.16%        1.17%        1.19%        1.26%        1.32%
Ratio of Net Expenses to Average Net Assets**(3)                        1.16%        1.17%        1.19%        1.26%        1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**         (0.64)%      (1.01)%      (1.00)%      (0.86)%      (0.62)%
Portfolio Turnover Rate**                                                 79%          84%         105%         132%         130%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnotes #4 and #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

58  Janus Adviser Series / July 31, 2001

                                                                  Janus Adviser                     Janus Aspen
                                                                     Capital              Capital Appreciation Portfolio
                                                               Appreciation Fund(1)             Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   31.32    $   33.00    $   19.86    $   12.62    $   10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .25          .09        (.08)        (.04)          .12
  Net gains/(losses) on securities (both realized and unrealized)      (8.79)       (1.66)        13.22         7.28         2.50
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (8.54)       (1.57)        13.14         7.24         2.62
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                (.17)        (.10)           --           --           --
  Distributions (from capital gains)                                       --        (.01)           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.17)        (.11)           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   22.61    $   31.32    $   33.00    $   19.86    $   12.62
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                        (27.35)%      (4.74)%       66.16%       57.37%       26.20%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $ 230,806    $ 118,394    $  23,529    $      20    $      13
Average Net Assets for the Period (in thousands)                    $ 180,005    $  65,965    $   4,402    $      15    $      12
Ratio of Gross Expenses to Average Net Assets**(3)                      1.18%        1.17%        1.19%        1.44%        1.73%
Ratio of Net Expenses to Average Net Assets**(3)                        1.18%        1.17%        1.19%        1.44%        1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           1.04%        0.97%        0.23%      (0.25)%        1.55%
Portfolio Turnover Rate**                                                 56%          13%          52%          91%         101%

                                                                                                   Janus Aspen
                                                                   Janus Adviser                Balanced Portfolio
                                                                  Balanced Fund(1)             Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   25.14    $   28.04    $   22.59    $   17.47    $   15.38
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .53          .28          .46          .21          .27
  Net gains/(losses) on securities (both realized and unrealized)      (1.76)        (.52)         5.41         5.58         2.30
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (1.23)        (.24)         5.87         5.79         2.57
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                (.46)        (.33)        (.42)        (.18)        (.30)
  Distributions (from capital gains)                                       --       (2.33)           --        (.49)        (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.46)       (2.66)        (.42)        (.67)        (.48)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   23.45    $   25.14    $   28.04    $   22.59    $   17.47
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                         (4.92)%      (0.86)%       26.13%       33.59%       16.92%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $ 530,639    $ 140,179    $  53,598    $  17,262    $      12
Average Net Assets for the Period (in thousands)                    $ 336,439    $  96,509    $  28,498    $   3,650    $      11
Ratio of Gross Expenses to Average Net Assets**(3)                      1.17%        1.17%        1.19%        1.24%        1.32%
Ratio of Net Expenses to Average Net Assets**(3)                        1.17%        1.17%        1.19%        1.24%        1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           2.52%        2.67%        2.36%        2.04%        2.38%
Portfolio Turnover Rate**                                                129%          59%          92%          70%         139%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnotes #4 and #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                        Janus Adviser Series / July 31, 2001  59

                                                                                                   Janus Aspen
                                                                  Janus Adviser              Equity Income Portfolio
                                                               Equity Income Fund(1)           Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   19.99    $   27.07    $   19.28    $   13.42    $   10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .03        (.03)          .03        (.05)          .01
  Net gains/(losses) on securities (both realized and unrealized)      (2.77)        (.88)         7.85         6.12         3.41
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (2.74)        (.91)         7.88         6.07         3.42
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                   --           --           --           --           --
  Dividends (in excess of net investment income)                        (.03)           --           --           --           --
  Distributions (from capital gains)                                       --       (6.17)        (.09)        (.21)           --
  Distributions (in excess of capital gains)                            (.20)           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.23)       (6.17)        (.09)        (.21)           --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   17.02    $   19.99    $   27.07    $   19.28    $   13.42
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                        (13.80)%      (3.34)%       40.94%       45.55%       34.20%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   7,134    $   1,369    $     464    $      20    $      13
Average Net Assets for the Period (in thousands)                    $   3,985    $   1,264    $     128    $      16    $      12
Ratio of Gross Expenses to Average Net Assets**(3)                      1.75%        1.76%        1.78%        1.75%        1.74%
Ratio of Net Expenses to Average Net Assets**(3)                        1.75%        1.76%        1.77%        1.75%        1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           0.02%      (0.30)%      (0.04)%      (0.33)%        0.07%
Portfolio Turnover Rate**                                                108%          86%         114%          79%         128%

                                                                  Janus Adviser              Janus Aspen
                                                                    Growth and       Growth and Income Portfolio
                                                                  Income Fund(1)         Retirement Shares(2)
                                                                       2001         2000         1999       1998(5)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   19.28    $   20.68    $   11.94    $   10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .07          .02        (.01)          .01
  Net gains/(losses) on securities (both realized and unrealized)      (3.73)       (1.08)         8.75         1.93
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (3.66)       (1.06)         8.74         1.94
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                (.05)        (.03)           --           --
  Distributions (from capital gains)                                       --        (.31)           --           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.05)        (.34)           --           --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   15.57    $   19.28    $   20.68    $   11.94
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                        (18.93)%      (5.13)%       73.20%       19.40%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  34,608    $  17,894    $   6,982    $      12
Average Net Assets for the Period (in thousands)                    $  22,767    $  11,641    $   1,826    $      10
Ratio of Gross Expenses to Average Net Assets**(3)                      1.52%        1.25%        1.53%        1.72%
Ratio of Net Expenses to Average Net Assets**(3)                        1.52%        1.24%        1.53%        1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           0.52%        0.35%        0.11%        0.21%
Portfolio Turnover Rate**                                                 51%          27%          59%          62%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnotes #4 and #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.
(5)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

60  Janus Adviser Series / July 31, 2001

                                                                  Janus Adviser
For a share outstanding during the fiscal year                Strategic Value Fund
ended July 31                                                          2001
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   10.00
----------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             --
  Net gains/(losses) on securities (both realized and unrealized)      (1.12)
----------------------------------------------------------------------------------
Total from Investment Operations                                       (1.12)
----------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                   --
  Distributions (from capital gains)                                       --
----------------------------------------------------------------------------------
Total Distributions                                                        --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    8.88
----------------------------------------------------------------------------------
Total Return*                                                        (11.20)%
----------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   5,255
Average Net Assets for the Period (in thousands)                    $   5,072
Ratio of Gross Expenses to Average Net Assets**(3)                      1.75%
Ratio of Net Expenses to Average Net Assets**(3)                        1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets**         (0.50)%
Portfolio Turnover Rate**                                                 88%

                                                                                                    Janus Aspen
                                                                  Janus Adviser           International Growth Portfolio
                                                              International Fund(1)            Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   36.85    $   38.56    $   21.27    $   18.44    $   16.80
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .21          .42           --          .05          .04
  Net gains/(losses) on securities (both realized and unrealized)     (11.09)        (.49)        17.30         3.07         1.73
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      (10.88)        (.07)        17.30         3.12         1.77
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                (.09)        (.39)        (.01)        (.01)        (.09)
  Distributions (from capital gains)                                       --       (1.25)           --        (.28)        (.04)
  Distributions (in excess of capital gains)                            (.09)           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.18)       (1.64)        (.01)        (.29)        (.13)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   25.79    $   36.85    $   38.56    $   21.27    $   18.44
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                        (29.62)%       (.10)%       81.32%       16.86%       10.53%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $ 430,299    $  48,003    $  16,986    $      17    $      11
Average Net Assets for the Period (in thousands)                    $ 284,760    $  33,338    $   3,738    $      13    $      11
Ratio of Gross Expenses to Average Net Assets**(3)                      1.24%        1.22%        1.25%        1.35%        1.45%
Ratio of Net Expenses to Average Net Assets**(3)                        1.24%        1.22%        1.24%        1.35%        1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           0.95%        2.58%      (0.29)%        0.26%        0.26%
Portfolio Turnover Rate**                                                 66%          52%          80%          93%          86%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnotes #4 and #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                        Janus Adviser Series / July 31, 2001  61

                                                                                                   Janus Aspen
                                                                   Janus Adviser            Worldwide Growth Portfolio
                                                                 Worldwide Fund(1)             Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   43.67    $   47.56    $   29.06    $   23.36    $   20.72
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .27          .03        (.04)          .02          .14
  Net gains/(losses) on securities (both realized and unrealized)     (12.44)        (.26)        18.54         6.57         2.80
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      (12.17)        (.23)        18.50         6.59         2.94
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                (.23)           --           --        (.02)        (.14)
  Distributions (from capital gains)                                       --       (3.66)           --        (.87)        (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.23)       (3.66)           --        (.89)        (.30)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   31.27    $   43.67    $   47.56    $   29.06    $   23.36
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                        (27.93)%       (.42)%       63.66%       28.25%       14.22%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $ 949,967    $ 409,780    $ 174,399    $   5,837    $     403
Average Net Assets for the Period (in thousands)                    $ 696,848    $ 316,174    $  49,424    $   1,742    $      11
Ratio of Gross Expenses to Average Net Assets**(3)                      1.20%        1.20%        1.21%        1.22%        1.26%
Ratio of Net Expenses to Average Net Assets**(3)                        1.20%        1.20%        1.21%        1.22%        1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           0.66%           --      (0.34)%      (0.02)%        0.16%
Portfolio Turnover Rate**                                                 72%          47%          67%          77%          80%

                                                                 Janus Adviser
For a share outstanding during the period                      Global Value Fund
ended July 31                                                        2001(5)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .01
  Net gains/(losses) on securities (both realized and unrealized)       (.19)
--------------------------------------------------------------------------------
Total from Investment Operations                                        (.18)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                   --
  Distributions (from capital gains)                                       --
--------------------------------------------------------------------------------
Total Distributions                                                        --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    9.82
--------------------------------------------------------------------------------
Total Return*                                                         (1.70)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   1,981
Average Net Assets for the Period (in thousands)                    $   1,974
Ratio of Gross Expenses to Average Net Assets**(3)                      1.75%
Ratio of Net Expenses to Average Net Assets**(3)                        1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           0.50%
Portfolio Turnover Rate**                                                  0%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnotes #4 and #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.
(5)  Period May 1, 2001 (inception) to July 31, 2001.

See Notes to Financial Statements.

62  Janus Adviser Series / July 31, 2001

                                                                                                    Janus Aspen
                                                                  Janus Adviser              Flexible Income Portfolio
                                                              Flexible Income Fund(1)          Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   11.42    $   11.72    $   12.05    $   11.77    $   11.41
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .66          .47          .37          .73          .50
  Net gains/(losses) on securities (both realized and unrealized)         .49        (.31)        (.27)          .27          .58
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         1.15          .16          .10         1.00         1.08
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                (.66)        (.46)        (.36)        (.61)        (.61)
  Distributions (from capital gains)                                       --           --        (.07)        (.11)        (.11)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.66)        (.46)        (.43)        (.72)        (.72)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   11.91    $   11.42    $   11.72    $   12.05    $   11.77
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                          10.34%        1.37%        0.90%        8.58%        9.73%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   6,159    $     810    $     842    $      12    $      11
Average Net Assets for the Period (in thousands)                    $   2,710    $     817    $     250    $      11    $      10
Ratio of Gross Expenses to Average Net Assets**(3)                      1.20%        1.28%        1.20%        1.24%        1.23%
Ratio of Net Expenses to Average Net Assets**(3)                        1.20%        1.28%        1.20%        1.23%        1.23%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           5.47%        6.74%        6.80%        5.92%        6.39%
Portfolio Turnover Rate**                                                413%         183%         116%         145%         119%

                                                                                                   Janus Aspen
                                                                  Janus Adviser               Money Market Portfolio
                                                              Money Market Fund(1)             Retirement Shares(2)
                                                                       2001         2000         1999         1998       1997(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .05          .03          .04          .05          .03
  Net gains/(losses) on securities (both realized and unrealized)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          .05          .03          .04          .05          .03
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                (.05)        (.03)        (.04)        (.05)        (.03)
  Distributions (from capital gains)                                       --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.05)        (.03)        (.04)        (.05)        (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                           4.99%        3.17%        4.45%        4.85%        3.13%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  15,765    $   6,684    $   1,153    $      11    $      10
Average Net Assets for the Period (in thousands)                    $  10,244    $   4,775    $     150    $      10    $      10
Ratio of Gross Expenses to Average Net Assets**(3)                      0.86%        0.90%        0.86%        0.84%        1.00%
Ratio of Net Expenses to Average Net Assets**(3)                        0.86%        0.90%        0.86%        0.84%        1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets**           4.68%        5.57%        5.18%        4.74%        4.66%
Portfolio Turnover Rate**

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnotes #4 and #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                        Janus Adviser Series / July 31, 2001  63

Notes to Schedules of Investments

ADR  American Depository Receipt

GDR  Global Depository Receipt

*    Non-income-producing security

** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and certain of these may be deemed to be restricted for resale.

(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(DELTA) Security is a defaulted security with accrued interest in the amount of $160 for Janus Adviser Flexible Income Fund.

Variable Rate Notes; the interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of July 31, 2001.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

64  Janus Adviser Series / July 31, 2001

                                                   Notes to Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Adviser Series (the "Trust") was organized as a Delaware Trust on March 24, 2000 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open end management investment company. The Trust offers twelve Funds or series of shares with differing investment objectives and policies.

     Ten Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Balanced Fund, Janus Adviser Equity Income Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, and Janus Adviser Global Value Fund. One Fund invests primarily in income-producing securities: Janus Adviser Flexible Income Fund. Janus Adviser Money Market Fund invests in short-term money market securities. Each Fund is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Fund, Capital Appreciation Fund, Strategic Value Fund, and Global Value Fund which are nondiversified.

     Each Fund's Shares are issued and redeemed only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

     The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund).

     Janus Adviser Strategic Value Fund began operations on July 31, 2001. Janus Capital Corporation ("Janus Capital"), the adviser, invested $1,000 of initial seed capital.

     Adviser Global Value Fund began operations on May 1, 2001. Janus Capital invested $2,000,000 of initial seed capital.

     A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that are subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. No taxable gain or loss occurred as a result of the transfer. Janus Capital, the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000 Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital will pay all the fees associated with the reorganization.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Fund are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

                                        Janus Adviser Series / July 31, 2001  65

     FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
     The Funds enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions in the Statement of Operations. Forward currency contracts held by the Funds are fully collateralized by other securities, in possession at the Fund's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year end. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Funds may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of liquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds was August 1, 2001. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have determined that the impact on the Financial Statements, resulting from the adoption of this new standard is insignificant.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds have determined that the impact on the Financial Statements, resulting from the adoption of this principle is insignificant.

     INITIAL PUBLIC OFFERINGS
     The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as its assets grow.

     ADDITIONAL INVESTMENT RISK
     A portion of the Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

66  Janus Adviser Series / July 31, 2001

     ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Each Fund, except the Flexible Income and the Money Market Funds, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for both Flexible Income and Money Market Funds. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

     FEDERAL INCOME TAXES
     No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended July 31, 2001. The Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Balanced Fund, Equity Income Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, and Global Value Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. The Money Market Fund's advisory fee rate is 0.25% of average net assets. The advisory fee is calculated daily and paid monthly.

     Until, at least, July 31, 2003, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                                   Expense Limit
                                                                    Percentage
     Fund                                                               (%)
     ---------------------------------------------------------------------------
     Janus Adviser Growth Fund                                          0.67
     Janus Adviser Aggressive Growth Fund                               0.66
     Janus Adviser Capital Appreciation Fund                            0.68
     Janus Adviser Balanced Fund                                        0.67
     Janus Adviser Equity Income Fund                                   1.25
     Janus Adviser Growth and Income Fund                               1.02
     Janus Adviser International Fund                                   0.74
     Janus Adviser Worldwide Fund                                       0.70
     Janus Adviser Flexible Income Fund                                 0.70
     Janus Adviser Money Market Fund                                    0.36
     ---------------------------------------------------------------------------

                                        Janus Adviser Series / July 31, 2001  67

     In addition, Janus Capital has agreed to reimburse Strategic Value Fund and Global Value Fund by the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Fund until at least the next annual renewal of the advisory agreement.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Funds' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended July 31, 2001, are noted below:

                                              DST Securities, Inc.  Portfolio Expense     DST Systems
     Fund                                      Commissions Paid*       Reduction*            Costs
     ------------------------------------------------------------------------------------------------
     Janus Adviser Growth Fund                      $   954             $   715             $ 9,777
     Janus Adviser Aggressive Growth Fund             3,437               2,578              10,948
     Janus Adviser Capital Appreciation Fund          4,596               3,448               6,959
     Janus Adviser Balanced Fund                        707                 530              11,690
     Janus Adviser Equity Income Fund                    14                  10               8,358
     Janus Adviser Growth and Income Fund                70                  52               8,461
     Janus Adviser Strategic Value Fund                  --                  --               8,420
     Janus Adviser International Fund                    --                  --              12,650
     Janus Adviser Worldwide Fund                     1,823               1,368              15,269
     Janus Adviser Global Value Fund                     --                  --                 936
     Janus Adviser Flexible Income Fund                  --                  --               8,410
     Janus Adviser Money Market Fund                     --                  --               8,689
     ------------------------------------------------------------------------------------------------

     *The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

     Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

     Permanent items identified in the period ended July 31, 2001, have been reclassified among the components of net assets as follows:

                                                 Undistributed     Undistributed
                                                 Net Investment     Net Realized         Paid-In
     Fund                                            Income       Gains and Losses       Capital
     ---------------------------------------------------------------------------------------------
     Janus Adviser Growth Fund                    $    119,610      $   (22,070)      $   (97,540)
     Janus Adviser Aggressive Growth Fund            2,248,460       (2,948,418)           699,958
     Janus Adviser Capital Appreciation Fund                --               (1)                 1
     Janus Adviser Balanced Fund                      (83,502)            60,832            22,670
     Janus Adviser Equity Income Fund                    7,416           (1,462)           (5,954)
     Janus Adviser Growth and Income Fund                 (53)           (3,259)             3,312
     Janus Adviser Strategic Value Fund                 25,389               201          (25,590)
     Janus Adviser International Fund                 (61,918)            37,929            23,989
     Janus Adviser Worldwide Fund                    (129,349)         (158,230)           287,579
     Janus Adviser Global Value Fund                     (131)               131                --
     Janus Adviser Flexible Income Fund                    142             (240)                98
     Janus Adviser Money Market Fund                        --                --                --
     ---------------------------------------------------------------------------------------------

68  Janus Adviser Series / July 31, 2001

     The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

     As of July 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire July 31, 2009.

     In 2001, the Funds noted below incurred "Post October" losses during the period from November 1, 2000 through July 31, 2001. These losses will be deferred for tax purposes and recognized in 2002.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of July 31, 2001, are also noted below.

                                          Net Capital Loss           Post October Losses           Federal Tax        Unrealized
     Fund                                     Carryovers         Capital           Currency            Cost          Appreciation
     -----------------------------------------------------------------------------------------------------------------------------
     Janus Adviser Growth Fund             $   (3,188,098)   $  (33,192,828)                --   $   270,335,048   $    23,015,229
     Janus Adviser Aggressive
       Growth Fund                            (16,005,900)     (142,481,919)                --       376,696,506        30,307,181
     Janus Adviser Capital
       Appreciation Fund                       (8,897,069)      (23,594,040)                --       250,319,823         5,504,096
     Janus Adviser Balanced Fund                 (745,692)      (11,093,473)   $      (12,333)       530,933,613        14,180,147
     Janus Adviser Equity Income Fund                   --         (288,914)              (12)         7,361,628           248,986
     Janus Adviser Growth and
       Income Fund                               (467,040)       (1,714,914)              (53)        35,584,601         1,590,395
     Janus Adviser Strategic Value Fund           (57,915)         (462,259)             (187)         5,296,443           441,002
     Janus Adviser International Fund                   --      (41,393,156)          (59,946)       484,418,357         9,733,723
     Janus Adviser Worldwide Fund                (231,503)      (82,401,624)         (107,926)     1,021,928,690        46,575,862
     Janus Adviser Global Value Fund                    --                --             (131)         1,875,212            25,698
     Janus Adviser Flexible Income Fund                 --          (10,346)                --         5,877,973           111,462
     Janus Adviser Money Market Fund                    --                --                --        13,738,872                --
     -----------------------------------------------------------------------------------------------------------------------------

                                              Unrealized     Net Appreciation/
     Fund                                   (Depreciation)    (Depreciation)
     -------------------------------------------------------------------------
     Janus Adviser Growth Fund             $  (27,369,817)   $   (4,354,588)
     Janus Adviser Aggressive
       Growth Fund                            (70,234,708)      (39,927,527)
     Janus Adviser Capital
       Appreciation Fund                      (25,807,886)      (20,303,790)
     Janus Adviser Balanced Fund              (20,012,563)       (5,832,416)
     Janus Adviser Equity Income Fund            (442,752)         (193,766)
     Janus Adviser Growth and
       Income Fund                             (2,490,015)         (899,620)
     Janus Adviser Strategic Value Fund          (520,233)          (79,231)
     Janus Adviser International Fund         (68,022,559)      (58,288,836)
     Janus Adviser Worldwide Fund             (92,899,147)      (46,323,285)
     Janus Adviser Global Value Fund              (64,926)          (39,228)
     Janus Adviser Flexible Income Fund           (16,634)            94,828
     Janus Adviser Money Market Fund                    --                --
     -------------------------------------------------------------------------

4.   EXPENSES

     The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Funds' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The Fund could have employed the assets used by another party to produce income if it had not entered into an expense offset arrangement. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

     The Funds pay a distribution fee of up to 0.25% of average net assets and a participant administration fee of up to 0.25% of average net assets.

5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets. Expense ratios are annualized for all periods less than one year.


     Fund                                                               2001
     ---------------------------------------------------------------------------
     Janus Adviser Growth Fund                                          1.23%
     Janus Adviser Aggressive Growth Fund                               1.23%
     Janus Adviser Capital Appreciation Fund                            1.26%
     Janus Adviser Balanced Fund                                        1.22%
     Janus Adviser Equity Income Fund                                   5.06%
     Janus Adviser Growth and Income Fund                               1.87%
     Janus Adviser Strategic Value Fund                                 3.67%
     Janus Adviser International Fund                                   1.31%
     Janus Adviser Worldwide Fund                                       1.25%
     Janus Adviser Global Value Fund                                   10.35%(1)
     Janus Adviser Flexible  Income Fund                                6.59%
     Janus Adviser Money Market Fund                                    1.83%
     ---------------------------------------------------------------------------

     (1) Period May 1, 2001 (inception) to July 31, 2001.

                                        Janus Adviser Series / July 31, 2001  69

Explanations of Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through July 31, 2001.

     When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

     Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

70  Janus Adviser Series / July 31, 2001

4.   STATEMENT OF OPERATIONS

     This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Fund's net assets will increase and decrease in value as investors purchase and redeem shares from a Fund.

     The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                        Janus Adviser Series / July 31, 2001  71

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Fund turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the fund manager. A 100% rate implies that an amount equal to the value of the entire Fund is turned over in a year; a 50% rate means that an amount equal to the value of half the Fund is traded in a year; and a 200% rate means that an amount equal to the value of the Fund is sold every six months.

72  Janus Adviser Series / July 31, 2001

                                               Report of Independent Accountants

To the Trustees and Shareholders
of Janus Adviser Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Balanced Fund, Janus Adviser Equity Income Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, Janus Adviser Global Value Fund, Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2001, and the results of each of their operations , the changes in each of their net assets and the financial highlights for the year or period then ended; and the statement of changes in net assets for Janus Aspen Series (predecessor fund) and the financial highlights for the Janus Aspen Retirement Shares for the years or periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
September 5, 2001

                                        Janus Adviser Series / July 31, 2001  73

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                   [LOGO] JANUS
                          100 Fillmore Street
                          Denver, Colorado 80206-4923
                          1-877-335-2687

           Funds distributed by Janus Distributors, Inc. Member NASD.

This material must be preceded or accompanied by a prospectus, which contains more information including charges and expenses. Read it carefully before you invest or send money.

[LOGO] Recycled Paper

INSJADSA                                                              108-02-001